                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number 811-08879
--------------------------------------------------------------------------------

                           SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

        One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                               James M.A. Anderson
                           Sun Capital Advisers Trust
                           One Sun Life Executive Park
                      Wellesley Hills, Masssachusetts 02481
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


       Registrant's telephone number, including area code: (781) 237-6030

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                   Date of fiscal year end: December 31, 2003
--------------------------------------------------------------------------------
                     Date of reporting period: June 30, 2003
--------------------------------------------------------------------------------

ITEM 1.  REPORT TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended:

                          SUN CAPITAL ADVISERS TRUST-SM-

                          SEMI-ANNUAL REPORT JUNE 30, 2003

                                   ---------------------------------------------

                                                    Sun Capital-SM- All Cap Fund
                    Sun Capital Investment Grade Bond Fund-Registered Trademark-
                             Sun Capital Money Market Fund-Registered Trademark-
                              Sun Capital Real Estate Fund-Registered Trademark-
                                                        SC-SM- Alger Growth Fund
                                               SC-SM- Alger Income & Growth Fund
                                          SC-SM- Alger Small Capitalization Fund
                                                     SC-SM- Davis Financial Fund
                                                 SC-SM- Davis Venture Value Fund
                                     SC-SM- Neuberger Berman Mid Cap Growth Fund
                                      SC-SM- Neuberger Berman Mid Cap Value Fund
                                                        SC-SM- Value Equity Fund
                                                       SC-SM- Value Managed Fund
                                                       SC-SM- Value Mid Cap Fund
                                                     SC-SM- Value Small Cap Fund
                                                   SC-SM- Blue Chip Mid Cap Fund
                                                SC-SM- Investors Foundation Fund
                                                       SC-SM- Select Equity Fund

Sun Capital Advisers Trust is a mutual fund registered with the Securities and Exchange Commission under the Investment Company Act of 1940. Its investment adviser is Sun Capital Advisers Inc.-Registered Trademark-, a member of the Sun Life Financial group of companies.

[SUN LIFE FINANCIAL LOGO]

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 ALL CAP FUND

For the first six months of 2003, the All Cap Fund has returned 26.79%, 1503 basis points over the S&P 500 index return of 11.76%. After falling 7.69% in the first quarter vs. a drop of 3.15% for the S&P 500 index, the performance of the Fund rebounded sharply in the second quarter, with a return of 37.36%, ahead of the S&P 500 index return of 15.39%. For the trailing one-year period, the Fund has returned 14.62% vs. 0.25% for the S&P 500 index. While past performance doesn't predict future returns, we believe that the strong returns for the year to date period are attributed to our strategy of emphasizing fundamentals and investing in out of favor issues that represent strong relative value.

At the start of 2003 the Fund was weighted towards economically sensitive stocks, with a bias towards mid and small capitalization stocks over large capitalization stocks due to the fact that the small and mid cap sectors in general had valuations that were much more attractive on a relative basis. While the All Cap Fund's small and mid cap holdings detracted from performance in Q1, performance in Q2 was greatly aided by these holdings, as small capitalization stocks outperformed large capitalization stocks. The Russell 2000 Index, a barometer of small cap stocks, returned 23.42% for the second quarter vs. 15.74% for the large-cap Russell 1000 Index. The top contributors to performance for the year to date period were all small caps: Avaya, Pegasus Communications, Agere Systems, I-Stat Corp., Unova, and Concord Communications.

For the first six months of 2003, the US equity market posted strong results, with the S&P 500 index returning 11.76%. Following a drop of 3.15% in the first quarter, the market rebounded positively in the second quarter, as the S&P 500 index returned 15.39%, the strongest quarterly performance for the index since the fourth quarter of 1998. Strength in the market has been attributed to several issues, including a quick resolution to the Iraq conflict, a tempering of the SARS outbreak, low inflation, low interest rates, and signs of economic improvement.

The market's upward move has been broad-based, with 85% of S&P 500 issues above their 200-day moving average at the end of the quarter. A broad move is generally an indicator of strong underpinnings, in that a few large capitalization stocks are not moving the index. In fact, for the 6-month period, small cap stocks have outperformed their large cap brethren, having risen close to 18% vs. 12% for large caps. The move in small cap stocks is a positive indicator for the economic outlook, as small cap stocks tend to outperform large cap stocks coming out of an economic recession. Smaller companies are usually a leading indicator of economic turns, as by the nature of their size the companies are more sensitive to changes in their business.

The market is not as cheap statistically as it was at the end of 2002, but then again there was much more uncertainty at that time regarding the outlook for the economy and the build-up to potential war in Iraq. However, if signs continue to point to economic improvement, the market is undervalued. With after-tax yields on money market funds below 1%, and bond yields near 40-year lows, the alternatives for investors outside of equities are few. The S&P 500 index is currently selling at 18.8 times 2003 and 17.2 times 2004 estimates versus a 10 year average of 21 times.

Following the sharp run-up in many of the Fund's small cap and mid cap issues, we decided to pare back some of those holdings in the latter half of June. Several issues hit our maximum target weightings, and were pared back as part of our commitment to risk management. In other cases, relative under-valuations at the end of 2002 had been remedied by strong market moves. We added to holdings in large cap issues, as in several sectors, such as pharmaceuticals and technology, large cap issues lagged the overall market's performance, and had become relatively cheaper compared to small and mid cap issues.

Overall, the All Cap Fund has maintained a diversified portfolio roughly aligned with S&P 500 sector weightings, but one which trades at a discount to the S&P 500 index with respect to price to sales, price to book, and price to cash flow. Specifically, valuation metrics as of June 30 show the portfolio trading at 0.9 times sales vs. 1.6 times for the S&P 500 index, a price to book of 2.2 times vs. 3.0 times, and a price to cash flow of 12.4 vs. 13.9 times, respectively. The portfolio's dividend yield (1.6%) is slightly below that of the S&P 500 index. The Fund continues to favor economically sensitive stocks, with sector overweights in Industrials, Materials, and Information Technology.

TOP TEN EQUITY HOLDINGS                                    TOP FIVE INDUSTRIES
AT JUNE 30, 2003                                           AT JUNE 30, 2003
---------------------------------------------------------  ----------------------------------------------------
                                          % OF NET ASSETS                                       % OF NET ASSETS
                                          ---------------                                       ---------------
Concord Communications, Inc.                    3.4%         Insurance                               9.2%
UNOVA, Inc.                                     3.2%         Software                                8.8%
Microsoft Corp.                                 3.1%         Drugs                                   7.7%
The Kroger Co.                                  3.0%         Multimedia                              7.1%
Vicor Corp.                                     2.8%         Telecommunications                      6.1%
General Electric Co.                            2.8%
Pfizer, Inc.                                    2.7%
Annaly Mortgage Management, Inc.                2.5%
I-STAT Corp.                                    2.5%
Amerada Hess Corp.                              2.4%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ALL CAP FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              ALL CAP FUND  S&P 500 INDEX
MAY 1, 2002     $10,000        $10,000
Jun 30, 2002        $8,360         $9,227
Sep 30, 2002        $6,440         $8,556
Dec 31, 2002        $7,557         $8,270
Mar 31, 2003        $6,976         $8,010
Jun 30, 2003        $9,582         $9,242

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2003**

                                                              LIFE OF
                                     SIX MONTHS  ONE YEAR     FUND***
                                     ----------  --------  --------------
All Cap Fund.......................     26.79%    14.62%           -3.59%
S&P 500 Index......................     11.76%     0.25%           -6.53%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the All Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from May 1, 2002 (commencement of operations) to June 30,
2003.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 INVESTMENT GRADE BOND FUND

The return on the Investment Grade Bond Fund for the six month period ended
June 30, 2003, was 7.42%, compared to the 3.93% return for the Lehman Brothers Aggregate Bond Index. The recent outperformance has been as a result of our overweight of the Credit portion of the Index. Since November 2002, after a disastrous environment for corporate credit for most of the year, this segment of the fixed income market has rallied strongly with a total return year to date of 7.3%. Lower rated corporates, which were more severely punished during 2002, have outperformed their higher rated counterparts with BBB corporate bonds returning 10.2% for the sixth month period ending June 30. Technical factors such as a new issue calendar that is down by 30% for the first six months of 2003 when contrasted to a similar period of 2002 are having a constructive effect on the corporate bond market. Also positively affecting the performance of the credit sector, has been large cash balances from insurance companies, pension funds and money managers that are destined for the corporate fixed income market. Investor sentiment has also been buoyed by the short duration and outcome of the Iraqi encounter and expectations of a second half economic rebound. Moreover, compressing credit spreads and falling U.S. Treasury yields have forced investors down the credit spectrum in search of additional yield. Further evidence of the yield quest, as well as strong market technicals and the hope for a recovering economy, the Merrill Lynch High Yield Index returned 17.24% for the first six months of 2003.

Commercial mortgage-backed securities (CMBS, 2.5% of the Lehman Aggregate Index) returned 5.3% for the first 6-months of 2003, U.S. Treasuries (21.9%) 3.7%, U.S. Agencies (12.2%) 3.4%, asset-backed securities (ABS, 1.9%) 3.4%, while mortgage-backed securities (MBS, 34.7%) generated a 1.6% return for the first 6-month period of 2003.

With the major fighting completed in Iraq and coalition forces declaring victory on May 1st , U.S. investors turned their attention back toward domestic issues and earnings prospects for companies. With many prognosticating a second half economic rebound, U.S stock indices in the second quarter benefited with their best performance in years. Fixed income investors appear to be slightly more bearish as U.S. Treasury levels flirted with historical low yields during the most recent quarter. The Federal Reserve, also with concerns about the economy and possible deflation, lowered the Federal Funds rate by 25 basis points in June to 1.0%, a level not seen since the 1950s. Talk of deflation, rising unemployment and directionless manufacturing data continue to trouble the financial markets. However, the consumer continues to remain strong with fuel from low mortgage rates and expected tax breaks.

Economic data remains mixed. Although recent manufacturing data is eliciting a slight improvement, energy prices have stabilized at lower levels while consumer confidence is on the rise. The Federal Reserve, in the transcript from their recent meeting, indicated that interest rates will remain low until a recovery is well in hand. Recently announced tax cuts, along with the current low interest rates, are attempting to lay the ground work for a sustainable economic expansion. Deflation remains a concern as do jobs that have been lost and will not return (outsourcing/ productivity). Also troubling is the lack of expected top-line growth for many companies that continue to boost earnings through expense reductions. Moreover, business capital expenditures have yet to resurface in a meaningful way.

The best performing sectors of the corporate bond market for the first six months were sectors that were severely punished during 2002:
telecommunications-wireline; media-cable; and airlines. Worst performing sectors for the first two quarters of 2003 were tobacco, foreign local agencies and supermarkets.

While credit downgrades continue to outpace upgrades, trends are improving as companies focus on balance sheet repair. The Moody's downgrade/upgrade ratio was 2.6x for the second quarter of 2003.

Economic data continues to provide a murky picture as to the direction of the economy. We do know that unemployment remains at a nine year high while business capital spending remains depressed. A weak U.S. Dollar should be a positive catalyst for the economy. Monetary policy remains in an expansionary mode which is conducive to spending for both CEOs and consumers. Mortgage refinancing as well as expected tax cuts should continue to keep the consumer humming along. First quarter gross domestic product or GDP was an anemic 1.4%, second quarter is expected around 2% with expectations of the second half of 2003 producing a figure north of 3.5%.

Organizations with superior products and a sound financial condition can, during uncertain economic conditions, gain market share and emerge much stronger when growth returns. It is these companies that we are focusing on and acquiring when valuations are deemed attractive. With interest rates expected to rise modestly over the second half of 2003, government securities will not be our focus. In addition to corporate bonds, certain segments of the MBS, ABS and CMBS markets remain attractive and will be given proper attention.

TOP TEN BOND ISSUERS                                       TOP FIVE BOND SECTORS
AT JUNE 30, 2003                                           AT JUNE 30, 2003
---------------------------------------------------------  ----------------------------------------------------
                                          % OF NET ASSETS                                       % OF NET ASSETS
                                          ---------------                                       ---------------
U.S. Treasury Bonds and Notes                  17.6%         U.S. Govt. & Agency Obligations         48.2%
Federal Home Loan Mortgage                     13.9%         Electric Utilities                       8.2%
Government National Mortgage Assn.             10.2%         Financial Services                       4.5%
Federal National Mortgage Assn.                 7.8%         Broadcasting/Media                       4.4%
Continental Cablevision, Inc.                   1.5%         Commercial Mortgage Backed
Northrop Grumman Corp.                          1.5%         Securities                               3.7%
Time Warner Entertainment Co.                   1.5%
Great Lakes Power, Inc.                         1.4%
CNA Financial Corp.                             1.4%
Monongahela Power Co.                           1.4%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INVESTMENT GRADE BOND FUND AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              INVESTMENT GRADE    LEHMAN BROTHERS
                 BOND FUND      AGGREGATE BOND INDEX
Dec 7, 98              $10,000               $10,000
Dec 31, 98             $10,004               $10,025
Mar 31, 99             $10,045                $9,975
Jun 30, 99              $9,956                $9,888
Sep 30, 99              $9,963                $9,955
Dec 31, 99              $9,948                $9,943
Mar 31, 2000           $10,120               $10,162
Jun 30, 2000           $10,291               $10,338
Sep 30, 2000           $10,591               $10,651
Dec 31, 2000           $10,929               $11,099
Mar 31, 2001           $11,278               $11,435
Jun 30, 2001           $11,351               $11,499
Sep 30, 2001           $11,656               $12,031
Dec 31, 2001           $11,717               $12,037
Mar 31, 2002           $11,730               $12,048
Jun 30, 2002           $11,839               $12,493
Sep 30, 2002           $12,124               $13,065
Dec 31, 2002           $12,329               $13,271
Mar 31, 2003           $12,649               $13,456
Jun 30, 2003           $13,244               $13,792

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2003**

                                                                   LIFE OF
                                SIX MONTHS  ONE YEAR  THREE YEARS  FUND***
                                ----------  --------  -----------  -------
Investment Grade Bond Fund....      7.42%    11.87%        8.77%    6.35%
Lehman Brothers Aggregate Bond
  Index.......................      3.93%    10.40%       10.08%    7.24%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Investment Grade Bond Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from December 7, 1998 (commencement of operations) to June 30, 2003.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 MONEY MARKET FUND

For the six months ended June 30, 2003, the total return of the Money Market Fund was 0.33%, compared to 0.64% for the Merrill Lynch three-month U.S. Treasury Bill Index.

At June 30, 2003, the Fund had net assets of $143.2 million compared to $149.4 million at year-end. The Fund had a seven-day yield of 0.52% and an average maturity of 42 days. The portfolio was 72% invested in highly rated commercial paper, 21% in Treasury and agency discount paper, and 7% in other liquid short-term investments.

During the first half of 2003 money market interest rates, as measured by the three-month Treasury bill, traded in a range between 0.81% and 1.22%. The yield on three-month Treasury bills began the year at 1.22%, declined to 0.81% in mid-June, and ended the month 0.85%. 90-day commercial paper yields traded in a range of 5-20 basis points over Treasury bills during the six months. On June 25th the Federal Reserve's monetary-policy committee (FOMC) voted 11-1 to lower its target for the Federal Funds rate by 25 basis points to 1 percent, a 45-year low. The reduction is the Fed's 13th since January 2001. The committee also approved a 25 basis point reduction in the discount rate to 2 percent. The FOMC continues to feel that the economy has yet to exhibit sustainable growth despite the end of the war in Iraq and that disinflationary pressures are more of a concern outweighing those of a pick-up in inflation.

TOP TEN ISSUERS
AT JUNE 30, 2003
-------------------------------------------------------------------
                                                    % OF NET ASSETS
                                                    ---------------
Federal National Mortgage Assn.                          12.3%
Schering-Plough Corp.                                     4.7%
U.S. Treasury Bills                                       4.5%
General Electric Capital Corp.                            4.5%
American General Finance Corp.                            4.2%
International Business Machines Corp.                     4.1%
Goldman Sachs Group, Inc.                                 4.1%
Dupont (E. I.) de Nemours & Co.                           3.9%
Toyota Motor Credit Corp.                                 3.9%
Bank of America NA                                        3.8%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MONEY MARKET FUND AND THE MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 MONEY     MERRILL LYNCH 3-MONTH
              MARKET FUND      T-BILL INDEX
Dec 7, 98         $10,000                $10,000
Dec 31, 98        $10,031                $10,030
Mar 31, 99        $10,138                $10,136
Jun 30, 99        $10,246                $10,255
Sep 30, 99        $10,363                $10,385
Dec 31, 99        $10,495                $10,513
Mar 31, 2000      $10,635                $10,660
Jun 30, 2000      $10,785                $10,822
Sep 30, 2000      $10,949                $10,985
Dec 31, 2000      $11,114                $11,164
Mar 31, 2001      $11,257                $11,332
Jun 30, 2001      $11,368                $11,459
Sep 30, 2001      $11,457                $11,583
Dec 31, 2001      $11,513                $11,657
Mar 31, 2002      $11,547                $11,707
Jun 30, 2002      $11,581                $11,763
Sep 30, 2002      $11,614                $11,816
Dec 31, 2002      $11,642                $11,867
Mar 31, 2003      $11,662                $11,903
Jun 30, 2003      $11,681                $11,943

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2003**

                                                                    LIFE OF
                                SIX MONTHS  ONE YEAR  THREE YEARS   FUND***
                                ----------  --------  -----------  ---------
Money Market Fund.............      0.33%     0.86%        2.70%      3.46%
Merrill Lynch 3-month U.S.
  Treasury Bill Index.........      0.64%     1.53%        3.33%      3.97%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Merrill Lynch three-month U.S. Treasury Bill Index is a one-security index which at the beginning of every month selects for inclusion the U.S. Treasury Bill maturing closest to, but not beyond 91 days from that date. That issue is then held for one month, sold and rolled into the new U.S. Treasury Bill.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Money Market Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from December 7, 1998 (commencement of operations) to June 30, 2003.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 REAL ESTATE FUND

For the six months ended June 30, 2003, the Fund posted a total return of 13.78%. This compares with a 13.84% return for the Morgan Stanley REIT Index.

Year-to-date, the Manufactured Homes, Outlet Centers, Regional Malls, Strip Centers, Triple Net Lease, Health Care, Diversified, and Office property types outperformed The Morgan Stanley REIT Index, while the Hotel, Self-Storage, Apartments, Industrial, and Mixed property types underperformed the Index.

The stocks that had the best performance in the Fund year-to-date were Developers Diversified (Strip Centers), Kimco (Strip Centers), Mack Cali (Office), General Growth (Regional Malls), and Boston Properties (Office). The stocks that had the worst performance year-to-date were Reckson (Mixed Office/Industrial), Archstone-Smith (Apartments), Equity Residential (Apartments), Shurgard Storage (Self-Storage), and Centerpoint Properties (Industrial).

The Morgan Stanley REIT Index finished the 2nd quarter at 487.21, which, at the time, was the all-time high level for a quarterly close. Since the end of the quarter, the Morgan Stanley REIT Index has broken through the previous high of 496.79, set on June 6th, 2003, to set a new high of 505.69 on July 7th, 2003.

Each day that the Morgan Stanley REIT Index hits a new high triggers another investor to research the historical performance of the Index, and to consider whether the great run can continue, or is about to end. Bullish REIT investors prefer to cite the steady yield spread REITs are earnings on their investments, the consistent earnings growth of the retail REITs, and operating statistics in property types like Office and Apartments that appear to be bottoming as positive evidence that the REIT market is merely forward looking. Bearish REIT investors, on the other hand, have ample amounts of negative data points to cite that would suggest the run is over, REITs are overvalued, and that positive fund flows have prevented REIT shares from appropriately discounting poor fundamentals.

While our market outlook falls toward the middle of these two extreme opinions, as dedicated REIT investors, we have tilted the portfolio to reflect our slightly more bearish outlook. Presently, we acknowledge that occupancy and rents in many property types have started to decline at a lesser rate than they have in the past, but we also find it hard to believe that any improvements will reach the bottom line fast enough to warrant such strong share price performances in the short-term. The rash of insider selling and equity issuance at many REITs is evidence that the management teams of many REITs appear to agree that their shares are fully valued at this time. Our focus continues to be on REITs with quality portfolios of properties, proven track records, strong management teams, and conservative balance sheets.

The Fund remains underweight in the Apartments sector, and overweight in the Office, Strip Centers, and Regional Malls sectors. Based on the outlook for these sectors and current valuations, the Fund began to reduce the overweight in the Strip Centers and Regional Malls property types in 2003, and to reduce the underweighting position in the Apartments property type. The portfolio moves likely had a slightly negative impact on performance during the quarter. Although we have been early in trimming the weightings in Regional Malls and Strip Centers, we believe that both property types are close to being fully valued, and over the long term, the risk/return tradeoff is better in other property types. In addition to valuation concerns, we continue to believe that many retailers are being forced to slow down unit growth plans and rationalize their store bases, which should pressure occupancy rates at Strip Centers and Regional Malls.

After returning 12.63% in the 2nd quarter, the Morgan Stanley REIT Index is up 13.84% for the year-to-date, well above the average dividend yield of 6.5%. While we believe that declining earnings drove poor performance in the first quarter 2003, in our opinion, we also believe that strong equity markets and a steady yield spread on investments, and not any discernible recovery in earnings, drove the strong performance in second quarter.

The average dividend yield for the Morgan Stanley REIT Index was 6.54% at the end of the 2nd quarter, compared to a yield of 6.02% for the Fund and 3.52% for the 10-yr Treasury yield. The weighted average and median market capitalizations for the Fund was $3.14 billion and $2.11 billion, compared to $3.27 billion and $979 million for the Morgan Stanley REIT Index.

TOP TEN EQUITY HOLDINGS                                    TOP FIVE PROPERTY TYPES
AT JUNE 30, 2003                                           AT JUNE 30, 2003
---------------------------------------------------------  ----------------------------------------------------
                                          % OF NET ASSETS                                       % OF NET ASSETS
                                          ---------------                                       ---------------
SL Green Realty Corp.                          6.9%          Office                                  20.6%
Boston Properties, Inc.                        6.8%          Regional Malls                          14.3%
General Growth Properties, Inc.                5.0%          Apartments                              14.2%
Vornado Realty Trust                           4.6%          Shopping Centers                        12.3%
Mack-Cali Realty Corp.                         4.4%          Mixed                                    7.9%
AvalonBay Communities, Inc.                    4.0%
CBL & Associates Properties, Inc.              4.0%
BRE Properties, Inc.                           4.0%
Reckson Associates Realty Corp.                4.0%
Duke Realty Corp.                              3.9%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE REAL ESTATE FUND AND THE MORGAN STANLEY REIT INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              REAL ESTATE  MORGAN STANLEY
                 FUND        REIT INDEX
Dec 7, 98         $10,000         $10,000
Dec 31, 98         $9,929          $9,774
Mar 31, 99         $9,365          $9,303
Jun 30, 99        $10,383         $10,226
Sep 30, 99         $9,536          $9,398
Dec 31, 99         $9,534          $9,330
Mar 31, 2000       $9,929          $9,577
Jun 30, 2000      $11,123         $10,571
Sep 30, 2000      $11,987         $11,396
Dec 31, 2000      $12,518         $11,887
Mar 31, 2001      $12,217         $11,829
Jun 30, 2001      $13,556         $13,121
Sep 30, 2001      $13,612         $12,780
Dec 31, 2001      $14,092         $13,411
Mar 31, 2002      $15,139         $14,524
Jun 30, 2002      $15,876         $15,228
Sep 30, 2002      $14,726         $13,874
Dec 31, 2002      $14,662         $13,900
Mar 31, 2003      $14,926         $14,048
Jun 30, 2003      $16,683         $15,822

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2003**

                                                                    LIFE OF
                                SIX MONTHS  ONE YEAR  THREE YEARS   FUND***
                                ----------  --------  -----------  ---------
Real Estate Fund..............     13.78%     5.08%       14.47%     11.87%
Morgan Stanley REIT Index.....     13.84%     3.91%       14.21%     10.56%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees. The Morgan Stanley REIT Index is a total-return index composed of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Real Estate Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from December 7, 1998 (commencement of operations) to June 30, 2003.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 FRED ALGER MANAGEMENT, INC. MARKET OVERVIEW

The first half of 2003 brought great relief from all the selling experienced over the past few years. While waning consumer sentiment, weak industrial production and rising tensions in Iraq pushed markets lower during the first two months of the year, the outbreak of war in March provided a much-needed respite from the downward trend. Preferring war to the pre-combat uncertainty, investors pushed most indices higher during the final month of the quarter. The positive momentum continued into the second quarter. Reassured by the swift and decisive allied victory in Iraq and better-than expected first quarter profits, previously bearish investors found good reason to get back into the Market in April. Fortunately, the upward trend continued into May and June. Despite terrorist attacks in Saudi Arabia and Morocco as well as large trade deficits, investors chose to focus on rising consumer confidence, a larger-than-expected jump in the index of leading economic indicators as well as a 25 basis point rate cute on June 25th. Equity markets moved substantially higher during the final two months of the quarter.

While bulls and bears continue to trade punches, the market is changing. It is being defined not by bulls, bears, or even by sectors, but by companies with skilled management who adapt to current conditions and anticipate future trends. In short, we are entering a stock market that is led not by irrational punishment or reward, but by superior companies. After more than five years in which the market was driven by sentiment, fear, euphoria, international crises, and momentum, that is a substantial shift. The bull-versus-bear story makes for great tag lines on T.V. and in news stories, and it can be fun to indulge in the argument. However, true fundamental investors care little about prognostications on the market as a whole; they focus on finding the best companies, one at a time; they focus on companies that are doing well in their industries and who have the management, products, and vision to lead.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 ALGER GROWTH FUND (SUBADVISED BY FRED ALGER MANAGEMENT, INC.)

The Alger Growth Fund returned 16.57% during the six months ended June 30, 2003, outperforming the 11.76% return of its benchmark, the S&P 500 Index. The Fund seeks long-term capital appreciation by focusing on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Fund invests primarily in the equity securities of large companies, those having a market capitalization of $1 billion or greater. Individual stock selection is based on the in-depth, fundamental research conducted by our staff of seasoned analysts. Through the efforts of our research staff, we seek out those companies that have higher earnings growth potential than the broad market, exceptionally strong management, sustainability and predictability of growth, and market dominance.

During the first half of 2003, the Fund benefited from solid security selection in the consumer discretionary and health care sectors and an overweighting in the strong technology sector in beating the S&P 500 benchmark. At the stock level, holdings that contributed most positively to the Fund's performance throughout the six-month period included eBay, Inc., Yahoo!, Inc., Veritas Software Corp., Best Buy Co., Inc. and Amgen, Inc. Conversely, securities that detracted most from the Fund's value included General Dynamics Corp., Accenture Ltd., TJX Cos., Harley-Davidson, Inc. and Lockheed Martin Corp. The Fund remains well diversified, with health care, information technology, and consumer discretionary representing the top three sectors as of June 30, 2003.

TOP TEN EQUITY HOLDINGS                                    TOP FIVE INDUSTRIES
AT JUNE 30, 2003                                           AT JUNE 30, 2003
---------------------------------------------------------  ----------------------------------------------------
                                          % OF NET ASSETS                                       % OF NET ASSETS
                                          ---------------                                       ---------------
Microsoft Corp.                                4.0%          Pharmaceuticals                         19.4%
Cisco Systems, Inc.                            2.9%          Software                                11.0%
Johnson & Johnson                              2.8%          Communcations Services                   7.4%
Boston Scientific Corp.                        2.8%          Biotechnology                            5.6%
Tyco International Ltd.                        2.7%          Computer & Business Equipment            5.5%
Abbott Laboratories, Inc.                      2.6%
Citigroup, Inc.                                2.6%
Bristol-Myers Squibb Co.                       2.5%
eBay, Inc.                                     2.5%
The Gap, Inc.                                  2.4%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ALGER GROWTH FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 ALGER     S&P 500
              GROWTH FUND   INDEX
Apr 1, 2002       $10,000  $10,000
Jun 30, 2002       $8,570   $8,661
Sep 30, 2002       $6,940   $7,165
Dec 31, 2002       $7,126   $7,770
Mar 31, 2003       $7,076   $7,525
Jun 30, 2003       $8,307   $8,684

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2003**

                                                                     LIFE OF
                                     SIX MONTHS     ONE YEAR         FUND***
                                     ----------  --------------  ---------------
Alger Growth Fund..................     16.57%           -3.07%          -13.80%
S&P 500 Index......................     11.76%            0.25%          -10.69%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Alger Growth Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from April 1, 2002 (commencement of operations) to June 30, 2003.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 ALGER INCOME & GROWTH FUND (SUBADVISED BY FRED ALGER MANAGEMENT, INC.)

The Alger Income & Growth Fund returned 13.59% during the six months ended
June 30, 2003, outperforming the 11.76% return of its benchmark, the S&P 500 Index. The Fund primarily seeks to provide a high level of dividend income; its secondary goal is to provide capital appreciation. It invests in dividend paying equity securities, such as common or preferred stocks, preferably those which the Fund's portfolio manager believes also offer opportunities for capital appreciation. Individual stock selection is based on the in-depth, fundamental research conducted by our staff of seasoned analysts. Through the efforts of our research staff, we seek out those companies that have higher earnings growth potential than the broad market, exceptionally strong management, sustainability and predictability of growth, and market dominance.

During the first half of 2003, the Fund benefited from strong security selection in the consumer discretionary, health care and information technology sectors in beating the S&P 500 benchmark. At the stock level, holdings that contributed most positively to the Fund's performance throughout the six-month period included eBay Inc., Intel Corp., Amgen, Inc., Cisco Systems, Inc. and General Electric Co. Conversely, securities that detracted most from the Fund's value included General Dynamics Corp., Travelers Property Casualty Corp, TJX Cos., American International Group, Inc. and Harley-Davidson, Inc. The Fund remains well diversified with health care, information technology and consumer discretionary representing the top three sectors as of June 30, 2003.

TOP TEN EQUITY HOLDINGS                                    TOP FIVE INDUSTRIES
AT JUNE 30, 2003                                           AT JUNE 30, 2003
---------------------------------------------------------  ----------------------------------------------------
                                          % OF NET ASSETS                                       % OF NET ASSETS
                                          ---------------                                       ---------------
Microsoft Corp.                                 3.9%         Pharmaceuticals                         10.3%
Cisco Systems, Inc.                             2.8%         Drugs & Health Care                      9.5%
Boston Scientific Corp.                         2.7%         Software                                 7.5%
Tyco International Ltd.                         2.6%         Multiline Retail                         5.5%
Abbott Laboratories                             2.5%         Banks                                    4.3%
Bristol-Myers Squibb Co.                        2.4%
eBay, Inc.                                      2.3%
Citigroup, Inc.                                 2.3%
Intel Corp.                                     2.3%
Wal-Mart Stores, Inc.                           2.3%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ALGER INCOME & GROWTH FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              ALGER INCOME &  S&P 500
               GROWTH FUND     INDEX
Apr 1, 2002          $10,000  $10,000
Jun 30, 2002          $8,740   $8,661
Sep 30, 2002          $7,120   $7,165
Dec 31, 2002          $7,380   $7,770
Mar 31, 2003          $7,250   $7,525
Jun 30, 2003          $8,383   $8,684

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2003**

                                                                     LIFE OF
                                     SIX MONTHS     ONE YEAR         FUND***
                                     ----------  --------------  ---------------
Alger Income & Growth Fund.........     13.59%           -4.08%          -13.17%
S&P 500 Index......................     11.76%            0.25%          -10.69%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Alger Income & Growth Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from September 1, 1999 (commencement of operations) to June 30, 2003.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 ALGER SMALL CAPITALIZATION FUND (SUBADVISED BY FRED ALGER MANAGEMENT, INC.)

The Alger Small Capitalization Fund returned 15.77% during the six months ended June 30, 2003, missing the 19.33% return of its benchmark, the Russell 2000 Growth Index. The fund seeks long-term capital appreciation by focusing on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies, those having a market capitalization within the range of the Russell 2000 Growth Index or the S&P SmallCap 600 Index. Individual stock selection is based on the in-depth, fundamental research conducted by our staff of seasoned analysts. Through the efforts of our research staff, we seek out those companies that have higher earnings growth potential than the broad market, exceptionally strong management, sustainability and predictability of growth, and market dominance.

During the first half of 2003, the Fund benefited from strong security selection in the consumer staples sector, but was hurt by poor performing health care stocks in missing the Russell 2000 Growth benchmark. At the stock level, holdings that contributed most positively to the Fund's performance throughout the six-month period included Amdocs Ltd., Monster Worldwide, Inc., Doral Financial Corp., Mid Atlantic Medical Services, Inc. and Millenium Pharmaceuticals, Inc. Conversely, securities that detracted most from the Fund's value included Accredo Health Inc., Charles River Laboratories International, Inc., LaBranche & Co., Inc, AMN Healthcare Services, Inc. and Cerner Corp. The Fund remains well diversified, with information technology, health care and consumer discretionary representing the top three sectors as of June 30, 2003.

TOP TEN EQUITY HOLDINGS                                    TOP FIVE INDUSTRIES
AT JUNE 30, 2003                                           AT JUNE 30, 2003
---------------------------------------------------------  ----------------------------------------------------
                                          % OF NET ASSETS                                       % OF NET ASSETS
                                          ---------------                                       ---------------
Affiliated Managers Group, Inc.                 1.7%         Hotels, Restaurants & Leisure            5.9%
Mid Atlantic Medical Services, Inc.             1.6%         Communication Equipment                  5.7%
                                                             Computer Related & Business
Education Management Corp.                      1.5%         Services                                 5.5%
Doral Financial Corp.                           1.5%         Pharmaceuticals                          5.4%
UCBH Holdings, Inc.                             1.5%         Banks                                    4.9%
SICOR, Inc.                                     1.4%
Verdian Corp.                                   1.4%
Pharmaceutical Resources, Inc.                  1.4%
The BISYS Group, Inc.                           1.4%
Leapfrog Enterprises, Inc.                      1.4%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ALGER SMALL CAPITALIZATION FUND AND THE RUSSELL 2000 GROWTH INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  ALGER SMALL      RUSSELL 2000
              CAPITALIZATION FUND  GROWTH INDEX
Apr 1, 2002               $10,000       $10,000
Jun 30, 2002               $8,810        $8,430
Sep 30, 2002               $7,210        $6,616
Dec 31, 2002               $7,610        $7,113
Mar 31, 2003               $7,490        $6,836
Jun 30, 2003               $8,810        $8,487

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2003**

                                                               LIFE OF
                                     SIX MONTHS  ONE YEAR      FUND***
                                     ----------  --------  ---------------
Alger Small Capitalization Fund....     15.77%     0.00%            -9.64%
Russell 2000 Growth Index..........     19.33%     0.69%           -12.29%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Russell 2000 Growth Index includes securities of companies in the Russell 2000 Index which have a greater than average growth orientation. The Russell 2000 Index includes the 2,000 companies with the smallest market capitalizations from the Russell 3000 Index.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Alger Small Capitalization Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from April 1, 2002 (commencement of operations) to June 30, 2003.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 DAVIS ADVISORS MARKET OVERVIEW

During the six months ended June 30, 2003, the stock market, as measured by the S&P 500 Index, returned 11.76%. This performance reflected a vigorous rally over the last three months. In the first three months, stock prices were depressed by investor apprehension about geopolitical tensions and generally glum economic news. Although the U.S. military campaign in Iraq was brief and successful, economic uncertainty remained. Consumer spending stayed strong, but the job market deteriorated. The broad economy registered anemic growth. In March the market increased, and it continued in a positive trend through the end of June.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 DAVIS FINANCIAL FUND (SUBADVISED BY DAVIS SELECTED ADVISERS, L.P.)

For the six-month period ending June 30, 2003, the SC Davis Financial Fund returned 14.64%, compared with a return of 11.76% for the Standard & Poor's 500 Index. The Fund's investment strategy is to seek out growing financial services companies that can be purchased at value prices and held for the long-term.

The Fund's largest sector weightings, outside of Financial Services, were in Capital Goods and Business Equipment & Services. Business Equipment & Services contributed to the strong Fund performance while Capital Goods, though positive, did not perform as well as the Fund as a whole.

The principal holdings contributing to performance were: American Express, Janus Capital and Citigroup, all financial services companies. American Express increased by 18.55% over the six-month period. Janus Capital increased by 25.48% and Citigroup increased by 22.96%.

The principal detractors from performance were: State Street Corporation and Principal Financial Group. State Street Corporation, a financial services company, decreased by 18.57% over the six-month period. Principal Financial Group, also a financial services company, decreased by 8.50%.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT JUNE 30, 2003                                      AT JUNE 30, 2003
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
American Express Co.                       7.2%         Banking S & L                           25.2%
Julius Baer Holdings, Ltd.                 5.8%         Insurance                               24.5%
Janus Capital Group, Inc.                  5.2%         Financial Services                      18.6%
Tyco International Ltd.                    4.9%         Investment Firm                         15.7%
Golden West Financial Corp.                4.9%         Diversified Manufacturing                4.9%
Lloyds TSB Group PLC                       4.7%
Citigroup, Inc.                            4.7%
HSBC Holdings PLC                          4.5%
Dun & Bradstreet Corp.                     4.4%
Transatlantic Holdings, Inc.               4.3%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DAVIS FINANCIAL FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              DAVIS FINANCIAL  S&P 500
                   FUND         INDEX
Jul 17, 2000          $10,000  $10,000
Sep 30, 2000          $10,930   $9,535
Dec 31, 2000          $11,339   $8,790
Mar 31, 2001          $10,157   $7,747
Jun 30, 2001          $11,069   $8,206
Sep 30, 2001           $9,503   $6,999
Dec 31, 2001          $10,594   $7,752
Mar 31, 2002          $10,574   $7,772
Jun 30, 2002           $9,443   $6,733
Sep 30, 2002           $8,033   $5,572
Dec 31, 2002           $8,640   $6,043
Mar 31, 2003           $8,083   $5,852
Jun 30, 2003           $9,904   $6,752

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2003**

                                                                          LIFE OF
                                SIX MONTHS  ONE YEAR    TWO YEARS         FUND***
                                ----------  --------  --------------  ---------------
Davis Financial Fund..........     14.64%     4.89%           -5.41%           -0.33%
S&P 500 Index.................     11.76%     0.25%           -9.33%          -12.46%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Davis Financial Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from July 17, 2000 (commencement of operations) to June 30, 2003.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 DAVIS VENTURE VALUE FUND (SUBADVISED BY DAVIS SELECTED ADVISERS, L.P.)

For the six-month period ending June 30, 2003, the SC Davis Venture Value Fund returned 11.75%, compared with a return of 11.76% for the Standard & Poor's 500 Index. The Fund's investment strategy is to seek out growing companies that can be purchased at value prices and held for the long-term.

The Fund's largest sector weightings were in Financial Services and Consumer Nondurables. The Fund's financial holdings outperformed the S&P 500 Index, but the Fund's Consumer Nondurable holdings underperformed the S&P 500 Index, thus contributing to a total Fund performance which approximately matched the Index.

The principal holdings contributing to performance were: Progressive Corporation and American Express, both financial services companies, and Costco, a retail company. The Fund held substantial positions in all three companies and all three did well over the six-month period, Progressive Corporation increased by 47.41%, American Express by 18.55%, and Costco by 30.43%.

The principal detractors from performance were: Kraft Foods, Safeway, and American International Group. Kraft Foods, a Consumer Nondurable, decreased by 15.55%, Safeway, a retail company, decreased by 12.41%, and American International Group, a financial services company, decreased by 4.45%.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT JUNE 30, 2003                                      AT JUNE 30, 2003
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
American Express Co.                      7.8%          Insurance                               18.7%
Altria Group, Inc.                        6.1%          Banking S & L                           15.7%
American International Group, Inc.        4.9%          Financial Services                      10.4%
Citigroup, Inc.                           4.3%          Consumer Products & Services             6.1%
Berkshire Hathaway, Inc. Class A          4.1%          Investment Firm                          5.9%
Wells Fargo & Co.                         4.0%
The Progressive Corp.                     3.9%
HSBC Holdings PLC                         3.8%
Sealed Air Corp.                          3.8%
Costco Wholesale Corp.                    3.7%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DAVIS VENTURE VALUE FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              DAVIS VENTURE  S&P 500
               VALUE FUND     INDEX
Jul 17, 2000        $10,000  $10,000
Sep 30, 2000         $9,770   $9,535
Dec 31, 2000         $9,858   $8,790
Mar 31, 2001         $8,885   $7,747
Jun 30, 2001         $9,156   $8,206
Sep 30, 2001         $7,943   $6,999
Dec 31, 2001         $8,812   $7,752
Mar 31, 2002         $8,731   $7,772
Jun 30, 2002         $7,894   $6,733
Sep 30, 2002         $6,897   $5,572
Dec 31, 2002         $7,380   $6,043
Mar 31, 2003         $7,028   $5,852
Jun 30, 2003         $8,248   $6,752

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2003**

                                                                          LIFE OF
                                SIX MONTHS  ONE YEAR    TWO YEARS         FUND***
                                ----------  --------  --------------  ---------------
Davis Venture Value Fund......     11.75%     4.47%           -5.09%           -6.31%
S&P 500 Index.................     11.76%     0.25%           -9.33%          -12.46%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Davis Venture Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from July 17, 2000 (commencement of operations) to June 30, 2003.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 NEUBERGER BERMAN MANAGEMENT, INC. MARKET OVERVIEW

The markets delivered a bifurcated performance during the initial half of 2003. The first quarter was one of risk aversion, with investors flocking to safe bond and money market funds. Stocks experienced losses, with cyclical companies registering the worst performance. The stock market hit a low March 11th and has begun a rally, which carried prices higher into July.

Across the board, financial assets were the place to be during the second quarter of 2003. Bonds, stocks and even gold rallied strongly during the three-month period sending bears of all types into hibernation. Factors which contributed to the rally emanated out of Washington D.C. First, the successful conclusion to the Iraqi invasion removed a small, but hugely consequential risk of mass destruction weapons. Second, the Federal Reserve made certain that the markets would continue to provide the liquidity necessary to avoid deflation and economic decline. Third, the Congress passed a tax bill, which favored financial assets generally, and dividend paying stocks in particular.

The equity rally during the second quarter was the strongest for stocks since the end of 1998 and for many pundits signaled the end of the bear market, which began in March of 2000. The average domestic diversified equity fund gained 16.1% (according to Morningstar) and even more impressively, except for funds that aggressively sell short, every stock fund category moved higher during the quarter. That said however, there were distinctive differences in the performance patterns. The highest returns came from areas in the market with the greatest risk; small, volatile, money losing companies performed best while large, higher quality firms lagged. Value and growth for the second quarter performed roughly in line, but for the year growth investing has outperformed the value style.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 NEUBERGER BERMAN MID CAP GROWTH FUND
 (SUBADVISED BY NEUBERGER BERMAN MANAGEMENT, INC.)

The Neuberger Berman Mid Cap Growth Fund posted a positive return of 14.05% but underperformed the Russell Midcap Growth Index return of 18.74% in the six-month period ending June 30, 2003.

The largest contributors to portfolio performance for the first half of the year were security selection within Industrials, Telecommunications and Healthcare. In Industrials our emphasis on education was additive to performance. Also, stock selection within healthcare was additive to performance. Our emphasis in this sector included drugs, pharmacy services and therapeutics.

Stock selection with Information Technology had the most negative impact on portfolio performance. This was primarily due to the second half of the quarter technology performance. The defensive nature of our holdings in this area at the beginning of the second quarter fell behind the Indices as the market moved sharply upward in April and May. For example, in technology the portfolio held names that should have performed well in the event that spending in this area does not improve significantly. These defensive, less cyclical, lower octane names under-performed the more cyclical, higher beta names in the sector. In May we began repositioning the portfolio strategically to take advantage of this shift in the market. In addition, holdings in Consumer Discretionary negatively impacted the portfolio as one holding reported a negative earnings surprise.

We believe the equity market will continue to move higher, albeit at a slower pace than during the April-May period. Helping stocks advance is the prospect for stronger economic activity and better earnings growth. High liquidity provided by the Federal Reserve, stimulative fiscal policies and continued strong consumer spending would create better economic conditions for business to resume spending and hiring. Inflation is forecasted to remain low helping to hold down interest rates and after three years of a bear market, investors appear to be willing to accept more risk and move some assets back to stocks.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT JUNE 30, 2003                                      AT JUNE 30, 2003
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
InterActiveCorp.                           2.4%         Computers & Business Equipment          10.4%
Caremark Rx, Inc.                          2.3%         Communications Services                  6.0%
Teva Pharmaceutical Industries Ltd.        2.1%         Retail                                   4.7%
Gilead Sciences, Inc.                      2.1%         Biotech Research & Production            4.6%
Zebra Technologies Corp.                   2.1%         Radio & TV Broadcasting                  4.4%
Nextel Communications, Inc.                1.8%
Electronic Arts, Inc.                      1.8%
Westwood One, Inc.                         1.7%
Marvell Technology Group Ltd.              1.7%
Legg Mason, Inc.                           1.6%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE NEUBERGER BERMAN MID CAP GROWTH FUND AND THE RUSSELL MIDCAP GROWTH INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               NEUBERGER BERMAN    RUSSELL MIDCAP
              MID CAP GROWTH FUND   GROWTH INDEX
May 1, 2001               $10,000         $10,000
Jun 30, 2001              $10,110          $9,958
Sep 30, 2001               $7,300          $7,190
Dec 31, 2001               $8,750          $9,135
Mar 31, 2002               $8,631          $8,974
Jun 30, 2002               $7,241          $7,335
Sep 30, 2002               $6,100          $6,075
Dec 31, 2002               $6,190          $6,632
Mar 31, 2003               $6,120          $6,631
Jun 30, 2003               $7,060          $7,875

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2003**

                                                                     LIFE OF
                                     SIX MONTHS     ONE YEAR         FUND***
                                     ----------  --------------  ---------------
Neuberger Berman Mid Cap Growth
  Fund.............................    14.05%            -2.49%          -14.84%
Russell Midcap Growth Index........    18.74%             7.35%          -10.44%

*The performance data of the indices has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The indices are unmanaged and have no fees or costs. The Russell Midcap Growth Index measures the perofrmance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Neuberger Berman Mid Cap Growth Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from May 1, 2001 (commencement of operations) to June 30,
2003.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 NEUBERGER BERMAN MID CAP VALUE FUND
 (SUBADVISED BY NEUBERGER BERMAN MANAGEMENT, INC.)

The Neuberger Berman Mid Cap Value Fund (NB-MCV) rose 12.23% in the six-month period ended June 30, 2003. Its benchmark, the Russell Midcap Value Index
(RMCV), gained 13.11% in the same time period.

The first three months of the period were characterized by significant volatility. Market movements were generally driven by oft-shifting investor sentiment regarding the geopolitical outlook, namely the war in Iraq. The situation created a great deal of ambiguity as to the existing and future state of the economy. In this environment, we maintained a long-term perspective but also took advantage of the opportunities volatility created, kept a close eye on valuations and remained focused on owning well-managed, cash flow-generating businesses with strong balance sheets and stable earnings. NB-MCV held up better than the RMCV over the first three months of the year.

Investor optimism began to pick up in the middle of the six-month period, as geopolitical tensions began to subside and further fiscal and monetary stimulus was enacted. NB-MCV produced a strong total return in the latter three months of the period, though one not quite as robust as the RMCV's. This was so because while the recent equity market rally was fairly broad-based, the stocks that performed exceptionally well were the more-speculative, high-beta, low-quality names. We are pleased that our high-quality, low-beta portfolio nonetheless delivered an impressive return. Our objective in managing this portfolio is to protect capital on the downside, yet still participate meaningfully with the markets on the upside. The past several quarters have given us the opportunities to prove both sides of that equation, and we believe we have delivered on these objectives.

Holdings within Financials, Consumer Discretionary, Information Technology and Health Care were the largest contributors to the portfolio's total return. Within Financials, in our opinion, we own some of the best-managed regional banks, which are able to sustain return on equity in the 20%-range across complete economic cycles, are yielding 2-3% in many cases, and have more-predictable earnings streams, more-transparent balance sheets and lower price-to-earnings ratios than capital market- and credit-sensitive Financials. Within Information Technology, our selection of stocks outperformed index sector components, contributing to total and relative returns. However, our underweight allocation to this sector dampened returns relative to the RMCV, as this sector produced the highest return in both the portfolio and index. We sold several IT holdings in the past couple months, as they approached our target valuations.

The Health Care sector held back returns relative to the RMCV, due to positive though less robust returns versus the index. We believe we own high-quality businesses with strong secular fundamentals, solid earnings growth potential and low absolute valuations. They did not perform as well as the sector overall, we believe, because investor attention was more focused on those companies with greater leverage to an economic recovery, one that may or may not occur. Our Health Care holdings represent, in our opinion, some of the most attractive investment opportunities in our portfolio today.

We believe that the economic and equity market landscapes contain a significant amount of risk: areas of excess supply continue to exist, interest rates are near as low as they can go and the debt loads of many companies remain high, for example. Broadly speaking, we question whether equity prices are low enough to justify taking on all the risks in the market today. Fortunately, as investors in the mid-cap space, we have a large universe of stocks from which to pick, and we believe we have found over 60 businesses with the fundamental prospects and attractive valuations needed to produce superior risk-adjusted long-term returns.

We are hopeful that the economy will improve, and that the equity markets will continue to rise. But we believe the economy may experience setbacks along the road to recovery, which could be longer than many currently expect. Our portfolio of companies possesses superior characteristics versus the market:
NB-MCV has a lower
price/earnings ratio, higher return on equity, and higher historical and prospective earnings growth compared to our benchmark index. We believe that our higher quality portfolio is likely to perform well regardless of whether the path to economic recovery is smooth or bumpy, short or long.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT JUNE 30, 2003                                      AT JUNE 30, 2003
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Manpower, Inc.                             2.4%         Banks                                    6.1%
Omnicare, Inc.                             2.3%         Oil Crude Producers                      5.9%
Constellation Brands, Inc.                 2.3%         Health Care Services                     5.8%
SPX Corp.                                  2.3%         Financial Miscellaneous                  5.7%
Lear Corp.                                 2.2%         Retail                                   5.3%
Foot Locker, Inc.                          2.2%
Sunoco, Inc.                               2.1%
RenaissanceRe Holdings Ltd.                2.0%
Charter One Financial, Inc.                2.0%
Triad Hospitals, Inc.                      2.0%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE NEUBERGER BERMAN MID CAP VALUE FUND AND THE RUSSELL MIDCAP VALUE INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               NEUBERGER BERMAN   RUSSELL MIDCAP
              MID CAP VALUE FUND   VALUE INDEX
May 1, 2001              $10,000         $10,000
Jun 30, 2001             $10,060         $10,146
Sep 30, 2001              $8,980          $8,975
Dec 31, 2001              $9,893         $10,055
Mar 31, 2002             $10,374         $10,850
Jun 30, 2002             $10,014         $10,343
Sep 30, 2002              $8,538          $8,485
Dec 31, 2002              $8,950          $9,085
Mar 31, 2003              $8,759          $8,716
Jun 30, 2003             $10,045         $10,276

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2003**

                                                                  LIFE OF
                                     SIX MONTHS     ONE YEAR      FUND***
                                     ----------  ---------------  -------
Neuberger Berman Mid Cap Value
  Fund.............................    12.23%              0.32%   0.21%
Russell Midcap Value Index.........    13.11%             -0.64%   1.26%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Neuberger Berman Mid Cap Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from May 1, 2001 (commencement of operations) to June 30,
2003.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 OPCAP ADVISORS MARKET OVERVIEW

The mood of investors brightened considerably during the first half of 2003. After declining in January and February, stock prices turned sharply higher in mid-March, bolstered by the end of the war in Iraq, investor-friendly tax legislation and improving corporate profits. The S&P 500 Index returned 15.39% during the second quarter, its largest quarterly advance in nearly five years. This second-quarter gain more than offset the market's loss in the first quarter as the S&P 500 returned 11.76% during the six months ended June 30, 2003.

The advance was broadly based. Large cap, mid cap and small cap stocks all did well for the quarter and the first half of the year. Moreover, the rally was global. Non-U.S. stocks, as measured by the MSCI EAFE (Europe, Australia and Far
East) Index, returned 18.1% during the second quarter and 7.7% for the six month period. The bond market also performed favorably during the period, providing positive results in an environment of continued low inflation and declining interest rates.

Although the economic picture remains mixed, investors showed renewed willingness to assume risk and look beyond short-term economic uncertainty. This shift in investor attitude helped drive the market's performance.

Looking ahead, the corporate profit outlook appears to be improving. The recent strength of corporate profits reflects the impact of large-scale corporate cost-cutting over the past two years, diminishing write-offs and improving revenues. Because of the low baseline for comparisons and slashed cost structures at many corporations, any concrete improvement in economic activity could produce a substantial earnings boost.

The stock market is not inexpensive at this time, and careful stock selection remains as important as ever. Nonetheless, we remain generally optimistic in our view of the market as we continue to identify opportunities to purchase undervalued companies with solid business fundamentals.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 VALUE EQUITY FUND (SUBADVISED BY OPCAP ADVISORS)

The Value Equity Fund returned 13.56% during the first six months of 2003 compared with 11.57% for its benchmark index, the Russell 1000 Value Index. The Fund invests in companies priced below the Fund's portfolio management team's estimate of intrinsic value with a goal of controlling risk and generating long-term capital appreciation. The Fund performed well across a broad range of holdings. EMC (data storage products) was the biggest contributor to performance, rising 71% during the six month period due to new product introductions. The Fund's position in this holding was reduced as profits were taken as the share price advanced. Dollar General (discount retailing) rose sharply on higher earnings. In general, discount retailers are growing faster than general retailers, and Dollar General is outperforming its peers. Citigroup (banking), the Fund's largest investment also had a strong first half of 2003, rebounding on an improving business outlook. Other contributors included EchoStar (satellite TV), J.P. Morgan Chase (financial services) and Sears Roebuck (retailing). Freddie Mac (mortgage securitization) was the largest detractor from performance during the six month period, declining 13% on news that the company is restating past earnings upward. Although the restatement increases the risk profile of the stock and sets the stage for a more volatile future earnings stream, the Fund's portfolio management team believes the stock is trading below intrinsic value and fully reflects this anticipated earnings volatility. Moreover, the company's franchise position remains strong. UnumProvident (insurance) declined on concerns of investment losses. Other detractors included Tenet Healthcare (for-profit hospitals), Merrill Lynch (investment banking) and Boeing (aircraft and aerospace).

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT JUNE 30, 2003                                      AT JUNE 30, 2003
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Citigroup, Inc.                            5.0%         Financial Services                      15.5%
Freddie Mac                                4.6%         Retail                                  10.3%
Wells Fargo & Co.                          3.8%         Banking                                  9.1%
Exelon Corp.                               3.5%         Energy                                   8.5%
Alcan, Inc.                                3.3%         Telecommunications                       6.9%
Dollar General Corp.                       3.1%
Fannie Mae                                 3.0%
Verizon Communications, Inc.               2.9%
ConocoPhillips Co.                         2.9%
Pfizer, Inc.                               2.6%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE VALUE EQUITY FUND AND THE RUSSELL 1000 VALUE INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 RUSSELL 1000
              VALUE EQUITY FUND  VALUE INDEX
Jul 17, 2000            $10,000      $10,000
Jul 31, 2000             $9,690       $9,437
Aug 31, 2000            $10,210      $10,135
Sep 30, 2000            $10,240       $9,665
Oct 31, 2000            $10,890       $9,549
Nov 30, 2000            $10,730       $8,676
Dec 31, 2000            $11,335       $8,781
Mar 31, 2001            $11,305      $10,215
Jun 30, 2001            $11,619      $10,714
Sep 30, 2001            $10,619       $9,541
Dec 31, 2001            $11,049      $10,244
Mar 31, 2002            $10,912      $10,663
Jun 30, 2002             $9,235       $9,755
Sep 30, 2002             $7,355       $7,924
Dec 31, 2002             $8,014       $8,654
Mar 31, 2003             $7,811       $8,163
Jun 30, 2003             $9,101       $9,573

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2003**

                                                                    LIFE OF
                                     SIX MONTHS     ONE YEAR        FUND***
                                     ----------  --------------  --------------
Value Equity Fund..................     13.56%           -1.44%          -3.14%
Russell 1000 Value Index...........     11.57%           -1.02%          -1.47%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Russell 1000 Value Index measures the performance of companies with lower price-to-book ratios and lower forecasted growth values in the Russell 1000 Index, an index which measures the performance of the 1,000 largest companies in the Russell 3000 Index.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Value Equity Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from July 17, 2000 (commencement of operations) to June 30, 2003.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 VALUE MANAGED FUND (SUBADVISED BY OPCAP ADVISORS)

In a sharply higher stock market, the Valued Managed Fund returned 10.77% during the first half of 2003 compared to 11.76% for the S&P 500 Index. Consumer discretionary investments performed well; while the Fund's financial stocks lagged the index. Among individual stocks, discount retailer Dollar General was the top contributor to performance, rising 53% on improving earnings. This position was reduced as profits were taken as the price increased. Other positive contributors to performance during the first half of 2003 included Carnival (cruise line), Citigroup (banking), GM Hughes (satellite TV) and Sears Roebuck (retailing). Sears was added to the Fund's portfolio during the second quarter after the company announced plans to sell its troubled credit-card business. Freddie Mac (mortgage securitization), the Fund's largest position, was the biggest detractor from performance during the six month period, declining 13% on news that the company is restating past earnings. Even though the earnings adjustment is upward, the announcement raised questions about the company's accounting practices. We continue to like the stock and believe it is trading below intrinsic value. Other detractors from performance during the six months ended June 30, 2003 included Tenet Healthcare (for-profit hospitals), UnumProvident (insurance), Boeing (aircraft and aerospace) and ITT Industries (diversified manufacturer).

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT JUNE 30, 2003                                      AT JUNE 30, 2003
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Freddie Mac                                6.5%         Financial Services                      18.7%
Wells Fargo & Co.                          6.0%         Retail                                  15.9%
General Motors Corp. Class H               5.5%         Energy                                   8.4%
Sears Roebuck & Co.                        5.0%         Health Care Facilities                   7.2%
Citigroup, Inc.                            4.8%         Banking                                  7.1%
Pfizer, Inc.                               4.5%
Fannie Mae                                 4.5%
BP PLC                                     3.9%
Tyco International Ltd.                    3.8%
Carnival Corp.                             3.5%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE VALUE MANAGED FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              VALUE MANAGED FUND  S&P 500 INDEX
Jul 17, 2000             $10,000        $10,000
Jul 31, 2000              $9,860         $9,478
Aug 31, 2000             $10,290        $10,067
Sep 30, 2000             $10,420         $9,535
Oct 31, 2000             $10,879         $9,495
Nov 30, 2000             $10,819         $8,747
Dec 31, 2000             $11,388         $8,790
Mar 31, 2001             $11,104         $7,747
Jun 30, 2001             $11,378         $8,206
Sep 30, 2001             $10,411         $6,999
Dec 31, 2001             $10,696         $7,752
Mar 31, 2002             $10,756         $7,772
Jun 30, 2002              $9,634         $6,733
Sep 30, 2002              $8,065         $5,572
Dec 31, 2002              $8,404         $6,043
Mar 31, 2003              $8,095         $5,844
Jun 30, 2003              $9,309         $6,743

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2003**

                                                                     LIFE OF
                                     SIX MONTHS     ONE YEAR         FUND***
                                     ----------  --------------  ---------------
Value Managed Fund.................     10.77%           -3.39%           -2.39%
S&P 500 Index......................     11.76%            0.25%          -12.46%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Value Managed Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from July 17, 2000 (commencement of operations) to June 30, 2003.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 VALUE MID CAP FUND (SUBADVISED BY OPCAP ADVISORS)

The Value Mid Cap Fund returned 10.47% during the first half of 2003 compared with 12.26% for its benchmark index, the S&P MidCap400/Barra Value Index. The Fund invests in companies with market capitalizations between $1 billion and $5 billion. The Fund seeks to own undervalued companies with strong business fundamentals and sound management. The Fund's health care stocks performed well during the six month period while its industrial holdings lagged the market. Among individual stocks, discount retailer Dollar General was the Fund's top contributor to performance, rising 53% on higher earnings and improved management controls resulting in lower inventory "shrinkage" (stolen, misplaced and miscounted goods). In general, discount retailers are performing better than general retailers, and Dollar General is outperforming its peers. Other contributors to performance included Pharmaceutical Resources (generic pharmaceuticals), Millipore (filtration systems), Canadian National Railway and Sybron Dental Specialties (dental equipment). During the six month period, both Pharmaceutical Resources and Sybron Dental were sold as their share prices approached our targets. Diebold (ATM and electronic voting machines), the Fund's second largest position, also rose strongly on the prospect of increased voting machine sales in the wake of highly publicized problems with competitors' non-electronic voting devices. ARAMARK (food and uniform services), the Fund's largest investment and added to the portfolio during the first half of the year, had a slightly negative return. Electro Scientific (high-tech manufacturing equipment) was the largest detractor from performance, declining 24%. Other detractors included Apogent Technologies (equipment and disposables for the clinical research industry), Tenet Healthcare (for-profit hospitals) and Oshkosh Truck (specialty vehicles).

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT JUNE 30, 2003                                      AT JUNE 30, 2003
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
ARAMARK Corp.                              4.7%         Manufacturing                           11.2%
Diebold, Inc.                              4.2%         Electronics                              8.2%
Lamar Advertising Co.                      3.9%         Insurance                                7.3%
Canadian National Railway Co.              3.6%         Utilities                                6.8%
Pharmaceutical Product
  Development, Inc.                        3.5%         Drugs & Medical Products                 6.0%
Dollar General Corp.                       3.5%
Actuant Corp.                              3.3%
Millipore Corp.                            3.0%
Cinergy Corp.                              2.8%
Anadarko Petroleum Corp.                   2.8%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE VALUE MID CAP FUND AND THE S&P MIDCAP 400/BARRA VALUE INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              VALUE MID   S&P MIDCAP 400/
              CAP FUND   BARRA VALUE INDEX
Jul 17, 2000    $10,000            $10,000
Jul 31, 2000     $9,670             $9,456
Aug 31, 2000    $10,330            $10,512
Sep 30, 2000     $9,980            $10,441
Oct 31, 2000    $10,361            $10,087
Nov 30, 2000     $9,610             $9,325
Dec 31, 2000    $10,337            $10,039
Mar 31, 2001     $9,804            $11,264
Jun 30, 2001    $10,658            $12,328
Sep 30, 2001     $9,181            $10,724
Dec 31, 2001    $11,044            $12,500
Mar 31, 2002    $11,537            $13,740
Jun 30, 2002    $10,440            $12,934
Sep 30, 2002     $9,294            $10,543
Dec 31, 2002    $10,386            $11,236
Mar 31, 2003     $9,934            $10,571
Jun 30, 2003    $11,473            $12,599

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2003**

                                                                 LIFE OF
                                     SIX MONTHS     ONE YEAR     FUND***
                                     ----------  --------------  -------
Value Mid Cap Fund.................     10.47%            9.89%   4.76%
S&P MidCap 400/Barra Value Index...     12.26%           -2.48%   8.12%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The S&P MidCap 400/Barra Value Index is an unmanaged, weighted index of the stock performance of industrial, transportation, utility and financial companies. The index represents the performance of 400 of these companies having medium size market capitalizations with low price-to-book ratios and low price-to-earnings ratios.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Value Mid Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from July 17, 2000 (commencement of operations) to June 30, 2003.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 VALUE SMALL CAP FUND (SUBADVISED BY OPCAP ADVISORS)

Small cap stocks had an excellent first half of 2003, outperforming the stocks of larger companies. The Value Small Cap Fund returned 14.89% versus 16.49% for the Russell 2000 Value Index. The Fund invests in undervalued companies with market capitalizations of less than $2 billion at time of acquisition. The three investments that contributed most to performance during the period were one-concept retailers Aeropostale (teen apparel), Christopher & Banks (women's apparel) and Michaels Stores (arts and crafts materials, and home decor). Early in the year, while the war in Iraq created ten-year lows in the consumer confidence index, the Fund intentionally sought to invest in specialty retailers that were likely to rebound most with a successful resolution of the conflict. This strategy paid off, as all three stocks rose more than 50% during the second quarter. The Fund's investments in all three companies were reduced during the second quarter as profits were taken. Other contributors to performance during the six month period included Interface (carpets and fabrics) and IHOP (International House of Pancakes). Tier Technologies (business systems design and consulting) was the largest detractor from performance, falling sharply on lower operating income. Other detractors included Insurance Auto Auctions (auto salvage auctions of wrecks), Mercury Computer (embedded computer systems for defense and medical applications) and Cambrex (specialty chemicals). By the end of the second quarter, the number of stocks held in the Fund increased to 59. This broadening enabled the Fund to take positions in smaller companies and provided greater flexibility to spread risk at a time of market volatility.

In purchasing stocks, the Fund's portfolio manager focuses on small cap companies with the strongest management teams, solid franchises and attractive risk/reward scenarios.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT JUNE 30, 2003                                      AT JUNE 30, 2003
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
IHOP Corp.                                 3.0%         Retail                                  12.5%
J Jill Group, Inc.                         2.8%         Financial Services                      12.3%
ScanSource, Inc.                           2.8%         Machinery & Manufacturing                7.3%
Christopher & Banks Corp.                  2.7%         Medical Products                         7.2%
Roper Industries, Inc.                     2.6%         Technology                               6.2%
Wabash National Corp.                      2.6%
Interface, Inc.                            2.6%
ElkCorp                                    2.5%
Waddell & Reed Financial, Inc.             2.5%
Certegy, Inc.                              2.4%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE VALUE SMALL CAP FUND AND THE RUSSELL 2000 VALUE INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              VALUE SMALL  RUSSELL 2000
               CAP FUND    VALUE INDEX
Jul 17, 2000      $10,000      $10,000
Jul 31, 2000      $10,050       $9,228
Aug 31, 2000      $10,420       $9,932
Sep 30, 2000      $10,600       $9,640
Oct 31, 2000      $10,990       $9,210
Nov 30, 2000      $10,830       $8,264
Dec 31, 2000      $12,191       $8,974
Mar 31, 2001      $11,046      $11,140
Jun 30, 2001      $13,205      $12,450
Sep 30, 2001      $11,238      $10,789
Dec 31, 2001      $13,278      $12,592
Mar 31, 2002      $14,270      $13,785
Jun 30, 2002      $13,173      $13,493
Sep 30, 2002      $10,212      $10,620
Dec 31, 2002      $10,541      $11,143
Mar 31, 2003       $9,905      $10,578
Jun 30, 2003      $12,111      $12,981

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2003**

                                                                 LIFE OF
                                     SIX MONTHS     ONE YEAR     FUND***
                                     ----------  --------------  -------
Value Small Cap Fund...............     14.89%           -8.15%   6.69%
Russell 2000 Value Index...........     16.49%           -3.80%   9.21%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Russell 2000 Value Index is an unmanaged, market-weighted total return index that measures the performance of companies within the Russell 2000 Index having lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index includes the 2000 companies with the smallest market capitalizations from the Russell 3000 Index.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Value Small Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from July 17, 2000 (commencement of operations) to June 30, 2003.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 WELLINGTON MANAGEMENT CO., LLP MARKET OVERVIEW

During the first part of the year, investors wrestled with geopolitical uncertainty, job losses, mixed economic data, SARS, and high energy prices. In the second quarter, equities rebounded strongly off depressed levels. The broad based rally in the equity markets was fueled by a series of positive events including the end to the major military action in Iraq, better-than-expected first quarter corporate earnings results, a $350 billion stimulus package, and an additional short term interest rate cut by the Federal Reserve.

In the US equity markets, indices across all capitalizations and styles generated double-digit increases during the first six months of 2003.
Small- and mid-cap stocks strongly outperformed large-caps during the period with the Russell 2000 Index and the S&P Mid Cap 400 Index ahead of the S&P 500 Index. Among large cap stocks, growth outperformed value.

Low interest rates, a weaker US dollar and fiscal policy are providing economic stimulus that is without precedent in the last thirty years. Tax cuts and low interest rates provide a temporary boost to consumption, but ultimately jobs are needed to bolster the recovery. We see potential for some modest employment creation by the fourth quarter, followed by a self-sustaining upturn in jobs and consumption next year. In response to the aggressive economic stimulus, we anticipate that the US will again become an engine of growth for the rest of the world. This will be a welcome relief for the growth-starved global economy. However, this policy-induced upturn will have to be paid for at a later stage causing a deterioration of the US fiscal deficit.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 BLUE CHIP MID CAP FUND (SUBADVISED BY WELLINGTON MANAGEMENT CO., LLP)

The Blue Chip Mid Cap Fund returned 15.69% for the period, outpacing the 12.41% returns for S&P Mid Cap 400 Index.

The Fund's strong performance resulted from strength in the following areas: an overweight position and stock selection in Health Care, and stock selection in Information Technology and Financials. Performance was held back slightly due to weaker stock selection in the Consumer Discretionary and Consumer Staples sectors, and an overweight position combined with weak stock selection in the Industrials sector.

Key contributors on an absolute basis included Millenium Pharmaceuticals and Watson Pharmaceuticals, which benefited from resurgence in optimism in the biotechnology and pharmaceuticals subsectors following evidence that new drug approvals from the FDA may be accelerating under new leadership. The biggest detractors to performance on an absolute basis during the period were Pepsi Bottling Group, as results were hindered by severe first quarter weather, and MGM Mirage, which was held back by low demand stemming from a weak economy.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT JUNE 30, 2003                                      AT JUNE 30, 2003
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Countrywide Financial Corp.                2.2%         Banks                                   9.2%
Waters Corp.                               2.0%         Healthcare Equipment & Services         9.2%
Watson Pharmaceuticals, Inc.               2.0%         Pharmaceuticals & Biotechnology         6.6%
Lamar Advertising Co.                      1.9%         Consumer Durables and Apparel           6.0%
EOG Resources, Inc.                        1.6%         Software & Services                     5.5%
Guidant Corp.                              1.6%
Mattel, Inc.                               1.6%
McKesson HBOC, Inc.                        1.5%
Michaels Stores, Inc.                      1.5%
ARAMARK Corp.                              1.4%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE BLUE CHIP MID CAP FUND AND THE S&P MIDCAP 400 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              BLUE CHIP MID  S&P MIDCAP
                CAP FUND     400 INDEX
Sep 1, 99           $10,000     $10,000
Sep 30, 99           $9,700      $9,691
Dec 31, 99          $12,707     $11,357
Mar 31, 2000        $15,610     $12,798
Jun 30, 2000        $15,187     $12,376
Sep 30, 2000        $16,768     $13,879
Dec 31, 2000        $15,879     $13,345
Mar 31, 2001        $13,918     $11,907
Jun 30, 2001        $15,446     $13,474
Sep 30, 2001        $12,790     $11,242
Dec 31, 2001        $10,000     $13,264
Mar 31, 2002        $16,004     $14,156
Jun 30, 2002        $14,910     $12,838
Sep 30, 2002        $12,243     $10,714
Dec 31, 2002        $13,075     $11,339
Mar 31, 2003        $12,813     $10,836
Jun 30, 2003        $15,127     $12,747

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2003**

                                                                             LIFE OF
                                SIX MONTHS     ONE YEAR      THREE YEARS     FUND***
                                ----------  --------------  --------------  ---------
Blue Chip Mid Cap Fund........     15.69%            1.45%          -0.13%    11.41%
S&P MidCap 400 Index..........     12.41%           -0.71%           0.99%     6.54%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's MidCap 400 Index is a capitalization-weighted index that measures the mid-range sector of the U.S. stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Blue Chip Mid Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from September 1, 1999 (commencement of operations) to June 30, 2003.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 INVESTORS FOUNDATION FUND (SUBADVISED BY WELLINGTON MANAGEMENT CO., LLP)

The Investors Foundation Fund returned 10.19% for the six-months ended June 30, 2003, underperforming the S&P 500 Composite Index return of 11.76%. Positive returns through stock selection in the Financial, Industrial, and Energy sectors could not offset weakness in the Information Technology and Consumer Discretionary sectors. On an absolute basis Citigroup, Capital One Financial, and Altria were among the key contributors to performance for the period. Citigroup continues to execute well, is controlling expenses, and putting the Spitzer investigation behind it. Capital One performed well due to improving trends for consumer credit. Altria (formerly Phillip Morris) rose due to an improved litigation environment.

For the six-month period, the Fund's largest detractors on an absolute basis were Schering-Plough, Qwest Communications and Pepsi Bottling Corporation. Schering-Plough had disappointing earnings due to negative pressure on several drug franchises. Qwest Communications was held back due to delayed audited financials and conservative guidance from management. Pepsi Bottling underperformed due to severe weather across half of their US territories during the first quarter.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT JUNE 30, 2003                                      AT JUNE 30, 2003
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Citigroup, Inc.                            4.4%         Pharmaceuticals & Biotechnology         10.4%
Microsoft Corp.                            4.2%         Banks                                    8.4%
International Business Machines
  Corp.                                    2.7%         Diversified Financial Services           7.8%
Cisco Systems, Inc.                        2.5%         Software & Services                      7.1%
Altria Group, Inc.                         2.3%         Food, Beverages & Tobacco                6.5%
Procter & Gamble Co.                       2.2%
Pfizer, Inc.                               2.1%
Exelon Corp.                               1.9%
First Data Corp.                           1.9%
United Technologies Corp.                  1.8%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INVESTORS FOUNDATION FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 INVESTORS     S&P 500
              FOUNDATION FUND   INDEX
Sep 1, 99             $10,000  $10,000
Sep 30, 99             $9,680   $9,726
Dec 31, 99            $11,213  $11,173
Mar 31, 2000          $11,684  $11,429
Jun 30, 2000          $11,353  $11,126
Sep 30, 2000          $11,313  $11,018
Dec 31, 2000          $10,547  $10,156
Mar 31, 2001           $9,635   $8,952
Jun 30, 2001          $10,275   $9,476
Sep 30, 2001           $8,691   $8,085
Dec 31, 2001           $9,711   $8,949
Mar 31, 2002           $9,547   $8,973
Jun 30, 2002           $8,415   $7,771
Sep 30, 2002           $6,749   $6,429
Dec 31, 2002           $7,299   $6,971
Mar 31, 2003           $7,003   $6,751
Jun 30, 2003           $8,043   $7,791

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2003**

                                                                                LIFE OF
                                SIX MONTHS     ONE YEAR       THREE YEARS       FUND***
                                ----------  --------------  ---------------  --------------
Investors Foundation Fund.....     10.19%           -0.57%          -10.85%          -5.53%
S&P 500 Index.................     11.76%            0.25%          -11.20%          -6.31%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Investors Foundation Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from September 1, 1999 (commencement of operations) to June 30, 2003.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 SELECT EQUITY FUND (SUBADVISED BY WELLINGTON MANAGEMENT CO., LLP)

The Select Equity Fund returned 11.50% during the six months ended June 30, 2003, modestly trailing the S&P 500 Index, which returned 11.76%.

The Fund benefited from strong performance from holdings in the Health Care sector. Genzyme performed well on the strength of developments in their product pipeline including two new FDA approvals. St. Jude Medical was also a large contributor to performance, benefiting from strong performance of its cardiac rhythm management business. Amgen also performed well following an upbeat analyst meeting and strong earnings. The Gap and Target Corporation were also strong contributors during the period. Both companies are up against easy comparisons, have executed well and should benefit from a reinvigorated consumer.

Some of the stocks that detracted the most on an absolute basis from performance in the portfolio for the period were Pepsi Bottling Group, Safeway, and Newell Rubbermaid. Both Safeway and Newell Rubbermaid have been eliminated from the Fund. Pepsi Bottling remains a modest holding. The stock was weak after a disappointing first quarter due to severe weather in half of their US territories.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT JUNE 30, 2003                                      AT JUNE 30,2003
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
General Electric Co.                       5.1%         Pharmaceuticals & Biotechnology         17.7%
Pfizer Inc.                                4.9%         Technology Hardware & Equipment          9.2%
Intel Corp.                                4.8%         Retailing                                9.0%
Citigroup, Inc.                            4.5%         Diversified Financial Services           8.9%
The Gap Inc.                               4.2%         Capital Goods                            7.8%
Microsoft Corp.                            4.1%
Eli Lilly & Co                             4.1%
Cisco Systems, Inc.                        3.6%
American Intl Group, Inc.                  3.5%
Manpower, Inc.                             3.3%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SELECT EQUITY FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              SELECT EQUITY FUND  S&P 500 INDEX
Sep 1, 99                $10,000        $10,000
Sep 30, 99                $9,700         $9,726
Dec 31, 99               $12,640        $11,173
Mar 31, 2000             $14,680        $11,429
Jun 30, 2000             $13,060        $11,126
Sep 30, 2000             $12,770        $11,018
Dec 31, 2000             $11,413        $10,156
Mar 31, 2001              $9,353         $8,952
Jun 30, 2001              $9,863         $9,476
Sep 30, 2001              $8,282         $8,085
Dec 31, 2001              $9,562         $8,949
Mar 31, 2002              $9,165         $8,973
Jun 30, 2002              $7,324         $7,771
Sep 30, 2002              $6,176         $6,429
Dec 31, 2002              $6,927         $6,971
Mar 31, 2003              $6,749         $6,751
Jun 30, 2003              $7,724         $7,791

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2003**

                                                                          LIFE OF
                                SIX MONTHS  ONE YEAR    THREE YEARS       FUND***
                                ----------  --------  ---------------  --------------
Select Equity Fund............     11.50%     5.46%           -16.06%          -6.52%
S&P 500 Index.................     11.76%     0.25%           -11.20%          -6.31%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Select Equity Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from September 1, 1999 (commencement of operations) to June 30, 2003.

ALL CAP FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2003 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE

COMMON STOCK - 98.3%
AEROSPACE & DEFENSE - 3.7%
Raytheon Co.............................   1,273   $   41,805
The Boeing Co...........................   1,364       46,813
                                                   ----------
                                                       88,618
                                                   ----------
BANKS - 1.0%
Bank America Corp.......................     302       23,867
                                                   ----------
CABLE & SATELLITE OPERATORS - 1.0%
Comcast Corp. Class A *.................     794       23,963
                                                   ----------
CHEMICALS - 1.4%
Engelhard Corp..........................   1,383       34,257
                                                   ----------
COMMUNICATION SERVICES - 1.9%
Clear Channel Communications, Inc.*.....     523       22,170
SBC Communications, Inc.................     922       23,557
                                                   ----------
                                                       45,727
                                                   ----------
COMPUTERS & BUSINESS EQUIPMENT - 1.3%
Intel Corp..............................   1,565       32,527
                                                   ----------
CONGLOMERATES - 2.8%
General Electric Co.....................   2,317       66,451
                                                   ----------
DATA PROCESSING SERVICES - 1.0%
CSG Systems International, Inc.*........   1,784       25,208
                                                   ----------
DRUGS - 7.7%
Bristol-Myers Squibb Co.................   1,969       53,458
Johnson & Johnson.......................     704       36,397
Merck & Co..............................     514       31,123
Pfizer, Inc.............................   1,874       63,997
                                                   ----------
                                                      184,975
                                                   ----------
ELECTRIC UTILITIES - 2.1%
Allegheny Energy, Inc...................   5,991       50,624
                                                   ----------
ELECTRICAL EQUIPMENT - 4.5%
Thermo Electron Corp.*..................   2,019       42,439
Vicor Corp.*............................   6,994       67,143
                                                   ----------
                                                      109,582
                                                   ----------
FINANCIAL SERVICES - 1.8%
J.P. Morgan Chase & Co..................     607       20,747
Merrill Lynch & Co., Inc................     512       23,900
                                                   ----------
                                                       44,647
                                                   ----------
FOOD, BEVERAGES & TOBACCO - 5.3%
Archer-Daniels-Midland Co...............   4,320       55,599
                                          SHARES     VALUE

Hain Celestial Group, Inc.*.............   1,496   $   23,921
Sara Lee Corp...........................   2,525       47,495
                                                   ----------
                                                      127,015
                                                   ----------
HEALTH CARE EQUIPMENT & SUPPLIES - 5.3%
Baxter International, Inc...............   2,180       56,680
Haemonetics Corp.*......................     670       12,529
I-STAT Corp.*...........................   6,607       59,397
                                                   ----------
                                                      128,606
                                                   ----------
HEALTH CARE PROVIDER & SERVICES - 2.9%
HCA, Inc................................   1,446       46,330
Manor Care, Inc.*.......................     908       22,709
                                                   ----------
                                                       69,039
                                                   ----------
INSURANCE - 9.2%
Allmerica Financial Corp.*..............   2,349       42,258
American International Group, Inc.......     589       32,501
Lincoln National Corp...................     657       23,409
Prudential Financial, Inc...............   1,306       43,947
The Allstate Corp.......................     875       31,194
Unumprovident Corp......................   3,679       49,335
                                                   ----------
                                                      222,644
                                                   ----------
LODGING - HOTELS - 0.9%
Starwood Hotels & Resorts
  Worldwide, Inc........................     720       20,585
                                                   ----------
MACHINERY - 3.2%
UNOVA, Inc.*............................   6,936       76,989
                                                   ----------
MANUFACTURING - DIVERSIFIED - 1.5%
Honeywell International, Inc............   1,318       35,388
                                                   ----------
MULTIMEDIA - 7.1%
AOL Time Warner, Inc.*..................   2,979       47,932
Disney Walt Co..........................   1,726       34,088
Entravision Com Corp.*..................   2,630       29,851
Liberty Media Corp. Class A*............   2,957       34,183
Pegasus Communications Corp. Class A
  *.....................................     848       25,084
                                                   ----------
                                                      171,138
                                                   ----------
OIL & GAS - 4.3%
Amerada Hess Corp.......................   1,168       57,442
Anadarko Petroleum Corp.................   1,071       47,628
                                                   ----------
                                                      105,070
                                                   ----------
PAPER - 1.6%
International Paper Co..................   1,112       39,732
                                                   ----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALL CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2003 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE

PHOTO EQUIPMENT - 0.8%
Eastman Kodak Co........................     737   $   20,157
                                                   ----------
REAL ESTATE COMPANIES - 2.5%
Annaly Mortgage Management, Inc.........   3,062       60,964
                                                   ----------
RETAIL - 4.9%
Dillard's, Inc. Class A.................   3,354       45,179
The Kroger Co.*.........................   4,321       72,074
                                                   ----------
                                                      117,253
                                                   ----------
SEMICONDUCTORS - 1.3%
Agere Systems, Inc.*....................  13,954       32,094
                                                   ----------
SOFTWARE - 8.8%
Concord Communications, Inc.*...........   5,931       81,433
Microsoft Corp..........................   2,883       73,834
Midway Games, Inc.*.....................   6,331       22,981
Parametric Technology Corp.*............  11,282       34,410
                                                   ----------
                                                      212,658
                                                   ----------
                                          SHARES     VALUE

TELECOMMUNICATIONS - 6.1%
Arris Group, Inc.*......................   7,934   $   39,352
Avaya, Inc.*............................   3,278       21,176
Lucent Technologies, Inc.*..............  20,425       41,463
Sprint Corp. (PCS Group)*...............   4,009       23,052
Verizon Communications, Inc.............     597       23,552
                                                   ----------
                                                      148,595
                                                   ----------
TRANSPORTATION - 1.5%
GATX Corp...............................   2,205       36,052
                                                   ----------
WASTE MANAGEMENT - 0.9%
Clean Harbors, Inc.*....................   2,380       22,681
                                                   ----------
TOTAL INVESTMENTS - 98.3%
  (cost $2,171,049).....................            2,377,106
Other assets less liabilities - 1.7%....               41,321
                                                   ----------
NET ASSETS  - 100.0%....................           $2,418,427
                                                   ==========

*Non-income producing security

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2003 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)       VALUE

ASSET BACKED SECURITIES - 1.5%
Airplanes Pass Through Trust Series D
  10.88%, 3/15/19.......................  $     494  $    14,816
California Infrastructure Development
  6.42%, 9/25/08........................        250      270,863
Peco Energy Transition Trust
  6.13%, 3/1/09.........................        750      860,346
                                                     -----------
Total Asset Backed Securities
  (cost $1,357,132).....................               1,146,025
                                                     -----------
CORPORATE DEBT OBLIGATIONS - 44.1%
AEROSPACE - 2.1%
BAE Systems Holdings, Inc.
  6.40%, 12/15/11 (1)...................        350      391,608
Northrop Grumman Corp.
  9.38%, 10/15/24.......................      1,000    1,119,268
                                                     -----------
                                                       1,510,876
                                                     -----------
AUTOMOTIVE - 1.2%
Ford Motor Co.
  7.45%, 7/16/31........................        500      458,033
General Motors Corp.
  8.25%, 7/15/23........................        400      401,028
                                                     -----------
                                                         859,061
                                                     -----------
BROADCASTING/MEDIA - 4.4%
Continental Cablevision, Inc.
  9.50%, 8/1/13.........................        975    1,122,298
News America, Inc.
  6.75%, 1/9/38.........................        300      333,287
Panamsat Corp.
  6.13%, 1/15/05........................        675      685,125
Time Warner Entertainment Co.
  10.15%, 5/1/12........................        800    1,094,506
                                                     -----------
                                                       3,235,216
                                                     -----------
BUILDING CONSTRUCTION - 0.9%
Centex Corp.
  7.35%, 4/4/06.........................        135      149,120
Pulte Homes, Inc.
  7.00%, 12/15/03.......................        149      151,094
  7.88%, 6/15/32........................        320      381,903
                                                     -----------
                                                         682,117
                                                     -----------
                                          PRINCIPAL
                                           AMOUNT
                                            (000)       VALUE

BUSINESS SERVICES - 1.0%
Xerox Corp.
  5.50%, 11/15/03.......................  $     750  $   753,750
                                                     -----------
CHEMICALS - 1.1%
Nova Chemical Ltd.
  7.00%, 8/15/26........................        800      801,000
                                                     -----------
ELECTRIC UTILITIES - 8.2%
Allegheny Energy Supply Co. LLC
  8.25%, 4/15/12 (1)....................        750      641,250
Centerpoint Energy, Inc.
  6.85%, 6/1/15 (1).....................        625      625,942
Cleveland Electric Illuminating Co.
  9.00%, 7/1/23.........................        685      719,247
  9.50%, 5/15/05........................        100      100,603
CMS Energy Corp.
  8.38%, 7/1/03.........................        150      150,000
Edison Mission Energy
  9.88%, 4/15/11........................        700      647,500
Great Lakes Power, Inc.
  9.00%, 8/1/04.........................      1,000    1,049,075
Mirant Americas Generation LLC
  7.20%, 10/1/08........................        600      378,000
Monongahela Power Co.
  5.00%, 10/1/06........................      1,000      993,750
NiSource Finance Corp.
  7.50%, 11/15/03.......................        440      448,244
PSEG Energy Holdings, Inc.
  8.50%, 6/15/11........................        200      215,000
                                                     -----------
                                                       5,968,611
                                                     -----------
ELECTRONICS - 1.1%
Avnet, Inc.
  9.75%, 2/15/08........................        700      791,000
                                                     -----------
FINANCIAL SERVICES - 4.5%
Bombardier Capital, Inc.
  6.13%, 6/29/06 (1)....................        900      920,250
CIT Group, Inc.
  7.75%, 4/2/12.........................        725      864,455
General Electric Capital Corp.
  6.00%, 6/15/12........................        300      338,630
General Motors Acceptance Corp.
  6.13%, 8/28/07........................        490      509,182

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2003 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)       VALUE

Household Finance Corp.
  5.75%, 1/30/07........................  $     150  $   165,546
  6.38%, 11/27/12.......................        400      455,650
                                                     -----------
                                                       3,253,713
                                                     -----------
FOODS - 1.0%
Dole Food Co., Inc.
  7.25%, 6/15/10 (1)....................        700      701,750
                                                     -----------
GAMING OR CASINOS - 1.0%
MGM Mirage, Inc.
  8.50%, 9/15/10........................        600      705,000
                                                     -----------
GAS & PIPELINE UTILITIES - 1.1%
Duke Energy Field Services Corp.
  6.88%, 2/1/11.........................        220      251,254
Dynegy Holdings, Inc.
  6.88%, 4/1/11.........................        200      168,000
  7.45%, 7/15/06........................        430      409,575
                                                     -----------
                                                         828,829
                                                     -----------
INSURANCE - 3.6%
Aon Corp.
  7.38%, 12/14/12.......................        700      844,395
CNA Financial Corp.
  6.25%, 11/15/03.......................      1,000    1,014,079
Equitable Life Assurance Society
  7.70%, 12/1/15 (1)....................        600      749,697
                                                     -----------
                                                       2,608,171
                                                     -----------
METAL & MINING - 0.7%
Normandy Finance Ltd.
  7.50%, 7/15/05 (1)....................        500      523,750
                                                     -----------
OIL - 2.6%
PDVSA Finance Ltd.
  8.50%, 11/16/12.......................        775      709,125
Pemex Finance Ltd.
  9.03%, 2/15/11........................        600      739,542
                                          PRINCIPAL
                                           AMOUNT
                                            (000)       VALUE

Valero Energy Corp.
  6.88%, 4/15/12........................  $     370  $   419,422
                                                     -----------
                                                       1,868,089
                                                     -----------
PACKAGING - 2.2%
Pactiv Corp.
  8.38%, 4/15/27........................        750      971,789
Sealed Air Corp.
  6.88%, 7/15/33 (1)....................        600      611,592
                                                     -----------
                                                       1,583,381
                                                     -----------
PAPER - 0.9%
Abitibi-Consolidated, Inc.
  5.25%, 6/20/08........................        650      637,354
                                                     -----------
REAL ESTATE - 2.8%
Boston Properties, Inc.
  5.63%, 4/15/15 (1)....................        700      723,780
Commercial Net Lease Realty
  7.13%, 3/15/08........................        600      664,894
Simon Property Group, Inc.
  6.88%, 10/27/05.......................        575      633,927
                                                     -----------
                                                       2,022,601
                                                     -----------
TELECOMMUNICATIONS - 2.3%
AT&T Wireless Services Inc.
  8.13%, 5/1/12.........................        700      843,399
Sprint Capital Corp.
  6.90%, 5/1/19.........................        800      837,958
                                                     -----------
                                                       1,681,357
                                                     -----------
TRANSPORTATION - 1.4%
America West Airlines, Inc.
  6.86%, 1/2/06.........................         20       14,474
Atlas Air, Inc.
  9.70%, 1/2/08.........................         81       27,045
Continental Airlines, Inc.
  6.41%, 10/15/08.......................         99       86,224
  8.05%, 11/1/20........................        384      380,396

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2003 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)       VALUE

Royal Caribbean Cruises Ltd.
  8.00%, 5/15/10........................  $     500  $   520,000
                                                     -----------
                                                       1,028,139
                                                     -----------
Total Corporate Debt Obligations
  (cost $30,762,868)....................              32,043,765
                                                     -----------
COLLATERALIZED MORTGAGE OBLIGATION - 1.6%
  Federal National Mortgage Assn.
    6.00%, 1/25/32
    (cost $987,787).....................      1,094    1,149,315
                                                     -----------
COMMERCIAL MORTGAGE BACKED SECURITIES - 3.7%
Commercial Mortgage Asset
  Trust Series 1999-C1
  Certificate 144A Class F
  6.25%, 11/17/13 (1)...................        400      365,625
CS First Boston Mortgage
  Securities Corp.
  7.55%, 4/14/62........................        400      487,296
GMAC Commercial Mortgage
  Securities, Inc. Series
  2003-C1 Class A2
  4.08%, 5/10/36........................        800      796,401
LB-UBS Commercial
  Mortgage Trust
  3.83%, 6/15/26........................        816      849,150
Morgan Stanley Capital I
  6.59%, 10/3/30........................        168      174,800
                                                     -----------
Total Commercial Mortgage Backed
  Securities
  (cost $2,475,121).....................               2,673,272
                                                     -----------
                                          PRINCIPAL
                                           AMOUNT
                                            (000)       VALUE

U.S. GOVERNMENT AGENCY
  OBLIGATIONS - 48.2%
Federal Home Loan Mortgage
  4.74%, 8/1/32.........................  $   1,690  $ 1,749,081
  5.50%, 12/1/32........................        753      778,142
  5.50%, TBA............................      2,300    2,376,581
  6.00%, 1/1/17.........................        945      982,297
  6.00%, 2/1/29.........................        100      104,279
  6.50%, 10/1/16........................        656      689,184
  6.50%, 11/1/16........................         52       54,678
  6.50%, 8/1/32.........................      2,152    2,239,589
  7.00%, 11/1/29........................        216      226,313
  7.00%, 1/1/31.........................        166      174,112
  7.00%, 4/1/31.........................         36       37,948
  7.00%, 8/1/31.........................        358      375,166
  7.50%, 3/1/30.........................         38       40,012
  7.50%, 12/1/30........................        261      277,055
  9.00%, 11/1/06........................          7        7,201
Federal National Mortgage Assn.
  5.00%, TBA............................      1,000    1,028,125
  5.50%, 12/1/32........................      2,382    2,466,154
  6.00%, 12/1/13........................         83       86,634
  6.00%, 11/1/16........................        103      107,891
  6.00%, TBA............................        750      778,426
  8.00%, 8/1/30.........................         25       27,075
Government National Mortgage Assn.
  6.00%, 8/15/16........................        284      298,266
  6.50%, 9/15/31........................        599      628,930
  6.50%, 3/15/32........................        543      570,318
  6.50%, 9/15/32........................        865      908,319
  6.50%, 10/15/32.......................      2,101    2,206,491
  6.50%, TBA............................      2,000    2,096,514
  7.00%, 12/15/14.......................        144      154,876
  7.00%, 2/15/28........................        119      126,381
  7.50%, 3/15/30........................         98      104,095
  7.50%, 9/15/30........................        308      327,065
Tennessee Valley Authority Series A
  5.63%, 1/18/11........................        200      227,528
U.S. Treasury Bonds
  5.25%, 11/15/28 (2)...................      1,735    1,888,643
  6.25%, 5/15/30........................         90      112,043
  7.25%, 5/15/16........................        195      259,335
  7.50%, 11/15/16.......................        500      678,730
  10.38%, 11/15/12......................      1,100    1,465,277

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2003 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)       VALUE

U.S. Treasury Notes
  3.00%, 2/15/08........................  $     580  $   596,833
  3.88%, 1/15/09........................      2,802    3,206,951
  4.75%, 11/15/08 (2)...................      1,100    1,219,411
  5.50%, 5/15/09 (2)....................      2,000    2,303,594
  5.63%, 5/15/08 (2)....................        900    1,031,766
                                                     -----------
Total U.S. Government Agency Obligations
  (cost $34,044,233)....................              35,017,309
                                                     -----------
SHORT TERM INVESTMENTS - 12.4%
COMMERCIAL PAPER - 7.4%
American Express Credit Corp.
  0.97%, 7/25/03........................      2,000    2,000,000
General Electric Co.
  0.95%, 7/22/03........................      2,000    2,000,000
Toyota Motor Credit Corp.
  0.88%, 7/18/03........................      1,400    1,399,418
                                                     -----------
                                                       5,399,418
                                                     -----------


                                            SHARES       VALUE

MUTUAL FUNDS - 5.0%
Federated Prime Obligation..............   2,586,105  $ 2,586,105
SSgA Money Market Fund..................   1,030,852    1,030,852
                                                      -----------
                                                        3,616,957
                                                      -----------
Total Short Term Investments
  (cost $9,016,375).....................                9,016,375
                                                      -----------
TOTAL INVESTMENTS - 111.5%
  (cost $78,643,516)....................               81,046,061
Other assets less
  liabilities - (11.5)%.................               (8,376,818)
                                                      -----------
NET ASSETS - 100.0%.....................              $72,669,243
                                                      ===========

TBA = to be announced
(1) Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2003 these securities amounted to $6,255,244, representing 8.61% of net assets.
(2) Security or a portion of the security has been designated as a collateral for TBA securities.

--------------------------------------------------------------------------------

See Notes to Financial Statements.

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2003 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)       VALUE

BANKERS ACCEPTANCE - 3.8%
Bank of America NA
  1.00%, 7/24/03........................     $3,000  $  2,998,083
  1.20%, 7/2/03.........................      2,500     2,499,917
                                                     ------------
Total Bankers Acceptance
  (amortized cost $5,498,000)...........                5,498,000
                                                     ------------
COMMERCIAL PAPER - 72.3%
American Express Credit Corp.
  1.23%, 7/15/03........................      3,865     3,865,000
  1.24%, 7/15/03........................      1,000     1,000,000
American General Finance Corp.
  1.28%, 7/1/03 (1).....................      6,000     6,000,000
BellSouth Corp.
  1.00%, 7/14/03........................      5,360     5,358,200
Canadian Wheat Board
  1.24%, 8/14/03........................      3,500     3,494,696
Caterpillar Financial Services NV
  1.00%, 9/10/03........................      3,362     3,356,165
  1.01%, 7/23/03........................      2,000     1,998,766
CIT Group, Inc.
  2.29%, 7/25/03........................      1,000     1,000,000
  2.54%, 7/9/03.........................      4,000     4,000,000
Citicorp
  0.92%, 7/7/03.........................      2,900     2,900,000
  1.22%, 7/16/03........................      2,000     2,000,000
Coca-Cola Co.
  0.94%, 8/1/03.........................      1,800     1,798,543
  1.20%, 7/21/03........................      3,550     3,547,633
Diageo Capital PLC
  1.00%, 7/21/03........................      1,360     1,359,305
Dupont (E. I.) de Nemours & Co.
  1.18%, 7/16/03........................      4,200     4,197,935
  1.20%, 7/14/03........................      1,350     1,349,415
General Electric Capital Corp.
  1.20%, 8/8/03.........................      2,386     2,386,000
  1.21%, 8/13/03........................      2,000     2,000,000
  1.22%, 7/17/03........................        795       795,000
  1.25%, 7/15/03........................      1,250     1,250,000
Goldman Sachs Group, Inc.
  0.92%, 11/17/03.......................      5,900     5,879,042
                                          PRINCIPAL
                                           AMOUNT
                                            (000)       VALUE

International Business Machines Corp.
  (IBM)
  0.87%, 10/22/03.......................     $5,900  $  5,883,888
Merrill Lynch & Co., Inc.
  1.05%, 7/7/03.........................      1,700     1,699,702
  1.06%, 8/11/03........................      1,700     1,697,948
  1.12%, 8/22/03........................      1,800     1,797,088
Morgan Stanley Dean Witter & Co.
  1.03%, 7/22/03........................      3,500     3,497,897
  1.25%, 7/25/03........................      1,700     1,698,583
National Rural Utilities Cooperative
  Finance Corp.
  1.07%, 7/18/03........................      3,000     2,998,484
  1.10%, 7/18/03........................      2,330     2,328,790
Province of Quebec
  1.14%, 7/3/03.........................      4,000     3,999,746
  1.23%, 7/8/03.........................      1,000       999,761
Schering-Plough Corp.
  1.22%, 7/18/03........................      6,800     6,796,082
Toyota Motor Credit Corp.
  0.95%, 7/31/03........................      2,250     2,248,219
  1.00%, 9/19/03........................        500       498,889
  1.19%, 7/10/03........................      2,800     2,799,167
UBS Finance, Inc.
  0.95%, 8/4/03.........................      5,000     4,995,514
                                                     ------------
Total Commercial Paper
  (amortized cost $103,475,458).........              103,475,458
                                                     ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 20.4%
Federal Home Loan Mortgage
  1.25%, 9/10/03........................      3,000     2,992,604
  5.25%, 2/15/04........................      2,000     2,047,765
Federal National Mortgage Assn.
  1.08%, 8/25/03........................      6,000     5,990,100
  1.14%, 8/13/03........................      1,000       998,644
  1.16%, 8/13/03........................     10,700    10,685,175
U.S. Treasury Bills
  1.02%, 11/13/03.......................      6,500     6,475,259
                                                     ------------
Total U.S. Government Agency Obligations
  (amortized cost $29,189,547)..........               29,189,547
                                                     ------------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2003 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                            SHARES       VALUE

MUTUAL FUNDS - 3.5%
Federated Prime Obligation..............   5,071,549  $  5,071,549
SSGA Money Market Fund..................          28            28
                                                      ------------
Total Mutual Funds
  (amortized cost $5,071,577)...........                 5,071,577
                                                      ------------
TOTAL INVESTMENTS - 100.0%
  (cost $143,234,582)...................               143,234,582
Other assets less liabilities - 0.0%....                   (10,030)
                                                      ------------
NET ASSETS - 100.0%.....................              $143,224,552
                                                      ============


(1) Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2003 these securities amounted to $6,000,000, representing 4.19% of net assets.

--------------------------------------------------------------------------------

See Notes to Financial Statements.

REAL ESTATE FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2003 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                           SHARES       VALUE

REAL ESTATE INVESTMENT TRUSTS - 93.3%
APARTMENTS - 14.2%
Archstone-Smith Trust...................     79,825  $ 1,915,800
AvalonBay Communities, Inc..............     48,906    2,085,352
BRE Properties, Inc.....................     62,428    2,072,609
Equity Residential Properties Trust.....     47,485    1,232,236
                                                     -----------
                                                       7,305,997
                                                     -----------
DIVERSIFIED - 4.6%
Vornado Realty Trust....................     53,979    2,353,484
                                                     -----------
HOTELS & RESTAURANTS - 3.9%
Orient Exprees Hotels Ltd. Class A*.....     29,571      436,172
Starwood Hotels & Resorts...............     55,832    1,596,237
                                                     -----------
                                                       2,032,409
                                                     -----------
MIXED - 7.9%
Duke Realty Corp........................     73,279    2,018,837
Reckson Associates Realty Corp..........     98,654    2,057,922
                                                     -----------
                                                       4,076,759
                                                     -----------
OFFICE - 20.6%
Boston Properties, Inc..................     79,777    3,494,232
Equity Office Properties Trust..........     47,816    1,291,510
Mack-Cali Realty Corp...................     62,699    2,280,990
SL Green Realty Corp....................    101,364    3,536,590
                                                     -----------
                                                      10,603,322
                                                     -----------
REAL ESTATE - 3.4%
American Financial Realty Trust.........      3,416       50,933
Annaly Mtg Mgmt, Inc....................     86,510    1,722,414
                                                     -----------
                                                       1,773,347
                                                     -----------
REGIONAL MALLS - 14.3%
CBL & Associates Properties, Inc........     48,442    2,083,006
                                           SHARES       VALUE

General Growth Properties, Inc..........     41,392  $ 2,584,517
Macerich Co.............................     49,718    1,746,593
Simon Property Group, Inc...............     25,299      987,420
                                                     -----------
                                                       7,401,536
                                                     -----------
RETAIL TRADE - 2.2%
Dillards, Inc. Class A..................     85,397    1,150,298
                                                     -----------
SHOPPING CENTERS - 12.3%
Developers Diversified Realty Corp......     55,599    1,581,235
Federal Realty Investment Trust.........     56,394    1,804,608
Kimco Realty Corp.......................     52,598    1,993,464
Regency Centers Corp....................     27,318      955,584
                                                     -----------
                                                       6,334,891
                                                     -----------
STORAGE - 3.1%
Shurgard Storage Centers, Inc.
  Class A...............................     48,414    1,601,535
                                                     -----------
WAREHOUSE & INDUSTRIAL - 6.8%
CenterPoint Properties Corp.............     29,970    1,835,663
ProLogis Trust..........................     61,381    1,675,701
                                                     -----------
                                                       3,511,364
                                                     -----------
Total Real Estate Investment Trust
  (cost $43,760,085)....................              48,144,942
                                                     -----------
SHORT-TERM INVESTMENTS - 4.8%
MUTUAL FUNDS - 4.8%
Federated Prime Obligation..............  1,935,231    1,935,231
SSGA Money Market Fund..................    554,502      554,502
Total Short-Term Investments
  (amortized cost $2,489,733)...........               2,489,733
                                                     -----------
TOTAL INVESTMENTS - 98.1%
  (cost $46,249,818)....................              50,634,675
Other assets less liabilities - 1.9%....                 976,093
                                                     -----------
NET ASSETS - 100.0%.....................             $51,610,768
                                                     ===========

*Non-income producing security

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALGER GROWTH FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2003 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

COMMON STOCK - 98.9%
BANKS - 2.0%
Mellon Financial Corp...................  6,575   $  182,456
                                                  ----------
BIOTECHNOLOGY - 5.6%
Amgen, Inc.*............................  2,902      192,809
AstraZeneca PLC ADR.....................  1,600       65,232
Genetech, Inc...........................  2,300      165,876
Genzyme Corp.*..........................  1,800       75,240
                                                  ----------
                                                     499,157
                                                  ----------
COMMERCIAL SERVICES & SUPPLIES - 1.0%
Concord EFS, Inc.*......................  5,750       84,640
                                                  ----------
COMMUNICATION SERVICES - 7.4%
Disney Walt Co..........................  6,850      135,287
General Motors Corp. Class H*...........  10,150     130,022
InterActiveCorp Com.....................  3,600      142,452
Netflix Com Inc.........................  3,300       84,315
Vodafone Group PLC ADR..................  8,650      169,972
                                                  ----------
                                                     662,048
                                                  ----------
COMPUTERS & BUSINESS EQUIPMENT - 5.5%
Altera Corporation......................  2,800       45,920
EMC Corp................................  8,250       86,377
KLA Tencor Corp.*.......................  1,000       46,490
Linear Technology Corp..................  1,250       40,263
Lucent Technologies, Inc.*..............  48,000      97,440
Nokia Corp. ADR.........................  10,650     174,979
                                                  ----------
                                                     491,469
                                                  ----------
COMPUTER & PERIPHERALS - 3.1%
Dell Computer Corp.*....................  6,625      211,735
Sun Microsystems, Inc.*.................  14,100      64,860
                                                  ----------
                                                     276,595
                                                  ----------
CONGLOMERATES - 2.7%
Tyco International Ltd..................  12,550     238,199
                                                  ----------
DIVERSIFIED FINANCIALS - 2.6%
Citigroup, Inc..........................  5,360      229,408
                                                  ----------
DRUGS & HEALTH CARE - 1.6%
Barr Labs, Inc.*........................  1,150       75,325
Gilead Sciences, Inc.*..................  1,200       66,696
                                                  ----------
                                                     142,021
                                                  ----------
ENERGY EQUIPMENT & SERVICES - 0.7%
BJ Services Co.*........................  1,750       65,380
                                                  ----------
                                          SHARES    VALUE

FINANCIAL SERVICES - 2.0%
Affiliated Managers Group, Inc.*........  1,600   $   97,520
Countrywide Financial Corp..............  1,200       83,484
                                                  ----------
                                                     181,004
                                                  ----------
HEALTH CARE PROVIDER & SERVICES - 3.7%
Aetna, Inc..............................  3,000      180,600
UnitedHealth Group, Inc.................  3,050      153,263
                                                  ----------
                                                     333,863
                                                  ----------
INDUSTRIAL CONGLOMERATES - 2.4%
General Electric Co.....................  7,400      212,232
                                                  ----------
INSURANCE - 3.4%
American International Group, Inc.......  3,100      171,058
Travelers Property Casualty Corp.
  Class A...............................  8,400      133,560
                                                  ----------
                                                     304,618
                                                  ----------
INTERNET & CATALOG RETAIL - 3.5%
Amazon.com, Inc.*.......................  2,550       93,050
eBay, Inc.*.............................  2,100      218,778
                                                  ----------
                                                     311,828
                                                  ----------
LEISURE & ENTERTAINMENT - 1.9%
Viacom, Inc. Class A*...................  3,900      170,274
                                                  ----------
MULTILINE RETAIL - 2.2%
Wal-Mart Stores, Inc....................  3,675      197,237
                                                  ----------
NETWORKING EQUIPMENT - 2.9%
Cisco Systems, Inc.*....................  15,675     261,616
                                                  ----------
OIL & GAS - 2.3%
Devon Energy Corp.......................  3,875      206,925
                                                  ----------
PHARMACEUTICALS - 19.4%
Abbott Laboratories, Inc................  5,325      233,022
Alcon, Inc..............................  2,150       98,255
Boston Scientific Corp.*................  4,100      250,510
Bristol-Myers Squibb Co.................  8,300      225,345
IDEC Pharmaceuticals Corporation*.......  1,200       40,800
Johnson & Johnson.......................  4,875      252,037
Merck & Co..............................  3,050      184,678
Pfizer, Inc.............................  5,456      186,322
Teva Pharmaceutical Industries Ltd.
  ADR...................................    800       45,544
Wyeth...................................  3,960      180,378
Zimmer Holdings, Inc.*..................    750       33,788
                                                  ----------
                                                   1,730,679
                                                  ----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALGER GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2003 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

RETAIL - 4.5%
Best Buy Co., Inc.*.....................  4,150   $  182,268
The Gap, Inc............................  11,450     214,802
                                                  ----------
                                                     397,070
                                                  ----------
SEMICONDUCTORS - 3.5%
Intel Corp..............................  9,600      199,527
Taiwan Semiconductor Manufacturing Co.
  Ltd. ADR*.............................  11,015     111,031
                                                  ----------
                                                     310,558
                                                  ----------
SEMICONDUCTOR EQUIPMENT & PRODUCT - 0.5%
Analog Devices, Inc.....................  1,400       48,748
                                                  ----------
SOFTWARE - 11.0%
Microsoft Corp..........................  13,850     354,698
Oracle Corp.*...........................  12,400     149,048
Peoplesoft, Inc.*.......................  2,800       49,252
                                          SHARES    VALUE

Synopsys, Inc.*.........................  2,500   $  154,625
VERITAS Software Corp.*.................  4,650      133,316
Yahoo, Inc.*............................  4,400      144,144
                                                  ----------
                                                     985,083
                                                  ----------
SPECIALTY RETAIL - 2.0%
The Home Depot, Inc.....................  5,350      177,192
                                                  ----------
TRUCKING & FREIGHT FORWARDING - 1.0%
United Parcel Service, Inc. Class B.....  1,400       89,180
                                                  ----------
TRANSPORTATION - 0.5%
Fedex Corp..............................    710       44,041
                                                  ----------
TOTAL INVESTMENTS - 98.9%
  (cost $7,836,307).....................           8,833,521
Other assets less liabilities - 1.1%....              95,936
                                                  ----------
NET ASSETS - 100.0%.....................          $8,929,457
                                                  ==========

*Non-income producing security
ADR = American Depositary Receipt

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALGER INCOME & GROWTH FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2003 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE

COMMON STOCK - 94.0%
BANKS - 4.3%
Fifth Third Bancorp.....................  1,200    $   68,808
Mellon Financial Corp...................  4,850       134,587
UCBH Holdings, Inc......................  3,350        96,078
                                                   ----------
                                                      299,473
                                                   ----------
BIOTECHNOLOGY - 0.7%
AstraZeneca PLC ADR.....................  1,200        48,924
                                                   ----------
COMMERCIAL SERVICES & SUPPLIES - 0.9%
Concord EFS, Inc.*......................  4,450        65,504
                                                   ----------
COMMUNICATION SERVICES - 4.2%
Disney Walt Co..........................  3,450        68,137
General Motors Corp. Class H*...........  7,200        92,232
Vodafone Group PLC ADR..................  6,675       131,164
                                                   ----------
                                                      291,533
                                                   ----------
COMPUTERS & BUSINESS EQUIPMENT - 3.4%
KLA Tencor Corp.*.......................    800        37,192
Lucent Technologies, Inc.*..............  37,100       75,313
Nokia Corp. ADR.........................  7,300       119,939
                                                   ----------
                                                      232,444
                                                   ----------
COMPUTER & PERIPHERALS - 1.9%
Dell Computer Corp.*....................  4,150       132,634
                                                   ----------
CONGLOMERATES - 2.5%
Tyco International Ltd..................  9,300       176,514
                                                   ----------
CONSTRUCTION & MINING EQUIPMENT - 1.3%
Halliburton Co..........................  1,300        29,900
Smith International, Inc.*..............  1,600        58,784
                                                   ----------
                                                       88,684
                                                   ----------
COSMETICS & TOILETRIES - 1.0%
Alberto Culver Co. Class B..............  1,350        68,985
                                                   ----------
DIVERSIFIED FINANCIALS - 2.3%
Citigroup, Inc..........................  3,725       159,430
                                                   ----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.9%
Verizon Communications, Inc.............  3,400       134,130
                                                   ----------
DRUGS & HEALTH CARE - 9.5%
Amgen, Inc.*............................  2,150       142,846
Barr Labs, Inc.*........................    850        55,675
Boston Scientific Corp.*................  3,050       186,355
                                          SHARES     VALUE

Bristol-Myers Squibb Co.................  6,100    $  165,615
Genetech, Inc...........................  1,450       104,574
                                                   ----------
                                                      655,065
                                                   ----------
DOMESTIC OIL - 1.9%
Devon Energy Corp.......................  2,475       132,165
                                                   ----------
FINANCIAL SERVICES - 2.8%
Affiliated Managers Group, Inc.*........  1,150        70,093
Countrywide Financial Corp..............    800        55,656
Morgan Stanley..........................  1,600        68,400
                                                   ----------
                                                      194,149
                                                   ----------
FOODS & BEVERAGES - 2.8%
Constellation Brands, Inc. Class A*.....  2,300        72,220
Kraft Foods, Inc. Class A...............  1,000        32,550
McCormick & Co., Inc....................  1,950        53,040
Wm. Wrigley Jr. Co......................    600        33,738
                                                   ----------
                                                      191,548
                                                   ----------
HEALTH CARE PROVIDER & SERVICES - 1.8%
Aetna, Inc..............................  2,100       126,420
                                                   ----------
HEALTH MAINTENANCE ORGANIZATION - 1.7%
UnitedHealth Group, Inc.................  2,350       118,088
                                                   ----------
INDUSTRIAL CONGLOMERATES - 1.8%
General Electric Co.....................  4,450       127,626
                                                   ----------
INSURANCE - 3.9%
American International Group, Inc.......  1,800        99,324
Lincoln National Corp...................  2,000        71,260
Travelers Property Casualty Corp.
  Class A...............................  6,200        98,580
                                                   ----------
                                                      269,164
                                                   ----------
INTERNET & CATALOG RETAIL - 3.4%
Amazon.com, Inc.*.......................  1,950        71,155
eBay, Inc.*.............................  1,550       161,479
                                                   ----------
                                                      232,634
                                                   ----------
LEISURE & ENTERTAINMENT - 1.5%
Viacom, Inc. Class A*...................  2,350       102,601
                                                   ----------
MULTILINE RETAIL - 5.5%
Limited Brands, Inc.....................  6,900       106,950
Target Corp.............................  3,200       121,088
Wal-Mart Stores, Inc....................  2,900       155,643
                                                   ----------
                                                      383,681
                                                   ----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALGER INCOME & GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2003 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE

NETWORKING EQUIPMENT - 2.8%
Cisco Systems, Inc.*....................  11,550   $  192,770
                                                   ----------
OIL & GAS - 1.9%
ChevronTexaco Corp......................  1,800       129,960
                                                   ----------
PHARMACEUTICALS - 10.3%
Abbott Laboratories.....................  4,000       175,040
Johnson & Johnson.......................  2,500       129,250
Merck & Co..............................  2,250       136,237
Pfizer, Inc.............................  4,005       136,771
Wyeth...................................  2,925       133,234
                                                   ----------
                                                      710,532
                                                   ----------
RETAIL - 3.8%
Best Buy Co., Inc.*.....................  1,800        79,056
The Gap, Inc............................  6,500       121,940
Walgreen Co.............................  2,000        60,200
                                                   ----------
                                                      261,196
                                                   ----------
SEMICONDUCTORS - 3.8%
Analog Devices, Inc.....................  1,000        34,820
Intel Corp..............................  7,625       158,478
Taiwan Semiconductor Manufacturing Co.
  Ltd. ADR*.............................  7,200        72,576
                                                   ----------
                                                      265,874
                                                   ----------
                                          SHARES     VALUE

SOFTWARE - 7.5%
Microsoft Corp..........................  10,670   $  273,259
Oracle Corp.*...........................  5,000        60,100
Peoplesoft, Inc.*.......................  2,000        35,180
Synopsys, Inc.*.........................  1,200        74,220
VERITAS Software Corp...................  2,700        77,409
                                                   ----------
                                                      520,168
                                                   ----------
SPECIALTY RETAIL - 1.9%
The Home Depot, Inc.....................  4,000       132,480
                                                   ----------
TRUCKING & FREIGHT FORWARDING - 1.0%
United Parcel Service, Inc. Class B.....  1,100        70,070
                                                   ----------
Total Common Stock
  (cost $5,909,615).....................            6,514,446
                                                   ----------
SHORT TERM INVESTMENTS - 3.7%
MUTUAL FUNDS - 3.7%
SSgA Money Market Fund
  (amortized cost $257,067).............  257,067     257,067
                                                   ----------
TOTAL INVESTMENTS - 97.7%
  (cost $6,166,682).....................            6,771,513
Other assets less liabilities - 2.3%....              157,853
                                                   ----------
NET ASSETS - 100.0%.....................           $6,929,366
                                                   ==========

*Non-income producing security
ADR = American Depositary Receipt

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALGER SMALL CAPITALIZATION FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2003 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE

COMMON STOCK - 87.5%
AEROSPACE & DEFENSE - 2.4%
Alliant Techsystems, Inc.*..............     760   $   39,452
Verdian Corp.*..........................   1,690       58,964
                                                   ----------
                                                       98,416
                                                   ----------
AGRICULTURE - 0.5%
Agco Corp.*.............................   1,100       18,788
                                                   ----------
BANKS - 4.9%
BankAtlantic Bancorp, Inc. Class A......   3,400       40,426
Brookline Bancorp, Inc..................   2,600       36,400
First Niagara Financial Group, Inc......   2,850       39,786
Southwest Bancorporation of Texas,
  Inc.*.................................     850       27,634
UCBH Holdings, Inc......................   2,090       59,941
                                                   ----------
                                                      204,187
                                                   ----------
BEVERAGES - 1.2%
Constellation Brands, Inc. Class A*.....   1,585       49,769
                                                   ----------
BIOTECHNOLOGY - 2.4%
Alkermes, Inc.*.........................   2,550       27,413
Gen-Probe, Inc.*........................     400       16,348
QLT Inc.*...............................   2,300       29,208
Telik, Inc.*............................   1,750       28,122
                                                   ----------
                                                      101,091
                                                   ----------
BROADCASTING - 2.5%
Entercom Communications Corp.*..........     585       28,671
Media General, Inc. Class A.............     810       46,332
Radio One, Inc. Class A*................   1,490       26,611
                                                   ----------
                                                      101,614
                                                   ----------
BUSINESS SERVICES - 2.3%
FTI Consulting, Inc.*...................   1,500       37,455
Rent-A-Center, Inc.*....................     750       56,858
                                                   ----------
                                                       94,313
                                                   ----------
COMMERCIAL SERVICES & SUPPLIES - 3.6%
Alliance Data Systems Corp.*............   1,400       32,760
Education Management Corp.*.............   1,135       60,359
The BISYS Group, Inc.*..................   3,160       58,049
                                                   ----------
                                                      151,168
                                                   ----------
COMMUNICATION EQUIPMENT - 5.7%
Advanced Fibre Communications, Inc.*....   2,500       40,675
Comverse Technology, Inc.*..............   3,800       57,114
Emulex Corp.*...........................   1,850       42,124
Enterasys Networks, Inc.*...............   7,950       24,089
ManTech International Corp. Class A*....   2,100       40,278
Power Integrations, Inc.*...............   1,350       32,832
                                                   ----------
                                                      237,112
                                                   ----------
                                          SHARES     VALUE

COMPUTER SOFTWARE - 3.1%
Borland Software Corp.*.................   3,685   $   36,003
Fair, Issac & Co., Inc..................     980       50,421
J.D. Edwards & Co.*.....................   2,810       40,267
                                                   ----------
                                                      126,691
                                                   ----------
COMPUTER RELATED & BUSINESS SERVICES - 5.5%
Brocade Communications Systems, Inc.*...   6,000       35,340
Digital Insight Corp.*..................   2,150       40,957
Integrated Circuit Systems, Inc.*.......   1,150       36,145
Monster Worldwide, Inc.*................   2,150       42,419
NetScreen Technologies, Inc.*...........   1,700       38,335
Western Digital Corp.*..................   3,480       35,844
                                                   ----------
                                                      229,040
                                                   ----------
DIVERSIFIED FINANCIALS - 1.7%
Affiliated Managers Group, Inc.*........   1,130       68,874
                                                   ----------
DRUGS & HEALTH CARE - 1.6%
ALARIS Medical Systems, Inc.............   2,550       33,023
Fisher Scientific International Inc.....     900       31,410
                                                   ----------
                                                       64,433
                                                   ----------
EDUCATION - 1.1%
Corinthian Colleges, Inc.*..............     960       46,627
                                                   ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.1%
AMETEK, Inc.............................   1,170       42,880
Benchmark Electronics, Inc.*............   1,375       42,295
FLIR Systems, Inc.*.....................   1,400       42,210
                                                   ----------
                                                      127,385
                                                   ----------
ENERGY EQUIPMENT & SERVICES - 1.1%
Cooper Cameron Corp.*...................     875       44,083
                                                   ----------
FINANCIAL SERVICES - 2.2%
Doral Financial Corp....................   1,347       60,144
Jeffries Group, Inc.....................     650       32,363
                                                   ----------
                                                       92,507
                                                   ----------
FOODS & BEVERAGES - 0.9%
American Italian Pasta Co. Class A*.....     900       37,485
                                                   ----------
HEALTH CARE EQUIPMENT & SUPPLIES - 2.1%
Respironics, Inc.*......................   1,190       44,649
STERIS Corp.*...........................   1,780       41,100
                                                   ----------
                                                       85,749
                                                   ----------
HEALTH CARE PROVIDER & SERVICES - 2.7%
LifePoint Hospitals, Inc.*..............   2,225       46,591
Mid Atlantic Medical Services, Inc.*....   1,280       66,944
                                                   ----------
                                                      113,535
                                                   ----------
HOTELS, RESTAURANT & LEISURE - 5.9%
Alliance Gaming Corp.*..................   3,025       57,203
Applebee's International, Inc...........   1,520       47,773
Leapfrog Enterprises, Inc.*.............   1,800       57,258

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALGER SMALL CAPITALIZATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2003 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE

P.F. Chang's China Bistro, Inc.*........     700   $   34,447
Station Casinos, Inc.*..................   1,900       47,975
                                                   ----------
                                                      244,656
                                                   ----------
INSURANCE - 2.2%
Arch Capital Group Ltd.*................   1,480       51,400
W.R. Berkley Corp.......................     790       41,633
                                                   ----------
                                                       93,033
                                                   ----------
INFORMATION TECHNOLOGY CONSULTING & SERVICES - 0.8%
Documentum, Inc.*.......................   1,600       31,472
                                                   ----------
MACHINERY - 2.3%
Actuant Corp. Class A*..................   1,115       52,762
Pentair, Inc............................   1,095       42,770
                                                   ----------
                                                       95,532
                                                   ----------
MEDICAL DEVICES - 3.8%
Cytyc Corp.*............................   2,800       29,456
Taro Pharmaceutical Industries Ltd.*....     950       52,136
VISX, Inc.*.............................   1,900       32,965
Wright Medical Group, Inc.*.............   2,175       41,325
                                                   ----------
                                                      155,882
                                                   ----------
NETWORKING EQUIPMENT - 0.7%
Foundry Networks, Inc.*.................   2,050       29,520
                                                   ----------
OIL & GAS - 3.2%
Noble Energy, Inc.......................   1,225       46,305
Pogo Producing Co.......................   1,200       51,300
Varco International, Inc.*..............   1,700       33,320
                                                   ----------
                                                      130,925
                                                   ----------
PHARMACEUTICALS - 5.4%
Angiotech Pharmaceuticals, Inc.*........   1,400       57,036
Pharmaceutical Resources, Inc.*.........   1,200       58,392
SICOR Inc.*.............................   2,900       58,986
VCA Antech, Inc.*.......................   2,600       50,882
                                                   ----------
                                                      225,296
                                                   ----------
RAILROADS - 1.2%
J.B. Hunt Transport Services, Inc.*.....   1,280       48,320
                                                   ----------
RETAILING - 2.0%
PETCO Animal Supplies, Inc.*............   1,400       30,436
Too, Inc.*..............................   2,650       53,663
                                                   ----------
                                                       84,099
                                                   ----------
SEMICONDUCTORS - 2.5%
Fairchild Semiconductor Corp.
  Class A*..............................   2,560       32,742
                                          SHARES     VALUE

GlobespanVirata, Inc.*..................   3,850   $   31,763
International Rectifier Corp.*..........   1,455       39,023
                                                   ----------
                                                      103,528
                                                   ----------
SEMICONDUCTOR EQUIPMENT & PRODUCT - 1.0%
Varian Semiconductor Equipment
  Associates, Inc.*.....................   1,330       39,581
                                                   ----------
SOFTWARE - 2.4%
Business Objects S. A. ADR*.............   1,650       36,217
Hyperion Solutions Corp.................   1,200       40,512
Verity, Inc.............................   1,900       24,054
                                                   ----------
                                                      100,783
                                                   ----------
SPECIALTY RETAIL - 1.3%
AnnTaylor Stores Corp.*.................   1,900       55,005
                                                   ----------
TEXTILES & APPAREL - 0.9%
Coach, Inc.*............................     790       39,295
                                                   ----------
TRUCKING & FREIGHT FORWARDING - 1.3%
Pacer International, Inc.*..............   2,800       52,808
                                                   ----------
Total Common Stock
  (cost $3,075,791).....................            3,622,602
                                                   ----------
SHORT TERM INVESTMENTS - 13.5%
MUTUAL FUNDS - 3.9%
SSgA Money Market Fund..................  160,055     160,055
                                                   ----------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 9.6%
Federal Home Loan Bank Discount Note
  0.91%, 7/28/03........................    $200          199,863
Federal Home Loan Mortgage Discount Note
  1.00%, 7/15/03........................     100           99,963
Federal National Mortgage Assn. Discount
  Note 0.80%, 7/25/03...................     100           99,947
                                                     ------------
                                                          399,773
                                                     ------------
Total Short Term Investments
  (amortized cost $559,828).............                  559,828
                                                     ------------
TOTAL INVESTMENTS - 101.0%
  (cost $3,635,619).....................                4,182,430
Other assets less liabilities - (1.0%)..                  (41,243)
                                                     ------------
NET ASSETS - 100.0%.....................             $  4,141,187
                                                     ============

*Non-income producing security
ADR = American Depositary Receipt

--------------------------------------------------------------------------------

See Notes to Financial Statements.

DAVIS FINANCIAL FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2003 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                     COUNTRY
                                      CODE    SHARES    VALUE

COMMON STOCK - 96.5%
BANKING S & L - 25.2%
Bank One Corp......................           8,400   $  312,312
Fifth Third Bancorp................           3,600      206,424
Golden West Financial Corp.........           4,600      368,046
HSBC Holdings PLC..................  GB       28,622     338,735
Lloyds TSB Group PLC ADR...........           12,400     359,724
Wells Fargo & Co...................           6,500      327,600
                                                      ----------
                                                       1,912,841
                                                      ----------
CONSUMER PRODUCTS & SERVICES - 3.6%
Altria Group, Inc..................           6,100      277,184
                                                      ----------
DIVERSIFIED MANUFACTURING - 4.9%
Tyco International Ltd.............           19,700     373,906
                                                      ----------
FINANCIAL SERVICES - 18.6%
American Express Co................           13,000     543,530
H&R Block, Inc.....................           3,600      155,700
Moodys Corp........................           5,100      268,821
Providian Financial Corp.*.........           6,700       62,042
The Charles Schwab Corp............           4,900       49,441
Dun & Bradstreet Corp.*............           8,100      332,910
                                                      ----------
                                                       1,412,444
                                                      ----------
INSURANCE - 24.5%
American International
  Group, Inc.......................           3,650      201,407
Aon Corp...........................           6,200      149,296
                                     COUNTRY
                                      CODE    SHARES    VALUE

Berkshire Hathaway, Inc.
  Class A*.........................               4   $  290,000
Cincinnati Financial Corp..........           6,600      244,794
Everest Re Group, Ltd..............           2,500      191,250
FPIC Insurance Group, Inc.*........           4,000       55,480
Loews Corp.........................           3,600      170,244
Markel Corp.*......................             600      153,600
The Progressive Corp...............           1,000       73,100
Transatlantic Holdings, Inc........           4,750      328,462
                                                      ----------
                                                       1,857,633
                                                      ----------
INVESTMENT FIRM - 15.7%
Citigroup, Inc.....................           8,400      359,520
Janus Capital Group, Inc...........           24,000     393,600
Julius Baer Holding Ltd., Zurich...  CH       1,800      442,143
                                                      ----------
                                                       1,195,263
                                                      ----------
PACKAGING - 4.0%
Sealed Air Corp.*..................           6,300      300,258
                                                      ----------
Total Common Stock
  (cost $7,749,455)................                    7,329,529
                                                      ----------
TOTAL INVESTMENTS - 96.5%
  (cost $7,749,455)................                    7,329,529
Other assets less
  liabilities - 3.5%...............                      264,930
                                                      ----------
NET ASSETS - 100.0%................                   $7,594,459
                                                      ==========

*Non-income producing security
ADR = American Depositary Receipt
CH = Switzerland
GB = Great Britain

--------------------------------------------------------------------------------

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2003 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                     COUNTRY
                                      CODE    SHARES      VALUE

COMMON STOCK - 94.1%
BANKING S & L - 15.7%
Bank One Corp. ....................            34,800  $ 1,293,864
Golden West Financial Corp.........            14,300    1,144,143
HSBC Holdings PLC..................  GB       119,037    1,408,776
Lloyds TSB Group PLC ADR...........            13,800      400,338
State Street Corp. ................             2,600      102,440
Wells Fargo & Co...................            29,100    1,466,640
                                                       -----------
                                                         5,816,201
                                                       -----------
BUILDING MATERIALS - 1.4%
Martin Marietta Materials, Inc.....             7,300      245,353
Vulcan Materials Co. ..............             7,300      270,611
                                                       -----------
                                                           515,964
                                                       -----------
COMPUTERS - 2.1%
Lexmark International, Inc.
  Class A*.........................            11,000      778,470
                                                       -----------
CONSUMER PRODUCTS & SERVICES - 6.1%
Altria Group, Inc..................            49,600    2,253,824
                                                       -----------
DIVERSIFIED MANUFACTURING - 4.7%
Dover Corp. .......................            12,600      377,496
Tyco International Ltd. ...........            72,030    1,367,129
                                                       -----------
                                                         1,744,625
                                                       -----------
ELECTRONICS - 0.8%
Agere Systems, Inc. Class A*.......            76,500      178,245
Applied Materials, Inc.*...........             8,900      141,154
                                                       -----------
                                                           319,399
                                                       -----------
ENERGY SOURCES - 2.1%
Devon Energy Corp. ................            14,600      779,640
                                                       -----------
FINANCIAL SERVICES - 10.4%
American Express Co. ..............            69,300    2,897,433
Moody's Corp.......................             8,600      453,306
Providian Financial Corp.*.........            12,200      112,972
Dun & Bradstreet Corp.*............             9,300      382,230
                                                       -----------
                                                         3,845,941
                                                       -----------
FOOD, BEVERAGES & RESTAURANTS - 3.5%
Diageo PLC ADR.....................            13,300      582,008
                                     COUNTRY
                                      CODE    SHARES      VALUE

Hershey Foods Corp. ...............             5,200  $   362,232
Kraft Foods, Inc. Class A..........            10,600      345,030
                                                       -----------
                                                         1,289,270
                                                       -----------
INSURANCE - 18.7%
American International
  Group, Inc. .....................            32,800    1,809,904
Aon Corp. .........................            16,600      399,728
Berkshire Hathaway, Inc.
  Class A*.........................                21    1,522,500
Loews Corp.........................            15,200      718,808
Markel Corp.*......................               200       51,200
The Chubb Corp.....................             2,300      138,000
The Principal Financial
  Group, Inc. .....................             5,200      167,700
The Progressive Corp...............            19,600    1,432,760
Transatlantic Holdings, Inc. ......             8,850      611,977
Travelers Property Casualty Corp.
  Class A..........................             4,622       73,086
                                                       -----------
                                                         6,925,663
                                                       -----------
INVESTMENT FIRM - 5.9%
Citigroup, Inc. ...................            37,033    1,585,012
Janus Capital Group, Inc...........             7,000      114,800
Morgan Stanley Dean Witter & Co....            11,700      500,175
                                                       -----------
                                                         2,199,987
                                                       -----------
OIL & GAS - 3.6%
ConocoPhillips.....................            16,264      891,267
EOG Resources, Inc.................            10,300      430,952
                                                       -----------
                                                         1,322,219
                                                       -----------
PACKAGING - 3.8%
Sealed Air Corp.*..................            29,300    1,396,438
                                                       -----------
PHARMACEUTICALS - 3.7%
Eli Lilly & Co.....................            10,900      751,773
Merck & Co.........................             3,300      199,815
Pfizer, Inc........................            12,380      422,777
                                                       -----------
                                                         1,374,365
                                                       -----------
PUBLISHING - 0.8%
Gannett, Inc.......................             4,000      307,240
                                                       -----------
REAL ESTATE - 2.8%
Avalonbay Communities, Inc.........               600       25,584
CenterPoint Properties Corp........            11,598      710,378

--------------------------------------------------------------------------------

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2003 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                     COUNTRY
                                      CODE    SHARES      VALUE

Marriott International, Inc.
  Class A..........................             7,800  $   299,676
                                                       -----------
                                                         1,035,638
                                                       -----------
RETAILING - 5.4%
Costco Wholesale Corp.*............            37,800    1,383,480
RadioShack Corp....................            10,300      270,993
Safeway, Inc.*.....................            16,200      331,452
                                                       -----------
                                                         1,985,925
                                                       -----------
SOFTWARE - 1.5%
BMC Software, Inc.*................            10,400      169,832
Microsoft Corp.....................            14,800      379,028
                                                       -----------
                                                           548,860
                                                       -----------
TRANSPORTATION - 1.1%
United Parcel Service, Inc.
  Class B..........................             6,500      414,050
Total Common Stock
  (cost $35,847,758)...............                     34,853,719
                                                       -----------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)       VALUE

SHORT TERM INVESTMENT - 5.9%
REPURCHASE AGREEMENT - 5.9%
State Street Bank and Trust Company
  1.12%, 7/1/03
  (Dated 6/30/03, collateralized by
  $2,215,000 Federal Home Loan Bank,
  2.200%, 11/14/03 with a value of
  $2,217,078)
  (amortized cost $2,172,000)...........   $2,172    $ 2,172,000
TOTAL INVESTMENTS - 100.0%
  (cost $38,019,758)....................              37,025,719
Other assets less liabilities - 0.0%....                   1,048
                                                     -----------
NET ASSETS - 100.0%.....................             $37,026,767
                                                     ===========

*Non-income producing security
ADR = American Depositary Receipt
GB = Great Britain

--------------------------------------------------------------------------------

See Notes to Financial Statements.

NEUBERGER BERMAN MID CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2003 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

COMMON STOCK - 90.2%
APPAREL & TEXTILES - 2.3%
Coach, Inc.*............................  1,400   $   69,636
Reebok Intl Ltd.........................  1,500       50,445
                                                  ----------
                                                     120,081
                                                  ----------
AUTO PARTS - 0.9%
Gentex Corp.*...........................  1,500       45,915
                                                  ----------
BIOTECH RESEARCH & PRODUCTION - 4.6%
Chiron Corp.............................    800       34,976
Genzyme Corporation*....................    600       25,085
Gilead Sciences, Inc.*..................  1,900      105,602
IDEC Pharmaceuticals Corp.*.............    700       23,800
Millennium Pharmaceuticals, Inc.*.......  2,950       46,404
                                                  ----------
                                                     235,867
                                                  ----------
BUSINESS SERVICES - 4.0%
Alliance Data Systems Corp..............  1,700       39,780
Iron Mountain, Inc.*....................  1,250       46,362
Stericycle, Inc.*.......................  1,800       69,264
The Corporate Executive Board Co.*......  1,200       48,636
                                                  ----------
                                                     204,042
                                                  ----------
CHEMICALS - 0.9%
Ecolab, Inc.............................  1,800       46,080
                                                  ----------
COMMUNICATION SERVICES - 6.0%
Cumulus Media, Inc. Class A*............  2,000       37,860
InterActiveCorp.........................  3,050      120,688
Lamar Advertising Co. Class A*..........  1,500       52,815
Nextel Communications, Inc.
  Class A*..............................  5,200       94,016
                                                  ----------
                                                     305,379
                                                  ----------
COMPUTERS & BUSINESS EQUIPMENT - 10.4%
Lexmark International, Inc. Class A*....    700       49,539
Marvell Technology Group Ltd.*..........  2,500       85,925
Qlogic Corp.*...........................  1,200       57,996
Seagate Technology......................  3,700       65,305
Storage Technology Corp.*...............  2,250       57,915
Tellabs, Inc.*..........................  6,000       39,420
UTStarcom, Inc.*........................  2,000       71,140
Zebra Technologies Corp. Class A*.......  1,400      105,266
                                                  ----------
                                                     532,506
                                                  ----------
COMPUTER SERVICES & SOFTWARE SYSTEMS - 4.0%
Adobe Systems, Inc......................  1,500       48,105
Computer Sciences Corp.*................  1,200       45,744
                                          SHARES    VALUE

Juniper Networks, Inc.*.................  3,500   $   43,295
Mercury Interactive Corp.*..............  1,700       65,637
                                                  ----------
                                                     202,781
                                                  ----------
COMPUTER SOFTWARE/SERVICES - 1.1%
Amdocs Ltd.*............................  2,350       56,400
                                                  ----------
CONSTRUCTION & MINING EQUIPMENT - 1.8%
National-Oilwell, Inc.*.................  2,100       46,200
Smith International, Inc.*..............  1,250       45,925
                                                  ----------
                                                      92,125
                                                  ----------
CONSUMER ELECTRONICS - 1.8%
Electronic Arts, Inc.*..................  1,220       90,268
                                                  ----------
DIVERSIFIED FINANCIAL SERVICES - 3.9%
Capital One Financial Corp..............  1,400       68,852
Moody's Corp............................  1,100       57,981
The Bear Stearns Cos., Inc..............  1,000       72,420
                                                  ----------
                                                     199,253
                                                  ----------
DIVERSIFIED MATERIALS & PROCESSING - 2.1%
Danaher Corp............................    900       61,245
Nucor Corp..............................    950       46,407
                                                  ----------
                                                     107,652
                                                  ----------
DRUGS & HEALTH CARE - 3.7%
Allergan, Inc...........................    800       61,680
Celgene Corporation.....................    700       21,280
Henry Schein, Inc.*.....................    700       36,638
St. Jude Medical, Inc.*.................  1,200       69,000
                                                  ----------
                                                     188,598
                                                  ----------
DRUGS & PHARMACEUTICAL - 3.9%
Biovail Corp.*..........................  1,150       54,119
MedImmune, Inc.*........................  1,000       36,370
Teva Pharmaceutical Industries Ltd.
  ADR...................................  1,900      108,167
                                                  ----------
                                                     198,656
                                                  ----------
EDUCATION SERVICES - 2.2%
Career Education Corp.*.................    800       54,736
Education Management Corp.*.............  1,100       58,498
                                                  ----------
                                                     113,234
                                                  ----------
ELECTRONICS - 0.9%
SPX Corp.*..............................  1,100       48,466
                                                  ----------
ELECTRONICS - SEMICONDUCTORS - 3.6%
Intersil Corp. Class A*.................  1,600       42,576
Maxim Integrated Products, Inc..........  1,700       58,123

--------------------------------------------------------------------------------

See Notes to Financial Statements.

NEUBERGER BERMAN MID CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2003 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

Microchip Technology, Inc...............  2,100   $   51,723
Xilinx, Inc.*...........................  1,300       32,903
                                                  ----------
                                                     185,325
                                                  ----------
FOODS & BEVERAGES - 1.1%
Dean Foods Co.*.........................  1,800       56,700
                                                  ----------
HEALTH CARE - DIVERSE - 2.5%
C. R. Bard, Inc.........................    700       49,917
Varian Medical Systems, Inc.*...........  1,375       79,159
                                                  ----------
                                                     129,076
                                                  ----------
HEALTH CARE - MANAGEMENT SERVICES - 2.2%
Caremark Rx, Inc.*......................  4,500      115,560
                                                  ----------
HEALTH CARE - SERVICES - 2.6%
Anthem, Inc.*...........................    800       61,720
Express Scripts, Inc.*..................    600       40,992
First Health Group Corp.*...............  1,200       33,120
                                                  ----------
                                                     135,832
                                                  ----------
HOMEBUILDERS - 1.0%
Lennar Corporation......................    700       50,050
                                                  ----------
HOUSEHOLD APPLIANCES & HOME FURNISHINGS - 0.5%
Harman International Industries, Inc....    300       23,742
                                                  ----------
INTERNET SOFTWARE & SERVICES - 1.1%
Yahoo!, Inc.*...........................  1,700       55,692
                                                  ----------
LEISURE & ENTERTAINMENT - 0.9%
Harrah's Entertainment, Inc.............  1,100       44,264
                                                  ----------
OIL - EXPLORATION & PRODUCTION - 1.5%
Murphy Oil Corp.........................  1,000       52,600
Pride International, Inc.*..............  1,400       26,348
                                                  ----------
                                                      78,948
                                                  ----------
OIL CRUDE PRODUCERS - 0.8%
XTO Energy, Inc.........................  2,160       43,438
                                                  ----------
OIL & GAS EQUIPMENT & SERVICES - 0.9%
BJ Services Co.*........................  1,200       44,832
                                                  ----------
RADIO & TV BROADCASTING - 4.4%
Radio One, Inc. Class D*................  4,200       74,634
The E.W. Scripps Co. Class A............    700       62,104
Westwood One, Inc.*.....................  2,560       86,861
                                                  ----------
                                                     223,599
                                                  ----------
                                          SHARES    VALUE

RETAIL - 4.7%
Abercrombie & Fitch Co. Class A*........  1,750   $   49,717
Bed Bath & Beyond, Inc.*................  1,800       69,858
Best Buy Co., Inc.*.....................  1,400       61,488
Ross Stores, Inc........................  1,450       61,973
                                                  ----------
                                                     243,036
                                                  ----------
RETAIL TRADE - 1.1%
Michaels Stores, Inc....................  1,500       57,090
                                                  ----------
SECURITY BROKERAGE SERVICES - 1.6%
Legg Mason, Inc.........................  1,250       81,188
                                                  ----------
SOFTWARE - 3.0%
Documentum, Inc.*.......................  2,400       47,208
Manhattan Assocs, Inc.*.................  1,500       38,955
VERITAS Software Corp.*.................  2,300       65,941
                                                  ----------
                                                     152,104
                                                  ----------
TRUCKING & FREIGHT FORWARDING - 1.4%
J.B. Hunt Transport Services, Inc.*.....  1,900       71,725
                                                  ----------
WHOLESALE - 0.8%
Fastenal Co.............................  1,250       42,425
                                                  ----------
Total Common Stock
  (cost $3,898,430).....................           4,621,929
                                                  ----------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENT - 10.0%
REPURCHASE AGREEMENT - 10.0%
State Street Bank and Trust Company
  1.00%, 7/01/03
  (Dated 6/30/03, collateralized by
  $520,000 Federal Home Loan Bank,
  1.410%, 03/08/04 with a value of
  $522,811)
  (amortized cost $511,000).............    $511       511,000
                                                     ---------
TOTAL INVESTMENTS - 100.2%
  (cost $4,409,430).....................             5,132,929
Other assets less liabilities -(0.2%)...               (10,009)
                                                     ---------
NET ASSETS - 100.0%.....................             $5,122,920
                                                     =========

*Non-income producing security

ADR = American Depositary Receipt

--------------------------------------------------------------------------------

See Notes to Financial Statements.

NEUBERGER BERMAN MID CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2003 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

COMMON STOCK - 93.9%
APPAREL & TEXTILES - 1.2%
V. F. Corp..............................  2,900   $   98,513
                                                  ----------
AUTO PARTS - 3.2%
Johnson Controls, Inc...................    900       77,040
Lear Corp.*.............................  3,850      177,177
                                                  ----------
                                                     254,217
                                                  ----------
BANKS - 6.1%
Charter One Financial, Inc..............  5,100      159,018
City National Corp......................  1,900       84,664
North Fork Bancorporation, Inc..........  4,300      146,458
Southtrust Corp.........................  3,600       97,920
                                                  ----------
                                                     488,060
                                                  ----------
BUILDING MATERIALS - 1.4%
American Standard Cos., Inc.*...........  1,500      110,895
                                                  ----------
COMMERCIAL SERVICES & SUPPLIES - 2.4%
Manpower, Inc...........................  5,100      189,159
                                                  ----------
COMPUTER SERVICES & SOFTWARE SYSTEMS - 1.8%
Computer Associates International,
  Inc...................................  6,300      140,364
                                                  ----------
CONSUMER DURABLES & APPAREL - 1.5%
Liz Claiborne, Inc......................  3,300      116,325
                                                  ----------
DIVERSIFIED FINANCIAL SERVICES - 1.8%
TCF Financial Corp......................  3,500      139,440
                                                  ----------
DIVERSIFIED MANUFACTURING - 2.3%
SPX Corp.*..............................  4,100      180,646
                                                  ----------
DRUGS & HEALTH CARE - 1.6%
Laboratory Corp. of America Holdings*...  4,200      126,630
                                                  ----------
ELECTRIC UTILITIES - 4.0%
Energy East Corp........................  3,800       78,888
Pepco Holdings, Inc.....................  6,100      116,876
PPL Corp................................  2,800      120,400
                                                  ----------
                                                     316,164
                                                  ----------
ENERGY - 0.5%
Entergy Corp............................    700       36,946
                                                  ----------
FINANCIAL MISCELLANEOUS - 5.7%
Ambac Financial Group, Inc..............  2,250      149,063
IndyMac Bancorp, Inc....................  5,800      147,436
Radian Group, Inc.......................  4,250      155,762
                                                  ----------
                                                     452,261
                                                  ----------
                                          SHARES    VALUE

FINANCIAL SERVICES - 1.7%
CIT Group Inc...........................  3,700   $   91,205
Doral Financial Corp....................    900       40,185
                                                  ----------
                                                     131,390
                                                  ----------
FOODS & BEVERAGES - 3.6%
Constellation Brands, Inc. Class A*.....  5,800      182,120
Del Monte Foods Company*................  11,900     105,196
                                                  ----------
                                                     287,316
                                                  ----------
HEALTHCARE - 1.3%
WellChoice, Inc.*.......................  3,500      102,480
                                                  ----------
HEALTH CARE FACILITIES - 4.4%
Tenet Healthcare Corp.*.................  4,900       57,085
Triad Hospitals, Inc.*..................  6,400      158,848
Universal Health Services, Inc.
  Class B*..............................  3,400      134,708
                                                  ----------
                                                     350,641
                                                  ----------
HEALTH CARE - SERVICES - 5.8%
DaVita, Inc.*...........................  5,000      133,900
Lincare Holdings, Inc.*.................  4,600      144,946
Omnicare, Inc...........................  5,400      182,466
                                                  ----------
                                                     461,312
                                                  ----------
HOUSEHOLD APPLIANCES & HOME FURNISHINGS - 1.7%
Mohawk Industries, Inc.*................  2,500      138,825
                                                  ----------
INSURANCE - 3.5%
RenaissanceRe Holdings Ltd..............  3,500      159,320
The PMI Group, Inc......................  4,400      118,096
                                                  ----------
                                                     277,416
                                                  ----------
INSURANCE - MULTILINE - 3.4%
Loews Corp..............................  2,600      122,954
PartnerRe Ltd...........................  2,900      148,219
                                                  ----------
                                                     271,173
                                                  ----------
INSURANCE - PROPERTY & CASUALTY - 3.2%
Anthem, Inc.*...........................  1,500      115,725
XL Capital Ltd. Class A.................  1,630      135,290
                                                  ----------
                                                     251,015
                                                  ----------
INVESTMENT MANAGEMENT COMPANIES - 1.0%
Federated Investors, Inc. Class B.......  2,900       79,518
                                                  ----------
LEISURE TIME - 1.3%
Brunswick Corp..........................  4,000      100,080
                                                  ----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

NEUBERGER BERMAN MID CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2003 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

MEDICAL DEVICES - 1.6%
Quest Diagnostics, Inc.*................  2,000   $  127,600
                                                  ----------
OIL - EXPLORATION & PRODUCTION - 1.2%
Devon Energy Corp.......................  1,797       95,960
                                                  ----------
OIL CRUDE PRODUCERS - 5.9%
Apache Corp.............................  1,250       81,325
Sunoco, Inc.............................  4,300      162,282
Talisman Energy, Inc....................  2,200      100,870
XTO Energy, Inc.........................  6,166      123,998
                                                  ----------
                                                     468,475
                                                  ----------
OIL & GAS - EXPLORATION & PRODUCTION - 1.6%
Pioneer Natural Resources Co.*..........  4,800      125,280
                                                  ----------
RAILROADS - 0.9%
Canadian National Railway Co............  1,500       72,390
                                                  ----------
RESTAURANTS - 0.7%
Brinker International, Inc.*............  1,600       57,632
                                                  ----------
RETAIL - 5.3%
AutoNation, Inc.*.......................  6,200       97,464
Foot Locker, Inc........................  13,100     173,575
May Department Stores Co................  2,900       64,554
Payless ShoeSource, Inc.*...............  6,550       81,875
                                                  ----------
                                                     417,468
                                                  ----------
                                          SHARES    VALUE

RETAIL TRADE - 3.8%
Office Depot, Inc.*.....................  6,500   $   94,315
Pier 1 Imports, Inc.....................  6,200      126,480
Regis Corporation.......................  2,800       81,340
                                                  ----------
                                                     302,135
                                                  ----------
SAVINGS & LOANS - 1.8%
GreenPoint Financial Corp...............  2,800      142,632
                                                  ----------
SERVICE COMMERCIAL - 1.5%
Viad Corp...............................  5,300      118,667
                                                  ----------
SHIPPING - 1.9%
Teekay Shipping Corp....................  3,500      150,150
                                                  ----------
TRUCKING & FREIGHT FORWARDING - 1.2%
CNF, Inc................................  3,900       98,982
                                                  ----------
UTILITIES - ELECTRICAL - 1.2%
Exelon Corp.............................  1,570       93,902
                                                  ----------
UTILITIES - GAS PIPELINES - 0.9%
Equitable Resources, Inc................  1,700       69,258
                                                  ----------
TOTAL INVESTMENTS - 93.9%
  (cost $6,994,796).....................           7,441,317
Other assets less liabilities - 6.1%....             485,768
                                                  ----------
NET ASSETS - 100.0%.....................          $7,927,085
                                                  ==========

*Non-income producing security

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE EQUITY FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2003 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

COMMON STOCK - 95.4%
ADVERTISING - 1.1%
Omnicom Group, Inc......................  1,100   $   78,870
                                                  ----------
AEROSPACE & DEFENSE - 1.6%
General Dynamics Corp...................  1,600      116,000
                                                  ----------
BANKING - 9.1%
Bank New York, Inc......................  5,100      146,625
Bank One Corp...........................  2,400       89,232
J.P. Morgan Chase & Co..................  4,050      138,429
Wells Fargo & Co........................  5,400      272,160
                                                  ----------
                                                     646,446
                                                  ----------
COMPUTERS & OFFICE EQUIPMENT - 2.1%
Electronic Data Systems Corp............  6,900      148,005
                                                  ----------
CONSUMER PRODUCTS - 2.9%
Kraft Foods, Inc. Class A...............  2,100       68,355
The Gillette Co.........................  4,400      140,184
                                                  ----------
                                                     208,539
                                                  ----------
DRUGS & MEDICAL PRODUCTS - 5.9%
McKesson Corp...........................  4,400      157,256
Pfizer, Inc.............................  5,400      184,410
Wyeth...................................  1,800       81,990
                                                  ----------
                                                     423,656
                                                  ----------
ENERGY - 8.5%
Anadarko Petroleum Corp.................  3,100      137,857
BP PLC ADR..............................  3,400      142,868
ConocoPhillips Co.......................  3,700      202,760
General Electric Co.....................  2,500       71,700
Nabors Industries Ltd...................  1,300       51,415
                                                  ----------
                                                     606,600
                                                  ----------
FINANCIAL SERVICES - 15.5%
Citigroup, Inc..........................  8,250      353,100
Fannie Mae..............................  3,100      209,064
Freddie Mac.............................  6,450      327,466
Morgan Stanley Dean Witter & Co.........  1,700       72,675
Washington Mutual, Inc..................  3,500      144,550
                                                  ----------
                                                   1,106,855
                                                  ----------
                                          SHARES    VALUE

HEALTH CARE FACILITIES - 1.1%
Tenet Healthcare Corp.*.................  6,600   $   76,890
                                                  ----------
HOTELS - 1.8%
Marriott International, Inc.
  Class A...............................  3,300      126,786
                                                  ----------
INSURANCE - 5.8%
American International Group, Inc.......  2,200      121,396
John Hancock Financial Services, Inc....  2,400       73,752
UnumProvident Corp......................  5,500       73,755
XL Capital Ltd. Class A.................  1,700      141,100
                                                  ----------
                                                     410,003
                                                  ----------
LEISURE - 1.9%
Carnival Corp...........................  4,200      136,542
                                                  ----------
MEDIA - 2.6%
EchoStar Communications Corp.
  Class A*..............................  3,100      107,322
The Walt Disney Co......................  3,800       75,050
                                                  ----------
                                                     182,372
                                                  ----------
METAL & MINING - 4.3%
Alcan, Inc..............................  7,500      234,675
Nucor Corp..............................  1,500       73,275
                                                  ----------
                                                     307,950
                                                  ----------
MULTIMEDIA - 2.9%
AOL Time Warner, Inc.*..................  4,400       70,796
Clear Channel Communications, Inc.*.....  3,150      133,529
                                                  ----------
                                                     204,325
                                                  ----------
NETWORKING - 2.6%
Cisco Systems, Inc.*....................  4,400       73,436
EMC Corp.*..............................  10,700     112,029
                                                  ----------
                                                     185,465
                                                  ----------
PAPER & FOREST PRODUCTS - 1.9%
International Paper Co..................  3,800      135,774
                                                  ----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2003 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

RETAIL - 10.3%
Dollar General Corp.....................  11,900  $  217,294
Office Depot, Inc.*.....................  7,800      113,178
Sears, Roebuck & Co.....................  3,100      104,284
Target Corp.............................  4,100      155,144
The Kroger Co.*.........................  8,500      141,780
                                                  ----------
                                                     731,680
                                                  ----------
TELECOMMUNICATIONS - 6.9%
ALLTEL Corp.............................  2,200      106,084
General Motors Corp. Class H*...........  14,100     180,621
Verizon Communications, Inc.............  5,250      207,112
                                                  ----------
                                                     493,817
                                                  ----------
                                          SHARES    VALUE

TRANSPORTATION - 0.9%
Union Pacific Corp......................  1,100   $   63,822
                                                  ----------
UTILITIES - 4.3%
Exelon Corp.............................  4,100      245,221
NiSource, Inc...........................  3,200       60,800
                                                  ----------
                                                     306,021
                                                  ----------
WASTE MANAGEMENT - 1.4%
Waste Management, Inc...................  4,300      103,587
                                                  ----------
TOTAL INVESTMENTS - 95.4%
  (cost $6,506,361).....................           6,800,005
Other assets less liabilities - 4.6%....             325,553
                                                  ----------
NET ASSETS - 100.0%.....................          $7,125,558
                                                  ==========

*Non-income producing security

ADR = American Depositary Receipt

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE MANAGED FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2003 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

COMMON STOCK - 94.6%
ADVERTISING - 2.1%
Omnicom Group, Inc......................  1,400   $  100,380
                                                  ----------
AEROSPACE & DEFENSE - 1.1%
General Dynamics Corp...................    700       50,750
                                                  ----------
BANKING - 7.1%
The Bank of New York Co., Inc...........  1,700       48,875
Wells Fargo & Co........................  5,600      282,240
                                                  ----------
                                                     331,115
                                                  ----------
DRUGS - 4.5%
Pfizer, Inc.............................  6,220      212,413
                                                  ----------
ENERGY - 8.4%
Anadarko Petroleum Corp.................  2,100       93,387
BP PLC ADR..............................  4,400      184,888
ConocoPhillips..........................  2,100      115,080
                                                  ----------
                                                     393,355
                                                  ----------
FINANCIAL SERVICES - 18.7%
Citigroup, Inc..........................  5,250      224,700
Fannie Mae..............................  3,100      209,064
Freddie Mac.............................  6,000      304,620
Washington Mutual, Inc..................  3,400      140,420
                                                  ----------
                                                     878,804
                                                  ----------
FOODS & BEVERAGES - 1.3%
Kraft Foods, Inc. Class A...............  1,900       61,845
                                                  ----------
HEALTH CARE FACILITIES - 7.2%
Anthem, Inc.*...........................    600       46,290
McKesson Corp...........................  4,600      164,404
Tenet Healthcare Corp.*.................  7,100       82,715
WellPoint Health Networks, Inc.*........    500       42,150
                                                  ----------
                                                     335,559
                                                  ----------
HOTELS, RESTAURANT & LEISURE - 3.5%
Carnival Corp...........................  5,100      165,801
                                                  ----------
INSURANCE - 4.6%
American International Group, Inc.......  1,600       88,288
                                          SHARES    VALUE

UnumProvident Corp......................  3,200   $   42,912
XL Capital Ltd. Class A.................  1,000       83,000
                                                  ----------
                                                     214,200
                                                  ----------
MANUFACTURING - 3.8%
Tyco International Ltd..................  9,300      176,514
                                                  ----------
METAL & MINING - 3.4%
Alcan, Inc..............................  5,050      158,014
                                                  ----------
MULTIMEDIA - 1.4%
Clear Channel Communications, Inc.*.....  1,500       63,585
                                                  ----------
PAPER & RELATED PRODUCTS - 1.4%
International Paper Co..................  1,800       64,314
                                                  ----------
RETAIL - 15.9%
CVS Corp................................  2,900       81,287
Dollar General Corp.....................  5,050       92,213
Kroger Co.*.............................  9,000      150,120
Office Depot, Inc.*.....................  5,100       74,001
Sears Roebuck & Co......................  6,900      232,116
Target Corp.............................  3,100      117,304
                                                  ----------
                                                     747,041
                                                  ----------
SOFTWARE - 0.7%
Microsoft Corp..........................  1,200       30,732
                                                  ----------
TELECOMMUNICATIONS - 6.0%
General Motors Corp. Class H*...........  20,200     258,762
Verizon Communications, Inc.............    600       23,670
                                                  ----------
                                                     282,432
                                                  ----------
TELECOMMUNICATIONS EQUIPMENT - 0.5%
JDS Uniphase Corp.*.....................  7,300       25,623
                                                  ----------
UTILITIES - 3.0%
Exelon Corp.............................  2,375      142,049
                                                  ----------
TOTAL INVESTMENTS - 94.6%
  (cost $4,226,588).....................           4,434,526
Other assets less liabilities - 5.4%....             254,110
                                                  ----------
NET ASSETS - 100.0%.....................          $4,688,636
                                                  ==========

*Non-income producing security
ADR = American Depositary Receipt

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE MID CAP FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2003 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE

COMMON STOCK - 94.2%
ADVERTISING - 6.0%
Lamar Advertising Co. Class A*..........  18,800  $   661,948
Omnicom Group, Inc......................  3,400       243,780
WPP Group PLC ADR.......................  2,900       116,203
                                                  -----------
                                                    1,021,931
                                                  -----------
AEROSPACE - 4.9%
Alliant Techsystems, Inc.*..............  8,100       420,471
Rockwell Collins, Inc...................  17,300      426,099
                                                  -----------
                                                      846,570
                                                  -----------
AUTOMOBILES - 1.5%
Winnebago Indiana, Inc..................  6,900       261,510
                                                  -----------
BANKING - 2.8%
M&T Bank Corp...........................  2,500       210,550
Trustmark Corp..........................  10,200      259,794
                                                  -----------
                                                      470,344
                                                  -----------
BIOTECHNOLOGY - 1.0%
Charles River Laboratories
  International, Inc.*..................  5,400       173,772
                                                  -----------
BUSINESS SERVICES - 3.3%
Certegy, Inc.*..........................  12,700      352,425
Harte-Hanks, Inc........................  11,400      216,600
                                                  -----------
                                                      569,025
                                                  -----------
COMMERCIAL SERVICES - 4.7%
ARAMARK Corp. Class B*..................  36,000      807,120
                                                  -----------
COMPUTER SOFTWARE - 1.6%
National Instruments Corp.*.............  7,000       264,460
                                                  -----------
DRUGS & HEALTH CARE - 1.0%
Tenet Healthcare Corp.*.................  15,300      178,245
                                                  -----------
DRUGS & MEDICAL PRODUCTS - 6.0%
Invitrogen Corp.*.......................  7,700       295,449
Pharmaceutical Product Development,
  Inc.*.................................  20,900      600,457
Sybron Dental Specialties, Inc.*........      1            23
Taro Pharmaceutical Industries Ltd.*....  2,400       131,712
                                                  -----------
                                                    1,027,641
                                                  -----------
ELECTRONICS - 8.2%
Arrow Electronics, Inc..................  14,200      216,408
Celestica, Inc.*........................  15,700      247,432
                                          SHARES     VALUE

Diebold, Inc............................  16,700  $   722,275
L-3 Communications Holdings, Inc.*......  4,900       213,101
                                                  -----------
                                                    1,399,216
                                                  -----------
ENERGY - 5.3%
Anadarko Petroleum Corp.................  10,700      475,829
GlobalSantaFe Corp......................  7,300       170,382
National-Oilwell, Inc.*.................  12,000      264,000
                                                  -----------
                                                      910,211
                                                  -----------
HEALTHCARE - 1.8%
Renal Care Group, Inc.*.................  8,600       302,806
                                                  -----------
INSURANCE - 7.3%
Nationwide Financial Services, Inc.
  Class A...............................  10,800      351,000
PartnerRe Ltd...........................  7,600       388,436
Platinum Underwriters Holdings Ltd......  9,700       263,258
XL Capital Ltd. Class A.................  2,950       244,850
                                                  -----------
                                                    1,247,544
                                                  -----------
MANUFACTURING - 11.2%
Actuant Corp. Class A*..................  12,090      572,099
Navistar International Corp.............  5,900       192,517
Oshkosh Truck Corp......................  6,800       403,376
PACCAR, Inc.............................  2,400       162,144
Roper Industries, Inc...................  6,800       252,960
SPX Corp.*..............................  7,700       339,262
                                                  -----------
                                                    1,922,358
                                                  -----------
MEASURING INSTRUMENTS - 5.8%
Mettler-Toledo International, Inc.*.....  6,800       249,220
Millipore Corp.*........................  11,600      514,692
Waters Corp.*...........................  8,100       235,953
                                                  -----------
                                                      999,865
                                                  -----------
MEDIA - 1.2%
Emmis Communications Corp.*.............  8,600       197,370
                                                  -----------
RESTAURANTS - 2.6%
Darden Restaurants, Inc.................  12,600      239,148
Yum Brands, Inc.*.......................  7,000       206,920
                                                  -----------
                                                      446,068
                                                  -----------
RETAIL - 5.5%
Dollar General Corp.....................  32,800      598,928
Ross Stores, Inc........................  8,200       350,468
                                                  -----------
                                                      949,396
                                                  -----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE MID CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2003 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE

TRANSPORTATION - 5.7%
Canadian National Railway Co............  12,800  $   617,728
Pacer International, Inc.*..............  18,700      352,682
                                                  -----------
                                                      970,410
                                                  -----------
UTILITIES - 6.8%
Cinergy Corp............................  13,000      478,270
                                          SHARES     VALUE

SCANA Corp..............................  8,200   $   281,096
Vectren Corp............................  16,200      405,810
                                                  -----------
                                                    1,165,176
                                                  -----------
TOTAL INVESTMENTS - 94.2%
  (cost $14,197,346)....................           16,131,038
Other assets less liabilities - 5.8%....              993,736
                                                  -----------
NET ASSETS - 100.0%.....................          $17,124,774
                                                  ===========

*Non-income producing security
ADR = American Depositary Receipt

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE SMALL CAP FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2003 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES      VALUE

COMMON STOCK - 95.4%
AUTOMOBILES - 1.6%
Monaco Coach Corp.*.....................  59,700   $   915,201
                                                   -----------
AUTOMOTIVE - 1.0%
Keystone Automotive Industries, Inc.*...  30,100       549,626
                                                   -----------
CHEMICALS - 2.3%
Ferro Corp..............................  58,400     1,315,752
                                                   -----------
COMMERCIAL SERVICES & SUPPLIES - 2.5%
ElkCorp.................................  65,200     1,467,000
                                                   -----------
COMPUTERS & BUSINESS EQUIPMENT - 0.4%
RadiSys Corp.*..........................  18,500       244,200
                                                   -----------
COMPUTER SOFTWARE - 1.8%
MSC.Software Corp.*.....................  73,600       496,064
Parametric Technology Corp.*............  180,300      549,915
                                                   -----------
                                                     1,045,979
                                                   -----------
COMPUTER SERVICES - 2.5%
Mercury Computer Systems, Inc.*.........  37,713       684,868
Tier Technologies, Inc. Class B*........  94,800       734,700
                                                   -----------
                                                     1,419,568
                                                   -----------
DRUGS & MEDICAL PRODUCTS - 1.7%
Invitrogen Corp.*.......................  25,600       982,272
                                                   -----------
ENERGY - 4.3%
Black Hills Corp........................  26,600       816,620
Energen Corp............................  16,900       562,770
MDU Resources Group, Inc................  32,162     1,077,105
                                                   -----------
                                                     2,456,495
                                                   -----------
FINANCIAL SERVICES - 12.3%
Affiliated Managers Group, Inc.*........  18,900     1,151,955
Allied Capital Corp.....................  45,391     1,048,532
American Capital Strategies Ltd.........  37,400       932,756
BISYS Group, Inc.*......................  61,600     1,131,592
Certegy, Inc.*..........................  50,700     1,406,925
Waddell & Reed Financial, Inc.,
  Class A...............................  56,500     1,450,355
                                                   -----------
                                                     7,122,115
                                                   -----------
FOODS & BEVERAGES - 0.8%
American Italian Pasta Co. Class A*.....  10,800       449,820
                                                   -----------
HEALTH SERVICES - 3.9%
CorVel Corp.*...........................  17,150       617,400
                                          SHARES      VALUE

NDCHealth Corp..........................  58,400   $ 1,071,640
SICOR, Inc.*............................  26,657       542,203
                                                   -----------
                                                     2,231,243
                                                   -----------
MACHINERY & MANUFACTURING - 7.3%
Advanced Energy Industries, Inc.*.......  28,700       408,975
Astec Industries, Inc.*.................  108,000      941,760
Roper Industries, Inc...................  41,000     1,525,200
Teleflex, Inc...........................  31,100     1,323,305
                                                   -----------
                                                     4,199,240
                                                   -----------
MEDIA - 2.0%
Emmis Communications Corp. Class A*.....  51,300     1,177,335
                                                   -----------
MEDICAL PRODUCTS - 7.2%
Apogent Technologies, Inc.*.............  61,600     1,232,000
Bio-Rad Laboratories, Inc. Class A*.....  12,200       675,270
Charles River Laboratories
  International, Inc.*..................  20,200       650,036
Haemonetics Corp.*......................  49,100       918,170
Techne Corp.*...........................  22,300       676,582
                                                   -----------
                                                     4,152,058
                                                   -----------
OIL & GAS - DRILLING EQUIPMENT - 3.3%
National-Oilwell, Inc.*.................  34,100       750,200
Universal Compression Holdings, Inc.*...  56,400     1,176,504
                                                   -----------
                                                     1,926,704
                                                   -----------
PAPER PRODUCTS - 4.0%
Buckeye Technologies, Inc.*.............  174,941    1,189,599
Intertape Polymer Group, Inc.*..........  188,878    1,123,824
                                                   -----------
                                                     2,313,423
                                                   -----------
PHARMACEUTICALS - 1.1%
K-V Pharmaceutical Co. Class A*.........  21,800       606,040
                                                   -----------
REAL ESTATE - 6.1%
Federal Realty Investment Trust.........   8,900       284,800
Gables Residential Trust................  25,500       770,865
Heritage Property Investment Trust......   5,900       157,538
Host Marriott Corp.*....................  64,200       587,430
Innkeepers USA Trust....................  117,000      795,600
Manufactured Home Communities, Inc......  25,900       909,349
                                                   -----------
                                                     3,505,582
                                                   -----------
RESTAURANTS - 3.0%
IHOP Corp...............................  54,700     1,726,879
                                                   -----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE SMALL CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2003 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES      VALUE

RETAIL - 12.5%
Aeropostale, Inc.*......................  31,100   $   668,028
Christopher & Banks Corp.*..............  42,500     1,572,075
Duane Reade, Inc.*......................  38,258       564,306
J Jill Group, Inc.*.....................  96,200     1,620,008
Michaels Stores, Inc....................  36,000     1,370,160
The Wet Seal, Inc. Class A*.............  131,400    1,403,352
                                                   -----------
                                                     7,197,929
                                                   -----------
SEMICONDUCTORS - 1.2%
Fairchild Semiconductor
  International, Inc. Class A*..........  27,900       356,841
Semtech Corp.*..........................  23,700       337,488
                                                   -----------
                                                       694,329
                                                   -----------
SOFTWARE - 3.8%
Advent Software, Inc.*..................  42,000       710,220
Interface, Inc. Class A*................  316,900    1,470,416
                                                   -----------
                                                     2,180,636
                                                   -----------
TECHNOLOGY - 6.2%
EMS Technologies, Inc.*.................  89,400     1,186,338
SBS Technologies, Inc.*.................  82,600       812,041
ScanSource, Inc.*.......................  59,300     1,586,275
                                                   -----------
                                                     3,584,654
                                                   -----------
                                          SHARES      VALUE

TRUCKING & SHIPPING - 2.6%
Wabash National Corp.*..................  108,700  $ 1,525,061
                                                   -----------
Total Common Stock
  (cost $48,248,193)....................            54,989,141
                                                   -----------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENT - 4.1%
REPURCHASE AGREEMENT - 4.1%
State Street Bank and Trust
  Company 0.35%, 7/01/03
  (Dated 6/30/03, collateralized by
  $2,340,000 U.S. Treasury Notes,
  3.625%, 03/31/04 with a value of
  $2,422,148)
  (amortized cost $2,372,000)...........   $2,372      2,372,000
                                                     -----------
TOTAL INVESTMENTS - 99.5%
  (cost $50,620,193)....................              57,361,141
Other assets less liabilities - 0.5%....                 311,132
                                                     -----------
NET ASSETS - 100.0%.....................             $57,672,273
                                                     ===========

*Non-income producing security

--------------------------------------------------------------------------------

See Notes to Financial Statements.

BLUE CHIP MID CAP FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2003 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                     COUNTRY
                                      CODE    SHARES     VALUE

COMMON STOCK - 97.4%
AUTOMOBILES & COMPONENTS - 2.1%
BorgWarner, Inc....................           4,900   $   315,560
Dana Corp..........................           15,400      178,024
Lear Corp.*........................           17,900      823,758
                                                      -----------
                                                        1,317,342
                                                      -----------
BANKS - 9.2%
Astoria Financial Corp.............           16,800      469,224
Bank of Hawaii Corp................           22,800      755,820
Countrywide Financial Corp.........           20,500    1,426,185
Golden West Financial Corp.........           9,700       776,097
Hibernia Corp. Class A.............           25,400      461,264
Hudson City Bancorp, Inc...........           32,900      841,253
M&T Bank Corp......................           6,700       564,274
UnionBanCal Corp...................           14,100      583,317
                                                      -----------
                                                        5,877,434
                                                      -----------
CAPITAL GOODS - 4.9%
AGCO Corp.*........................           29,800      508,984
American Standard Cos., Inc.*......           8,900       657,977
Paccar, Inc.*......................           7,900       533,724
Parker-Hannifin Corp...............           14,500      608,855
Precision Castparts Corp...........           27,000      839,700
                                                      -----------
                                                        3,149,240
                                                      -----------
COMMERCIAL SERVICES & SUPPLIES - 4.3%
ARAMARK Corp. Class B*.............           40,400      905,768
Avery Dennison Corp................           8,400       421,680
Equifax, Inc.......................           24,900      647,400
Manpower, Inc......................           13,100      485,879
Republic Services, Inc.*...........           13,600      308,312
                                                      -----------
                                                        2,769,039
                                                      -----------
CONSUMER DURABLES & APPAREL - 6.0%
Burberry Group*....................    GB     75,919      311,207
Lennar Corp........................           8,250       587,775
Liz Claiborne, Inc.................           8,900       313,725
Mattel, Inc........................           52,200      987,624
Mohawk Industries, Inc.*...........           9,600       533,088
Newell Rubbermaid, Inc.............           23,900      669,200
NIKE, Inc. Class B.................           7,200       385,128
                                                      -----------
                                                        3,787,747
                                                      -----------
DIVERSIFIED FINANCIALS - 3.8%
Blackrock, Inc. Class A*...........           10,900      490,936
                                     COUNTRY
                                      CODE    SHARES     VALUE

Investment Technology
  Group, Inc.*.....................           32,300  $   600,780
Legg Mason, Inc....................           13,500      876,825
Providian Financial Corp.*.........           51,200      474,112
                                                      -----------
                                                        2,442,653
                                                      -----------
ENERGY - 5.0%
EOG Resources, Inc.................           23,900      999,976
GlobalSantaFe Corp.................           28,100      655,854
Nabors Industries Ltd.*............           9,600       379,680
Noble Corp.*.......................           8,900       305,270
XTO Energy, Inc....................           40,600      816,466
                                                      -----------
                                                        3,157,246
                                                      -----------
FOOD, BEVERAGES & TOBACCO - 0.8%
Constellation Brands, Inc.
  Class A*.........................           16,000      502,400
                                                      -----------
HEALTHCARE EQUIPMENT & SERVICES - 9.2%
AmerisourceBergen Corp.............           10,600      735,110
Anthem, Inc.*......................           10,900      840,935
Beckman Coulter, Inc...............           10,100      410,464
Becton, Dickinson & Co.............           17,500      679,875
Edwards Lifesciences Corp.*........           18,300      588,162
Guidant Corp.......................           22,400      994,336
Health Management Associates, Inc.
  Class A..........................           34,600      638,370
McKesson HBOC, Inc.................           26,700      954,258
                                                      -----------
                                                        5,841,510
                                                      -----------
HOTELS, RESTAURANT & LEISURE - 2.0%
Gtech Holdings Corp.*..............           17,600      662,640
Harrah's Entertainment, Inc.*......           15,200      611,648
                                                      -----------
                                                        1,274,288
                                                      -----------
INSURANCE - 5.5%
Ambac Financial Group, Inc.........           12,775      846,344
Arch Capital Group Ltd.*...........           11,600      402,868
Brown & Brown, Inc.................           9,200       299,000
Everest Re Group, Ltd..............           10,700      818,550
IPC Holdings Ltd...................           18,100      606,350
White Mountains Insurance Group
  Ltd..............................           1,300       513,500
                                                      -----------
                                                        3,486,612
                                                      -----------
MATERIALS - 3.8%
Abitibi-Consolidated, Inc..........           73,700      472,417

--------------------------------------------------------------------------------

See Notes to Financial Statements.

BLUE CHIP MID CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2003 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                     COUNTRY
                                      CODE    SHARES     VALUE

Pactiv Corp........................           27,700  $   545,967
Rohm & Haas Co.....................           9,100       282,373
Sealed Air Corp.*..................           15,100      719,666
Smurfit Stone Container Corp.*.....           29,000      377,870
                                                      -----------
                                                        2,398,293
                                                      -----------
MEDIA - 3.9%
E.W. Scripps Co. Class A...........           4,800       425,856
Knight-Ridder, Inc.................           5,500       379,115
Lamar Advertising Co. Class A*.....           34,450    1,212,984
Univision Communications, Inc.
  Class A*.........................           14,500      440,800
                                                      -----------
                                                        2,458,755
                                                      -----------
PHARMACEUTICALS & BIOTECHNOLOGY - 6.6%
Celera Genomics Group*.............           21,200      218,784
Cephalon, Inc.*....................           13,900      572,124
Human Genome Sciences, Inc.*.......           35,600      452,832
IDEC Pharmaceuticals Corp.*........           8,000       272,000
IVAX Corp.*........................           30,100      537,285
Millennium Pharmaceuticals*........           31,700      498,641
Vertex Pharmaceuticals, Inc.*......           26,500      386,900
Watson Pharmaceuticals, Inc.*......           31,200    1,259,544
                                                      -----------
                                                        4,198,110
                                                      -----------
REAL ESTATE - 1.7%
Host Marriott Corp.*...............           75,200      688,080
iStar Financial, Inc...............           5,300       193,450
Public Storage, Inc................           5,800       196,446
                                                      -----------
                                                        1,077,976
                                                      -----------
RETAILING - 3.9%
American Eagle Outfitters, Inc.*...           31,000      568,540
Blockbuster, Inc. Class A..........           20,800      350,480
InterActiveCorp....................           16,800      664,776
Michaels Stores, Inc.*.............           24,300      924,858
                                                      -----------
                                                        2,508,654
                                                      -----------
SEMICONDUCTORS - 2.0%
Analog Devices, Inc.*..............           8,600       299,452
                                     COUNTRY
                                      CODE    SHARES     VALUE

Lam Research Corp.*................           21,300  $   387,873
Novellus Systems, Inc.*............           15,300      560,301
                                                      -----------
                                                        1,247,626
                                                      -----------
SOFTWARE & SERVICES - 5.5%
Alliance Data Systems Corp.*.......           11,100      259,740
Cadence Design Systems, Inc.*......           16,900      203,814
CheckFree Corp.*...................           12,400      345,216
PeopleSoft, Inc.*..................           44,300      779,237
Siebel Systems, Inc.*..............           39,000      372,060
The BISYS Group, Inc.*.............           38,800      712,756
VeriSign, Inc.*....................           62,100      858,843
                                                      -----------
                                                        3,531,666
                                                      -----------
TECHNOLOGY HARDWARE & EQUIPMENT - 4.8%
Advanced Fibre
  Communications, Inc.*............           6,000        97,620
Diebold, Inc.......................           14,900      644,425
Network Appliance, Inc.*...........           26,600      431,186
Waters Corp.*......................           44,300    1,290,459
Xerox Corp.........................           53,900      570,801
                                                      -----------
                                                        3,034,491
                                                      -----------
TELECOMMUNICATION SERVICES - 3.1%
American Tower Corp. Class A*......           88,800      785,880
Citizens Communications Co.*.......           60,900      785,001
Nextel Communications, Inc.
  Class A*.........................           22,800      412,224
                                                      -----------
                                                        1,983,105
                                                      -----------
TRANSPORTATION - 4.3%
AMR Corp.*.........................           48,300      531,300
CNF, Inc...........................           13,200      335,016
CSX Corp...........................           18,600      559,674
Exel...............................    GB     37,181      382,259
JetBlue Airways Corp...............           4,100       173,389
Ryanair Holdings PLC ADR*..........           16,400      736,360
                                                      -----------
                                                        2,717,998
                                                      -----------
UTILITIES - 5.0%
Cinergy Corp.......................           22,400      824,096
Energy East Corp...................           21,200      440,112
Pinnacle West Capital Corp.........           14,100      528,045

--------------------------------------------------------------------------------

See Notes to Financial Statements.

BLUE CHIP MID CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2003 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                     COUNTRY
                                      CODE    SHARES     VALUE

PPL Corp...........................           15,000  $   645,000
Wisconsin Energy Corp..............           24,600      713,400
                                                      -----------
                                                        3,150,653
                                                      -----------
Total Common Stock
  (cost $54,796,996)...............                    61,912,838
                                                      -----------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)       VALUE

SHORT TERM INVESTMENT - 2.0%
REPURCHASE AGREEMENT - 2.0%
State Street Bank and Trust Company
  0.98%, 7/1/03
  (Dated 6/30/03, collateralized by
  $1,230,000 U.S. Treasury Note, 3.625%,
  03/31/04 with a value of $1,273,180)
  (amortized cost $1,248,000)...........   $1,248    $ 1,248,000
TOTAL INVESTMENTS - 99.4%
  (COST $56,044,996)....................              63,160,838
Other assets less liabilities-0.6%......                 411,224
                                                     -----------
NET ASSETS - 100.0%.....................             $63,572,062
                                                     ===========

*Non-income producing security
ADR = American Depositary Receipt
GB = Great Britain

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTORS FOUNDATION FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2003 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

COMMON STOCK - 98.3%
AUTOMOBILES & COMPONENTS - 0.5%
Johnson Controls, Inc...................    400   $   34,240
                                                  ----------
BANKS - 8.4%
Bank of America Corp....................  1,225       96,811
Bank One Corp...........................  2,800      104,104
Fannie Mae..............................  1,400       94,416
Freddie Mac.............................  1,000       50,770
Golden West Financial Corp..............  1,000       80,010
KeyCorp.................................  1,225       30,956
UnionBanCal Corp. ......................  1,700       70,329
                                                  ----------
                                                     527,396
                                                  ----------
CAPITAL GOODS - 6.4%
Fluor Corp..............................  1,200       40,368
General Dynamics Corp...................  1,000       72,500
General Electric Co. ...................  3,700      106,116
Tyco International Ltd..................  3,550       67,379
United Technologies Corp................  1,625      115,099
                                                  ----------
                                                     401,462
                                                  ----------
COMMERCIAL SERVICES & SUPPLIES - 1.1%
Avery Dennison Corp.....................    800       40,160
Pitney Bowes, Inc.......................    750       28,808
                                                  ----------
                                                      68,968
                                                  ----------
CONSUMER DURABLES & APPAREL - 1.9%
Eastman Kodak Co........................    925       25,299
Mattel, Inc.............................  2,900       54,868
NIKE, Inc. Class B......................    700       37,443
                                                  ----------
                                                     117,610
                                                  ----------
DIVERSIFIED FINANCIAL SERVICES - 7.8%
Capital One Financial Corp..............  1,050       51,639
Citigroup, Inc. ........................  6,491      277,815
Merrill Lynch & Co., Inc................  2,250      105,030
Morgan Stanley Dean Witter & Co. .......  1,250       53,437
                                                  ----------
                                                     487,921
                                                  ----------
ENERGY - 5.3%
Burlington Resources, Inc...............  1,150       62,180
ChevronTexaco Corp......................    500       36,100
ConocoPhillips..........................  1,300       71,240
Exxon Mobil Corp........................  2,900      104,139
Marathon Oil Corp. .....................    725       19,104
Unocal Corp.............................  1,300       37,297
                                                  ----------
                                                     330,060
                                                  ----------
FOOD, BEVERAGES & TOBACCO - 6.5%
Altria Group, Inc.......................  3,200      145,408
                                          SHARES    VALUE

Kraft Foods, Inc. Class A...............  1,900   $   61,845
PepsiCo, Inc............................  2,550      113,475
Sara Lee Corp. .........................  2,900       54,549
The Pepsi Bottling Group, Inc...........  1,800       36,036
                                                  ----------
                                                     411,313
                                                  ----------
FOOD & DRUG RETAILING - 1.1%
Supervalu, Inc..........................    900       19,188
Wal-Mart Stores, Inc....................    875       46,961
                                                  ----------
                                                      66,149
                                                  ----------
HEALTHCARE EQUIPMENT & SERVICES - 4.7%
Anthem, Inc.*...........................    500       38,575
Becton, Dickinson & Co..................  1,300       50,505
Guidant Corp............................  1,525       67,695
McKesson HBOC, Inc. ....................  2,400       85,776
WellPoint Health Networks, Inc.*........    635       53,530
                                                  ----------
                                                     296,081
                                                  ----------
HOUSEHOLD & PERSONAL PRODUCTS - 2.6%
Procter & Gamble Co.....................  1,575      140,458
The Gillette Co.........................    625       19,913
                                                  ----------
                                                     160,371
                                                  ----------
INSURANCE - 4.7%
Ambac Financial Group, Inc. ............    675       44,719
American International Group, Inc. .....    936       51,648
MBIA, Inc...............................  1,300       63,375
The St. Paul Cos., Inc..................  2,050       74,846
XL Capital Ltd. Class A.................    750       62,250
                                                  ----------
                                                     296,838
                                                  ----------
MATERIALS - 1.7%
Engelhard Corp..........................  1,400       34,678
Rohm & Haas Co..........................  1,200       37,236
Weyerhaeuser Co.........................    700       37,800
                                                  ----------
                                                     109,714
                                                  ----------
MEDIA - 3.2%
Comcast Corp. Class A*..................  1,429       43,127
Comcast Corp. Class A Special*..........  1,400       40,362
Gannett Co..............................    825       63,368
Omnicom Group...........................    800       57,360
                                                  ----------
                                                     204,217
                                                  ----------
PHARMACEUTICALS & BIOTECHNOLOGY - 10.4%
Abbott Laboratories.....................  1,825       79,862
Biogen, Inc.............................    600       22,800
Cephalon, Inc.*.........................    600       24,696
Eli Lilly & Co..........................  1,400       96,558
Genzyme Corp.*..........................  1,800       75,240

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTORS FOUNDATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2003 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

Merck & Co., Inc........................  1,900   $  115,045
Pfizer, Inc.............................  3,878      132,434
Schering-Plough Corp....................  5,750      106,950
                                                  ----------
                                                     653,585
                                                  ----------
RETAILING - 5.6%
Autozone, Inc...........................    250       18,993
Bed Bath & Beyond, Inc.*................    800       31,048
Family Dollar Stores, Inc...............    700       26,705
Federated Department Stores, Inc........    850       31,322
Home Depot, Inc.........................  1,000       33,120
InterActiveCorp.........................  1,500       59,355
Lowe's Cos., Inc........................  1,300       55,835
Target Corp. ...........................    940       35,570
The Gap, Inc. ..........................  3,325       62,377
                                                  ----------
                                                     354,325
                                                  ----------
SEMICONDUCTORS - 3.4%
Analog Devices, Inc.*...................  1,125       39,172
Intel Corp..............................  2,825       58,715
National Semiconductor Corp.*...........  1,550       30,566
Texas Instruments, Inc. ................  4,700       82,720
                                                  ----------
                                                     211,173
                                                  ----------
SOFTWARE & SERVICES - 7.1%
Adobe Systems, Inc......................    850       27,259
Computer Sciences Corp.*................    900       34,308
First Data Corp.........................  2,900      120,176
Microsoft Corp..........................  10,400     266,344
                                                  ----------
                                                     448,087
                                                  ----------
TECHNOLOGY HARDWARE & EQUIPMENT - 6.5%
Cisco Systems, Inc.*....................  9,400      156,886
                                          SHARES    VALUE

Dell Computer Corp.*....................  1,500   $   47,940
International Business Machines Corp....  2,025      167,063
Lexmark International, Inc. Class A*....    500       35,385
                                                  ----------
                                                     407,274
                                                  ----------
TELECOMMUNICATION SERVICES - 4.8%
AT&T Corp...............................  3,190       61,407
Citizens Communications Co.*............  3,000       38,670
Nextel Communications, Inc. Class A*....  3,675       66,444
Qwest Communications International,
  Inc.*.................................  6,400       30,592
SBC Communications, Inc.................  2,500       63,875
Verizon Communications..................    975       38,464
                                                  ----------
                                                     299,452
                                                  ----------
TRANSPORTATION - 2.2%
CSX Corp. ..............................  1,700       51,153
FedEx Corp..............................  1,425       88,393
                                                  ----------
                                                     139,546
                                                  ----------
UTILITIES - 2.4%
Exelon Corp. ...........................  2,012      120,338
Pinnacle West Capital Corp..............    800       29,960
                                                  ----------
                                                     150,298
                                                  ----------
TOTAL INVESTMENTS - 98.3%
  (cost $6,063,427).....................           6,176,080
Other assets less liabilities - 1.7%....             106,513
                                                  ----------
NET ASSETS - 100.0%.....................          $6,282,593
                                                  ==========

*Non-income producing security

--------------------------------------------------------------------------------

See Notes to Financial Statements.

SELECT EQUITY FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2003 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

COMMON STOCK - 98.0%
BANKS - 5.6%
Bank of America Corp....................  3,600   $  284,508
Fannie Mae..............................  3,400      229,296
                                                  ----------
                                                     513,804
                                                  ----------
CAPITAL GOODS - 7.8%
General Electric Co. ...................  16,500     473,220
United Technologies Corp................  3,500      247,905
                                                  ----------
                                                     721,125
                                                  ----------
COMMERCIAL SERVICES & SUPPLIES - 3.3%
Manpower, Inc...........................  8,200      304,138
                                                  ----------
DIVERSIFIED FINANCIAL SERVICES - 8.9%
American Express Co. ...................  4,700      196,507
Citigroup, Inc. ........................  9,666      413,705
Merrill Lynch & Co., Inc................  4,600      214,728
                                                  ----------
                                                     824,940
                                                  ----------
ENERGY - 2.1%
Exxon Mobil Corp........................  5,500      197,505
                                                  ----------
FOOD, BEVERAGES & TOBACCO - 5.1%
The Coca-Cola Co........................  6,200      287,742
The Pepsi Bottling Group, Inc. .........  9,200      184,184
                                                  ----------
                                                     471,926
                                                  ----------
INSURANCE - 6.1%
American International Group, Inc. .....  5,800      320,044
Travelers Property Casualty Corp.
  Class B...............................  15,600     246,012
                                                  ----------
                                                     566,056
                                                  ----------
MATERIALS - 2.0%
The Dow Chemical Co. ...................  6,100      188,856
                                                  ----------
MEDIA - 5.4%
AOL Time Warner, Inc.*..................  17,000     273,530
Comcast Corp. Class A*..................  7,538      227,497
                                                  ----------
                                                     501,027
                                                  ----------
                                          SHARES    VALUE

PHARMACEUTICALS & BIOTECHNOLOGY - 17.7%
Abbott Laboratories.....................  4,300   $  188,168
Amgen, Inc.*............................  3,900      259,116
Eli Lilly & Co..........................  5,500      379,335
Forest Laboratories Class A*............  2,600      142,350
Genzyme Corp.*..........................  5,300      221,540
Pfizer, Inc.............................  13,200     450,780
                                                  ----------
                                                   1,641,289
                                                  ----------
RETAILING - 9.0%
Kohl's Corp.*...........................  3,900      200,382
Target Corp. ...........................  6,300      238,392
The Gap, Inc. ..........................  20,800     390,208
                                                  ----------
                                                     828,982
                                                  ----------
SEMICONDUCTORS - 5.8%
Intel Corp..............................  21,500     446,856
Texas Instruments, Inc. ................  5,300       93,280
                                                  ----------
                                                     540,136
                                                  ----------
SOFTWARE & SERVICES - 7.0%
Computer Sciences Corp.*................  5,800      221,096
Microsoft Corp..........................  14,900     381,589
SAP AG ADR..............................  1,600       46,752
                                                  ----------
                                                     649,437
                                                  ----------
TECHNOLOGY HARDWARE & EQUIPMENT - 9.2%
Cisco Systems, Inc.*....................  20,200     337,138
Hewlett-Packard Co. ....................  13,526     288,103
Nokia Corp. ADR.........................  13,500     221,805
                                                  ----------
                                                     847,046
                                                  ----------
TRANSPORTATION - 3.0%
Fedex Corp..............................  4,500      279,135
                                                  ----------
TOTAL INVESTMENTS - 98.0%
  (cost $8,913,482).....................           9,075,402
Other assets less liabilities - 2.0%....             188,690
                                                  ----------
NET ASSETS - 100.0%.....................          $9,264,092
                                                  ==========

*Non-income producing security
ADR = American Depositary Receipt

--------------------------------------------------------------------------------

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2003 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                            ALL CAP    INVESTMENT GRADE  MONEY MARKET  REAL ESTATE  ALGER GROWTH  ALGER INCOME &
                              FUND        BOND FUND          FUND         FUND          FUND       GROWTH FUND
                           ----------  ----------------  ------------  -----------  ------------  --------------
ASSETS
Investment in securities,
  at value...............  $2,377,106    $81,046,061     $143,234,582  $50,634,675  $ 8,833,521    $ 6,771,513
Cash.....................      22,296         10,257          57,972        70,629       18,627          2,009
Foreign currency (cost -
  $0, $0, $0, $0, $0,
  $0)....................          --             --              --            --           --             --
Interest and dividends
  receivable.............       3,461        766,146          89,093       322,978        4,667          3,594
Receivable for Fund
  shares sold............          --          2,337         103,366       145,860       73,562         82,702
Receivable for
  investments sold.......      11,156      2,004,864              --     1,697,171           --         63,406
Receivable due from
  adviser................      29,556             --              --            --       20,418         25,774
Other assets.............          94         85,894           8,257         2,279          349            287
                           ----------    -----------     ------------  -----------  -----------    -----------
Total Assets.............   2,443,669     83,915,559     143,493,270    52,873,592    8,951,144      6,949,285
                           ----------    -----------     ------------  -----------  -----------    -----------
LIABILITIES
Payable for investments
  purchased..............       7,028     11,058,556              --     1,135,832           --             --
Payable for Fund shares
  redeemed...............         125         76,582          54,559           404          939             --
Adviser fee payable......          --         82,186         194,153       103,164           --             --
Accrued expenses and
  other liabilities......      18,089         28,992          20,006        23,424       20,748         19,919
                           ----------    -----------     ------------  -----------  -----------    -----------
Total Liabilities........      25,242     11,246,316         268,718     1,262,824       21,687         19,919
                           ----------    -----------     ------------  -----------  -----------    -----------
NET ASSETS...............  $2,418,427    $72,669,243     $143,224,552  $51,610,768  $ 8,929,457    $ 6,929,366
                           ==========    ===========     ============  ===========  ===========    ===========
COMPOSITION OF NET ASSETS
Paid-in Capital..........   2,428,633     70,209,391     143,226,212    45,374,258    9,330,421      7,406,199
Undistributed
  (distributions in
  excess of) net
  investment income......       4,369         15,037              --     1,462,891       (3,124)        21,308
Accumulated net realized
  gain (loss) on
  investments............    (220,632)        42,270          (1,660)      388,762   (1,395,054)    (1,102,972)
Net unrealized
  appreciation
  (depreciation) of
  investments and foreign
  currency
  transactions...........     206,057      2,402,545              --     4,384,857      997,214        604,831
                           ----------    -----------     ------------  -----------  -----------    -----------
                           $2,418,427    $72,669,243     $143,224,552  $51,610,768  $ 8,929,457    $ 6,929,366
                           ==========    ===========     ============  ===========  ===========    ===========
Share of beneficial
  interest outstanding
  (unlimited shares
  authorized without par
  value).................     252,975      7,218,424     143,226,212     4,085,768    1,075,444        828,906
                           ==========    ===========     ============  ===========  ===========    ===========
Net asset value, offering
  price and redemption
  price per share (net
  assets/shares of
  beneficial interest
  outstanding)...........  $     9.56    $     10.07     $      1.00   $     12.63  $      8.30    $      8.36
                           ==========    ===========     ============  ===========  ===========    ===========
Investments in
  securities, at cost....  $2,171,049    $78,643,516     $143,234,582  $46,249,818  $ 7,836,307    $ 6,166,682
                           ==========    ===========     ============  ===========  ===========    ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.     81

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2003 (UNAUDITED) (CONTINUED)                 SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                                                             NEUBERGER     NEUBERGER
                            ALGER SMALL                                        BERMAN        BERMAN
                           CAPITALIZATION  DAVIS FINANCIAL  DAVIS VENTURE  MID CAP GROWTH   MID CAP    VALUE EQUITY
                                FUND            FUND         VALUE FUND         FUND       VALUE FUND      FUND
                           --------------  ---------------  -------------  --------------  ----------  ------------
ASSETS
Investment in securities,
  at value...............    $4,182,430      $7,329,529      $37,025,719    $ 5,132,929    $7,441,317  $ 6,800,005
Cash.....................        27,137         255,660            3,333          1,611      452,913       261,408
Foreign currency (cost -
  $0, $0, $0, $0, $699,
  $0)....................            --              --               --             --          696            --
Interest and dividends
  receivable.............           350          11,448           45,955            667        3,175         4,014
Receivable for Fund
  shares sold............         2,265              --           10,846          2,852        5,627            80
Receivable for
  investments sold.......            --              --               --         23,766       16,328        61,000
Receivable due from
  adviser................        30,363          16,980               --         24,183       30,427        19,720
Other assets.............           180             399            1,698            214          375           338
                             ----------      ----------      -----------    -----------    ----------  -----------
Total Assets.............     4,242,725       7,614,016       37,087,551      5,186,222    7,950,858     7,146,565
                             ----------      ----------      -----------    -----------    ----------  -----------
LIABILITIES
Payable for investments
  purchased..............        83,412              --               --         43,354        5,396            --
Payable for Fund shares
  redeemed...............           415           1,169              495             --          274         1,077
Adviser fee payable......            --              --           36,616             --           --            --
Accrued expenses and
  other liabilities......        17,711          18,388           23,673         19,948       18,103        19,930
                             ----------      ----------      -----------    -----------    ----------  -----------
Total Liabilities........       101,538          19,557           60,784         63,302       23,773        21,007
                             ----------      ----------      -----------    -----------    ----------  -----------
NET ASSETS...............    $4,141,187      $7,594,459      $37,026,767    $ 5,122,920    $7,927,085  $ 7,125,558
                             ==========      ==========      ===========    ===========    ==========  ===========
COMPOSITION OF NET ASSETS
Paid-in Capital..........     4,215,024       8,815,893       42,813,590      6,520,380    7,805,867     8,891,208
Undistributed
  (distributions in
  excess of) net
  investment income......       (13,285)         66,982          379,429        (19,167)         849        27,802
Accumulated net realized
  gain (loss) on
  investments............      (607,363)       (868,598)      (5,172,213)    (2,101,792)    (326,146)   (2,087,096)
Net unrealized
  appreciation
  (depreciation) of
  investments and foreign
  currency
  transactions...........       546,811        (419,818)        (994,039)       723,499      446,515       293,644
                             ----------      ----------      -----------    -----------    ----------  -----------
                             $4,141,187      $7,594,459      $37,026,767    $ 5,122,920    $7,927,085  $ 7,125,558
                             ==========      ==========      ===========    ===========    ==========  ===========
Share of beneficial
  interest outstanding
  (unlimited shares
  authorized without par
  value).................       470,154         775,463        4,528,567        725,394      792,771       834,239
                             ==========      ==========      ===========    ===========    ==========  ===========
Net asset value, offering
  price and redemption
  price per share (net
  assets/shares of
  beneficial interest
  outstanding)...........    $     8.81      $     9.79      $      8.18    $      7.06    $   10.00   $      8.54
                             ==========      ==========      ===========    ===========    ==========  ===========
Investments in
  securities, at cost....    $3,635,619      $7,749,455      $38,019,758    $ 4,409,430    $6,994,796  $ 6,506,361
                             ==========      ==========      ===========    ===========    ==========  ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.     82

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2003 (UNAUDITED) (CONTINUED)                 SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                                                           BLUE CHIP    INVESTORS
                           VALUE MANAGED  VALUE MID CAP  VALUE SMALL CAP    MID CAP    FOUNDATION   SELECT EQUITY
                               FUND           FUND            FUND           FUND         FUND          FUND
                           -------------  -------------  ---------------  -----------  -----------  -------------
ASSETS
Investment in securities,
  at value...............   $4,434,526     $16,131,038     $57,361,141    $63,160,838  $6,176,080    $9,075,402
Cash.....................      223,332         506,630           2,198          2,012      63,765       193,081
Foreign currency (cost -
  $0, $2,015, $0, $0, $0,
  $0)....................           --           2,006              --             --          --            --
Interest and dividends
  receivable.............        2,544           6,446          24,480         17,334       9,073         8,098
Receivable for Fund
  shares sold............        1,539         110,687          94,129        110,880          --            --
Receivable for
  investments sold.......      109,699         391,151         997,384        542,788     295,284            --
Receivable due from
  adviser................       23,027              --              --             --      24,015        16,020
Other assets.............          219             873           2,514          2,952         325           442
                            ----------     -----------     -----------    -----------  -----------   ----------
Total Assets.............    4,794,886      17,148,831      58,481,846     63,836,804   6,568,542     9,293,043
                            ----------     -----------     -----------    -----------  -----------   ----------
LIABILITIES
Payable for investments
  purchased..............       87,100              --         698,411        139,694     266,828            --
Payable for Fund shares
  redeemed...............        1,493              --           2,672            693         488         7,665
Adviser fee payable......           --           1,891          84,382         94,824          --            --
Accrued expenses and
  other liabilities......       17,657          22,166          24,108         29,531      18,633        21,286
                            ----------     -----------     -----------    -----------  -----------   ----------
Total Liabilities........      106,250          24,057         809,573        264,742     285,949        28,951
                            ----------     -----------     -----------    -----------  -----------   ----------
NET ASSETS...............   $4,688,636     $17,124,774     $57,672,273    $63,572,062  $6,282,593    $9,264,092
                            ==========     ===========     ===========    ===========  ===========   ==========
COMPOSITION OF NET ASSETS
Paid-in Capital..........    5,421,512      15,501,688      53,887,901     63,953,119   8,414,916    16,313,786
Undistributed
  (distributions in
  excess of) net
  investment income......       21,435           1,726         127,305        (37,389)     24,810        21,527
Accumulated net realized
  gain (loss) on
  investments............     (962,249)       (312,314)     (3,083,881)    (7,459,502) (2,269,786)   (7,233,141)
Net unrealized
  appreciation
  (depreciation) of
  investments and foreign
  currency
  transactions...........      207,938       1,933,674       6,740,948      7,115,834     112,653       161,920
                            ----------     -----------     -----------    -----------  -----------   ----------
                            $4,688,636     $17,124,774     $57,672,273    $63,572,062  $6,282,593    $9,264,092
                            ==========     ===========     ===========    ===========  ===========   ==========
Share of beneficial
  interest outstanding
  (unlimited shares
  authorized without par
  value).................      518,031       1,501,920       5,050,253      4,788,976     854,749     1,256,758
                            ==========     ===========     ===========    ===========  ===========   ==========
Net asset value, offering
  price and redemption
  price per share (net
  assets/shares of
  beneficial interest
  outstanding)...........   $     9.05     $     11.40     $     11.42    $     13.27  $     7.35    $     7.37
                            ==========     ===========     ===========    ===========  ===========   ==========
Investments in
  securities, at cost....   $4,226,588     $14,197,346     $50,620,193    $56,044,996  $6,063,427    $8,913,482
                            ==========     ===========     ===========    ===========  ===========   ==========

--------------------------------------------------------------------------------

See Notes to Financial Statements.     83

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)    SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                           ALL CAP   INVESTMENT GRADE  MONEY MARKET  REAL ESTATE  ALGER GROWTH  ALGER INCOME &
                             FUND       BOND FUND          FUND         FUND          FUND       GROWTH FUND
                           --------  ----------------  ------------  -----------  ------------  --------------
INVESTMENT INCOME
  Interest...............  $     47     $2,169,146       $990,560    $    5,720    $    2,217      $  2,153
  Dividends..............    12,375             --             --     1,393,607        29,039        42,282
                           --------     ----------       --------    ----------    ----------      --------
Total investment
  income.................    12,422      2,169,146        990,560     1,399,327        31,256        44,435
                           --------     ----------       --------    ----------    ----------      --------
EXPENSES
  Investment advisory
    fee..................     6,713        209,484        381,617       212,469        28,689        18,427
  Custody and fund
    accounting...........    24,892         33,522         32,598        25,102        25,961        23,247
  Audit..................     9,472          9,425          8,554        10,166         9,221         9,221
  Legal..................       371         15,411         21,456         8,773         2,271         2,149
  Printing...............       208          6,009          2,727         5,512         4,451         3,931
  Administration.........    23,020         25,208         24,598        25,207        24,069        24,069
  Transfer agency........     2,684          4,384          3,911         4,652         3,029         3,703
  Trustees fees..........     2,084          2,087          2,082         2,087         2,086         2,085
  Insurance..............        33          1,623          1,882           561            33            33
  Miscellaneous fees.....       295          2,248             --         1,537           772           547
                           --------     ----------       --------    ----------    ----------      --------
Total expenses...........    69,772        309,401        479,425       296,066       100,582        87,412
                           --------     ----------       --------    ----------    ----------      --------
  Less: Reduction of
    advisory fees........    (6,713)       (47,546)            --       (16,502)      (28,689)      (18,427)
       Reimbursement of
    operating expenses...   (54,428)            --             --            --       (37,466)      (45,399)
                           --------     ----------       --------    ----------    ----------      --------
Net expenses.............     8,631        261,855        479,425       279,564        34,427        23,586
                           --------     ----------       --------    ----------    ----------      --------
NET INVESTMENT INCOME
  (LOSS).................     3,791      1,907,291        511,135     1,119,763        (3,171)       20,849
                           --------     ----------       --------    ----------    ----------      --------
REALIZED AND UNREALIZED
  GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain
    (loss) on investment
    transactions.........   (46,117)       423,223            129       628,341       106,673       (53,018)
  Net unrealized
    appreciation
    (depreciation) on
    investment and
    foreign currency
    transactions.........   524,630      2,731,026             --     4,020,726     1,017,216       717,175
                           --------     ----------       --------    ----------    ----------      --------
Net realized and
  unrealized gain (loss)
  on investments.........   478,513      3,154,249            129     4,649,067     1,123,889       664,157
                           --------     ----------       --------    ----------    ----------      --------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS.............  $482,304     $5,061,540       $511,264    $5,768,830    $1,120,718      $685,006
                           ========     ==========       ========    ==========    ==========      ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.     84

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED) (CONTINUED)       SUN CAPITAL
ADVISERS TRUST
--------------------------------------------------------------------------------

                            ALGER SMALL                                    NEUBERGER BERMAN  NEUBERGER BERMAN
                           CAPITALIZATION  DAVIS FINANCIAL  DAVIS VENTURE   MID CAP GROWTH       MID CAP       VALUE EQUITY
                                FUND            FUND         VALUE FUND          FUND           VALUE FUND         FUND
                           --------------  ---------------  -------------  ----------------  ----------------  ------------
INVESTMENT INCOME
  Interest...............     $  1,425       $      343      $   11,128       $     568          $  1,861       $       18
  Dividends..............        3,621           63,885         278,151           3,758            36,762           57,093
                              --------       ----------      ----------       ---------          --------       ----------
Total investment
  income.................        5,046           64,228         289,279           4,326            38,623           57,111
                              --------       ----------      ----------       ---------          --------       ----------
EXPENSES
  Investment advisory
    fee..................       15,579           26,882         122,586          20,290            32,618           26,052
  Custody and fund
    accounting...........       28,394           20,295          26,628          26,318            23,618           21,892
  Audit..................        9,471            9,505           9,440          10,573            10,322            9,628
  Legal..................        1,244            1,685           5,953           2,037             1,684            1,120
  Printing...............        1,770              952           4,925             515               457            2,354
  Administration.........       24,039           25,119          25,119          25,120            25,190           25,119
  Transfer agency........        2,927            2,114           3,050           1,922             3,346            3,083
  Trustees fees..........        2,085            2,085           2,085           2,085             2,089            2,085
  Insurance..............           33              190             615              91                89              125
  Miscellaneous fees.....          428              475           1,082             959               472              419
                              --------       ----------      ----------       ---------          --------       ----------
Total expenses...........       85,970           89,302         201,483          89,910            99,885           91,877
                              --------       ----------      ----------       ---------          --------       ----------
  Less: Reduction of
    advisory fees........      (15,579)         (26,882)        (54,380)        (20,290)          (32,618)         (26,052)
       Reimbursement of
    operating expenses...      (52,060)         (30,161)             --         (46,127)          (29,498)         (36,516)
                              --------       ----------      ----------       ---------          --------       ----------
Net expenses.............       18,331           32,259         147,103          23,493            37,769           29,309
                              --------       ----------      ----------       ---------          --------       ----------
NET INVESTMENT INCOME
  (LOSS).................      (13,285)          31,969         142,176         (19,167)              854           27,802
                              --------       ----------      ----------       ---------          --------       ----------
REALIZED AND UNREALIZED
  GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain
    (loss) on investment
    transactions.........        5,597         (423,618)       (236,029)       (223,339)           17,165         (437,328)
  Net unrealized
    appreciation
    (depreciation) on
    investment and
    foreign currency
    transactions.........      524,597        1,333,352       3,902,890         809,957           778,769        1,226,273
                              --------       ----------      ----------       ---------          --------       ----------
Net realized and
  unrealized gain (loss)
  on investments.........      530,194          909,734       3,666,861         586,618           795,934          788,945
                              --------       ----------      ----------       ---------          --------       ----------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS.............     $516,909       $  941,703      $3,809,037       $ 567,451          $796,788       $  816,747
                              ========       ==========      ==========       =========          ========       ==========

--------------------------------------------------------------------------------

See Notes to Financial Statements.     85

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED) (CONTINUED)       SUN CAPITAL
ADVISERS TRUST
--------------------------------------------------------------------------------

                                                                          BLUE CHIP
                           VALUE MANAGED  VALUE MID CAP  VALUE SMALL CAP   MID CAP       INVESTORS     SELECT EQUITY
                               FUND           FUND            FUND           FUND     FOUNDATION FUND      FUND
                           -------------  -------------  ---------------  ----------  ---------------  -------------
INVESTMENT INCOME
  Interest...............    $     124     $      536      $    4,492     $    6,588    $       --      $      969
  Dividends..............       40,594         77,382         316,710        235,944        50,839          58,945
                             ---------     ----------      ----------     ----------    ----------      ----------
Total investment
  income.................       40,718         77,918         321,202        242,532        50,839          59,914
                             ---------     ----------      ----------     ----------    ----------      ----------
EXPENSES
  Investment advisory
    fee..................       17,140         61,048         191,780        223,764        22,174          31,990
  Custody and fund
    accounting...........       20,241         22,587          31,048         44,915        29,750          22,588
  Audit..................        9,505          9,779           9,261          9,562         9,631          10,078
  Legal..................          746          2,631           9,228         11,189         1,057           1,559
  Printing...............          459          4,753           6,030          6,611           477           3,192
  Administration.........       25,119         25,119          25,119         25,206        25,346          25,207
  Transfer agency........        3,164          3,183           3,713          3,729         3,094           3,094
  Trustees fees..........        2,085          2,084           2,084          2,088         2,088           2,087
  Insurance..............           81            281             458            972           121             188
  Miscellaneous fees.....          362            646           1,333          1,771           403             512
                             ---------     ----------      ----------     ----------    ----------      ----------
Total expenses...........       78,902        132,111         280,054        329,807        94,141         100,495
                             ---------     ----------      ----------     ----------    ----------      ----------
  Less: Reduction of
    advisory fees........      (17,140)       (55,800)        (40,330)       (50,102)      (22,174)        (31,990)
       Reimbursement of
    operating expenses...      (42,479)            --              --             --       (45,359)        (30,118)
                             ---------     ----------      ----------     ----------    ----------      ----------
Net expenses.............       19,283         76,311         239,724        279,705        26,608          38,387
                             ---------     ----------      ----------     ----------    ----------      ----------
NET INVESTMENT INCOME
  (LOSS).................       21,435          1,607          81,478        (37,173)       24,231          21,527
                             ---------     ----------      ----------     ----------    ----------      ----------
REALIZED AND UNREALIZED
  GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain
    (loss) on investment
    transactions.........     (137,590)       386,964        (278,309)           235      (554,046)       (432,894)
  Net unrealized
    appreciation
    (depreciation) on
    investment and
    foreign currency
    transactions.........      556,905      1,156,072       8,005,633      8,635,831     1,101,825       1,365,706
                             ---------     ----------      ----------     ----------    ----------      ----------
Net realized and
  unrealized gain (loss)
  on investments.........      419,315      1,543,036       7,727,324      8,636,066       547,779         932,812
                             ---------     ----------      ----------     ----------    ----------      ----------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS.............    $ 440,750     $1,544,643      $7,808,802     $8,598,893    $  572,010      $  954,339
                             =========     ==========      ==========     ==========    ==========      ==========

--------------------------------------------------------------------------------

See Notes to Financial Statements.     86

STATEMENTS OF CHANGES IN NET ASSETS
                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                        ALL CAP FUND                      INVESTMENT GRADE BOND FUND        MONEY MARKET FUND
                           ---------------------------------------  --------------------------------------  ----------------
                           SIX MONTHS ENDED                         SIX MONTHS ENDED                        SIX MONTHS ENDED
                            JUNE 30, 2003        PERIOD ENDED        JUNE 30, 2003         YEAR ENDED        JUNE 30, 2003
                             (UNAUDITED)      DECEMBER 31, 2002*      (UNAUDITED)      DECEMBER 31, 2002      (UNAUDITED)
                           ----------------  ---------------------  ----------------  --------------------  ----------------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment income
    (loss)...............     $    3,791          $    4,609          $ 1,907,291         $  5,508,843        $    511,135
  Net realized gain
    (loss) on investment
    transactions.........        (46,117)           (174,515)             423,223              (26,078)                129
  Net unrealized
    appreciation
    (depreciation) of
    investments..........        524,630            (318,573)           2,731,026             (566,146)                 --
                              ----------          ----------          -----------         ------------        ------------
Net increase (decrease)
  in net assets resulting
  from operations........        482,304            (488,479)           5,061,540            4,916,619             511,264
                              ----------          ----------          -----------         ------------        ------------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment
    income...............             --              (4,031)          (1,907,291)          (5,508,843)           (511,135)
  In excess of net
    investment income....             --                  --                   --                   --                  --
  Net realized gain on
    investments..........             --                  --                   --                   --                  --
  In excess of net
    realized gain on
    investments..........             --                  --                   --                   --                  --
  Capital................             --                  --                   --                   --                  --
                              ----------          ----------          -----------         ------------        ------------
Net decrease in net
  assets from
  distributions..........             --              (4,031)          (1,907,291)          (5,508,843)           (511,135)
                              ----------          ----------          -----------         ------------        ------------
SHARE TRANSACTIONS
  Net proceeds from
    sales................        265,386           2,280,692            8,385,434           63,184,886          82,932,526
  Net proceeds from
    reinvestment of
    distributions........             --               4,031            1,907,291            5,508,843             511,135
  Cost of shares
    redeemed.............       (109,705)            (11,771)          (8,456,338)         (81,422,212)        (89,582,198)
                              ----------          ----------          -----------         ------------        ------------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........        155,681           2,272,952            1,836,387          (12,728,483)         (6,138,537)
                              ----------          ----------          -----------         ------------        ------------
Total increase (decrease)
  in net assets..........        637,985           1,780,442            4,990,636          (13,320,707)         (6,138,408)
NET ASSETS
Beginning of period......      1,780,442                  --           67,678,607           80,999,314         149,362,960
                              ----------          ----------          -----------         ------------        ------------
End of period+...........     $2,418,427          $1,780,442          $72,669,243         $ 67,678,607        $143,224,552
                              ==========          ==========          ===========         ============        ============
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............         30,848             237,184              858,955            6,609,864          82,932,526
  Shares issued to
    shareholders from
    reinvestment of
    distributions........             --                 531              193,365              576,601             511,135
  Shares redeemed........        (13,977)             (1,611)            (865,063)          (8,520,760)        (89,582,198)
                              ----------          ----------          -----------         ------------        ------------
  Net increase
    (decrease)...........         16,871             236,104              187,257           (1,334,295)         (6,138,537)
                              ==========          ==========          ===========         ============        ============
+ Includes undistributed
  net investment income
  (loss).................     $    4,369          $      578          $    15,037         $     15,037        $         --
                              ==========          ==========          ===========         ============        ============

                          MONEY MARKET FUND
                           --------------------

                                YEAR ENDED
                            DECEMBER 31, 2002
                           --------------------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment income
    (loss)...............     $   1,456,365
  Net realized gain
    (loss) on investment
    transactions.........               116
  Net unrealized
    appreciation
    (depreciation) of
    investments..........                --
                              -------------
Net increase (decrease)
  in net assets resulting
  from operations........         1,456,481
                              -------------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment
    income...............        (1,456,365)
  In excess of net
    investment income....                --
  Net realized gain on
    investments..........                --
  In excess of net
    realized gain on
    investments..........                --
  Capital................                --
                              -------------
Net decrease in net
  assets from
  distributions..........        (1,456,365)
                              -------------
SHARE TRANSACTIONS
  Net proceeds from
    sales................       254,620,934
  Net proceeds from
    reinvestment of
    distributions........         1,456,365
  Cost of shares
    redeemed.............      (223,660,252)
                              -------------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........        32,417,047
                              -------------
Total increase (decrease)
  in net assets..........        32,417,163
NET ASSETS
Beginning of period......       116,945,797
                              -------------
End of period+...........     $ 149,362,960
                              =============
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............       254,620,934
  Shares issued to
    shareholders from
    reinvestment of
    distributions........         1,456,365
  Shares redeemed........      (223,660,252)
                              -------------
  Net increase
    (decrease)...........        32,417,047
                              =============
+ Includes undistributed
  net investment income
  (loss).................     $          --
                              =============

  *  For the period May 1, 2002 (commencement of operations) to December 31,
     2002.

--------------------------------------------------------------------------------

See Notes to Financial Statements.     87

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                      REAL ESTATE FUND                        ALGER GROWTH FUND
                           --------------------------------------  ----------------------------------------
                           SIX MONTHS ENDED                        SIX MONTHS ENDED
                            JUNE 30, 2003         YEAR ENDED        JUNE 30, 2003         PERIOD ENDED
                             (UNAUDITED)      DECEMBER 31, 2002      (UNAUDITED)      DECEMBER 31, 2002**
                           ----------------  --------------------  ----------------  ----------------------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment income
    (loss)...............    $ 1,119,763         $  1,894,063        $    (3,171)         $     4,885
  Net realized gain
    (loss) on investment
    transactions.........        628,341            1,669,332            106,673           (1,501,727)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........      4,020,726           (1,929,150)         1,017,216              (20,002)
                             -----------         ------------        -----------          -----------
Net increase (decrease)
  in net assets resulting
  from operations........      5,768,830            1,634,245          1,120,718           (1,516,844)
                             -----------         ------------        -----------          -----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment
    income...............             --           (1,676,108)                --               (4,838)
  In excess of net
    investment income....             --                   --                 --                   --
  Net realized gain on
    investments..........             --           (2,000,386)                --                   --
  In excess of net
    realized gain on
    investments..........             --             (239,579)                --                   --
  Capital................             --             (331,137)                --                   --
                             -----------         ------------        -----------          -----------
Net decrease in net
  assets from
  distributions..........             --           (4,247,210)                --               (4,838)
                             -----------         ------------        -----------          -----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................      7,360,723           29,877,714          2,862,107           12,253,910
  Net proceeds from
    reinvestment of
    distributions........             --            4,247,210                 --                4,838
  Cost of shares
    redeemed.............     (5,829,144)         (13,025,877)        (2,733,278)          (3,057,156)
                             -----------         ------------        -----------          -----------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........      1,531,579           21,099,047            128,829            9,201,592
                             -----------         ------------        -----------          -----------
Total increase (decrease)
  in net assets..........      7,300,409           18,486,082          1,249,547            7,679,910
NET ASSETS
Beginning of period......     44,310,359           25,824,277          7,679,910                   --
                             -----------         ------------        -----------          -----------
End of period+...........    $51,610,768         $ 44,310,359        $ 8,929,457          $ 7,679,910
                             ===========         ============        ===========          ===========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............        619,358            2,450,347            381,133            1,472,442
  Shares issued to
    shareholders from
    reinvestment of
    distributions........             --              385,926                 --                  671
  Shares redeemed........       (525,391)          (1,024,269)          (384,752)            (394,050)
                             -----------         ------------        -----------          -----------
  Net increase
    (decrease)...........         93,967            1,812,004             (3,619)           1,079,063
                             ===========         ============        ===========          ===========
+ Includes undistributed
  net investment income
  (loss).................    $ 1,462,891         $    343,128        $    (3,124)         $        47
                             ===========         ============        ===========          ===========

                                  ALGER INCOME & GROWTH FUND
                           ----------------------------------------
                           SIX MONTHS ENDED
                            JUNE 30, 2003         PERIOD ENDED
                             (UNAUDITED)      DECEMBER 31, 2002**
                           ----------------  ----------------------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment income
    (loss)...............    $    20,849          $    13,594
  Net realized gain
    (loss) on investment
    transactions.........        (53,018)          (1,049,954)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........        717,175             (112,344)
                             -----------          -----------
Net increase (decrease)
  in net assets resulting
  from operations........        685,006           (1,148,704)
                             -----------          -----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment
    income...............             --              (13,135)
  In excess of net
    investment income....             --                   --
  Net realized gain on
    investments..........             --                   --
  In excess of net
    realized gain on
    investments..........             --                   --
  Capital................             --                   --
                             -----------          -----------
Net decrease in net
  assets from
  distributions..........             --              (13,135)
                             -----------          -----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................      1,902,658            9,537,974
  Net proceeds from
    reinvestment of
    distributions........             --               13,135
  Cost of shares
    redeemed.............     (1,864,526)          (2,183,042)
                             -----------          -----------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........         38,132            7,368,067
                             -----------          -----------
Total increase (decrease)
  in net assets..........        723,138            6,206,228
NET ASSETS
Beginning of period......      6,206,228                   --
                             -----------          -----------
End of period+...........    $ 6,929,366          $ 6,206,228
                             ===========          ===========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............        249,649            1,119,593
  Shares issued to
    shareholders from
    reinvestment of
    distributions........             --                1,761
  Shares redeemed........       (263,595)            (278,502)
                             -----------          -----------
  Net increase
    (decrease)...........        (13,946)             842,852
                             ===========          ===========
+ Includes undistributed
  net investment income
  (loss).................    $    21,308          $       459
                             ===========          ===========

 ** For the period April 1, 2002 (commencement of operations) to December 31, 2002.

--------------------------------------------------------------------------------

See Notes to Financial Statements.     88

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                               ALGER SMALL CAPITALIZATION FUND                DAVIS FINANCIAL FUND
                           ----------------------------------------  --------------------------------------
                           SIX MONTHS ENDED                          SIX MONTHS ENDED
                            JUNE 30, 2003         PERIOD ENDED        JUNE 30, 2003         YEAR ENDED
                             (UNAUDITED)      DECEMBER 31, 2002**      (UNAUDITED)      DECEMBER 31, 2002
                           ----------------  ----------------------  ----------------  --------------------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment income
    (loss)...............    $   (13,285)          $  (13,094)         $    31,969         $    36,539
  Net realized gain
    (loss) on investment
    transactions.........          5,597             (612,960)            (423,618)           (133,154)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........        524,597               22,214            1,333,352          (2,014,937)
                             -----------           ----------          -----------         -----------
Net increase (decrease)
  in net assets resulting
  from operations........        516,909             (603,840)             941,703          (2,111,552)
                             -----------           ----------          -----------         -----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment
    income...............             --                   --                   --             (14,070)
  In excess of net
    investment income....             --                   --                   --                  --
  Net realized gain on
    investments..........             --                   --                   --                  --
  In excess of net
    realized gain on
    investments..........             --                   --                   --                  --
  Capital................             --                   --                   --                  --
                             -----------           ----------          -----------         -----------
Net decrease in net
  assets from
  distributions..........             --                   --                   --             (14,070)
                             -----------           ----------          -----------         -----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................      1,628,280            5,292,605              297,045           3,261,843
  Net proceeds from
    reinvestment of
    distributions........             --                   --                   --              14,070
  Cost of shares
    redeemed.............     (1,825,671)            (867,096)          (1,528,612)         (3,418,519)
                             -----------           ----------          -----------         -----------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........       (197,391)           4,425,509           (1,231,567)           (142,606)
                             -----------           ----------          -----------         -----------
Total increase (decrease)
  in net assets..........        319,518            3,821,669             (289,864)         (2,268,228)
NET ASSETS
Beginning of period......      3,821,669                   --            7,884,323          10,152,551
                             -----------           ----------          -----------         -----------
End of period+...........    $ 4,141,187           $3,821,669          $ 7,594,459         $ 7,884,323
                             ===========           ==========          ===========         ===========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............        204,456              611,054               34,687             339,464
  Shares issued to
    shareholders from
    reinvestment of
    distributions........             --                   --                   --               1,619
  Shares redeemed........       (236,610)            (108,746)            (182,786)           (385,508)
                             -----------           ----------          -----------         -----------
  Net increase
    (decrease)...........        (32,154)             502,308             (148,099)            (44,425)
                             ===========           ==========          ===========         ===========
+ Includes undistributed
  net investment income
  (loss).................    $   (13,285)          $       --          $    66,982         $    35,013
                             ===========           ==========          ===========         ===========

                                  DAVIS VENTURE VALUE FUND
                           --------------------------------------
                           SIX MONTHS ENDED
                            JUNE 30, 2003         YEAR ENDED
                             (UNAUDITED)      DECEMBER 31, 2002
                           ----------------  --------------------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment income
    (loss)...............    $   142,176         $   237,562
  Net realized gain
    (loss) on investment
    transactions.........       (236,029)         (1,532,697)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........      3,902,890          (4,996,981)
                             -----------         -----------
Net increase (decrease)
  in net assets resulting
  from operations........      3,809,037          (6,292,116)
                             -----------         -----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment
    income...............             --              (1,149)
  In excess of net
    investment income....             --                  --
  Net realized gain on
    investments..........             --                  --
  In excess of net
    realized gain on
    investments..........             --                  --
  Capital................             --                  --
                             -----------         -----------
Net decrease in net
  assets from
  distributions..........             --              (1,149)
                             -----------         -----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................      2,781,918           9,886,049
  Net proceeds from
    reinvestment of
    distributions........             --               1,149
  Cost of shares
    redeemed.............     (1,757,933)         (3,510,231)
                             -----------         -----------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........      1,023,985           6,376,967
                             -----------         -----------
Total increase (decrease)
  in net assets..........      4,833,022              83,702
NET ASSETS
Beginning of period......     32,193,745          32,110,043
                             -----------         -----------
End of period+...........    $37,026,767         $32,193,745
                             ===========         ===========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............        370,518           1,209,410
  Shares issued to
    shareholders from
    reinvestment of
    distributions........             --                 154
  Shares redeemed........       (242,549)           (482,917)
                             -----------         -----------
  Net increase
    (decrease)...........        127,969             726,647
                             ===========         ===========
+ Includes undistributed
  net investment income
  (loss).................    $   379,429         $   237,253
                             ===========         ===========

 ** For the period April 1, 2002 (commencement of operations) to December 31, 2002.

--------------------------------------------------------------------------------

See Notes to Financial Statements.     89

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                              NEUBERGER BERMAN MID CAP GROWTH          NEUBERGER BERMAN MID CAP VALUE
                                            FUND                                    FUND                   VALUE EQUITY FUND
                           --------------------------------------  --------------------------------------  ----------------
                           SIX MONTHS ENDED                        SIX MONTHS ENDED                        SIX MONTHS ENDED
                            JUNE 30, 2003         YEAR ENDED        JUNE 30, 2003         YEAR ENDED        JUNE 30, 2003
                             (UNAUDITED)      DECEMBER 31, 2002      (UNAUDITED)      DECEMBER 31, 2002      (UNAUDITED)
                           ----------------  --------------------  ----------------  --------------------  ----------------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment income
    (loss)...............     $  (19,167)        $   (36,909)        $       854          $    7,810          $   27,802
  Net realized gain
    (loss) on investment
    transactions.........       (223,339)         (1,433,465)             17,165            (178,411)           (437,328)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........        809,957            (139,784)            778,769            (526,125)          1,226,273
                              ----------         -----------         -----------          ----------          ----------
Net increase (decrease)
  in net assets resulting
  from operations........        567,451          (1,610,158)            796,788            (696,726)            816,747
                              ----------         -----------         -----------          ----------          ----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment
    income...............             --                  --                  --              (7,866)                 --
  In excess of net
    investment income....             --                  --                  --                  --                  --
  Net realized gain on
    investments..........             --                  --                  --                  --                  --
  In excess of net
    realized gain on
    investments..........             --                  --                  --                  --                  --
  Capital................             --                  --                  --                  --                  --
                              ----------         -----------         -----------          ----------          ----------
Net decrease in net
  assets from
  distributions..........             --                  --                  --              (7,866)                 --
                              ----------         -----------         -----------          ----------          ----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................        893,953           3,055,282           1,544,085           4,969,071             677,517
  Net proceeds from
    reinvestment of
    distributions........             --                  --                  --               7,866                  --
  Cost of shares
    redeemed.............       (520,561)         (1,498,086)         (1,232,381)           (968,602)           (821,997)
                              ----------         -----------         -----------          ----------          ----------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........        373,392           1,557,196             311,704           4,008,335            (144,480)
                              ----------         -----------         -----------          ----------          ----------
Total increase (decrease)
  in net assets..........        940,843             (52,962)          1,108,492           3,303,743             672,267
NET ASSETS
Beginning of period......      4,182,077           4,235,039           6,818,593           3,514,850           6,453,291
                              ----------         -----------         -----------          ----------          ----------
End of period+...........     $5,122,920         $ 4,182,077         $ 7,927,085          $6,818,593          $7,125,558
                              ==========         ===========         ===========          ==========          ==========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............        136,243             408,208             169,207             516,267              86,252
  Shares issued to
    shareholders from
    reinvestment of
    distributions........             --                  --                  --                 880                  --
  Shares redeemed........        (86,061)           (217,409)           (141,622)           (108,350)           (110,538)
                              ----------         -----------         -----------          ----------          ----------
  Net increase
    (decrease)...........         50,182             190,799              27,585             408,797             (24,286)
                              ==========         ===========         ===========          ==========          ==========
+ Includes undistributed
  net investment income
  (loss).................     $  (19,167)        $        --         $       849          $       (5)         $   27,802
                              ==========         ===========         ===========          ==========          ==========


                          VALUE EQUITY FUND
                           --------------------

                                YEAR ENDED
                            DECEMBER 31, 2002
                           --------------------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment income
    (loss)...............      $    62,635
  Net realized gain
    (loss) on investment
    transactions.........       (1,517,768)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........         (789,247)
                               -----------
Net increase (decrease)
  in net assets resulting
  from operations........       (2,244,380)
                               -----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment
    income...............          (62,708)
  In excess of net
    investment income....               --
  Net realized gain on
    investments..........               --
  In excess of net
    realized gain on
    investments..........               --
  Capital................               --
                               -----------
Net decrease in net
  assets from
  distributions..........          (62,708)
                               -----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................        3,668,013
  Net proceeds from
    reinvestment of
    distributions........           62,708
  Cost of shares
    redeemed.............       (1,896,109)
                               -----------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........        1,834,612
                               -----------
Total increase (decrease)
  in net assets..........         (472,476)
NET ASSETS
Beginning of period......        6,925,767
                               -----------
End of period+...........      $ 6,453,291
                               ===========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............          419,315
  Shares issued to
    shareholders from
    reinvestment of
    distributions........            8,240
  Shares redeemed........         (230,565)
                               -----------
  Net increase
    (decrease)...........          196,990
                               ===========
+ Includes undistributed
  net investment income
  (loss).................      $        --
                               ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.     90

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                     VALUE MANAGED FUND                      VALUE MID CAP FUND
                           --------------------------------------  --------------------------------------
                           SIX MONTHS ENDED                        SIX MONTHS ENDED
                            JUNE 30, 2003         YEAR ENDED        JUNE 30, 2003         YEAR ENDED
                             (UNAUDITED)      DECEMBER 31, 2002      (UNAUDITED)      DECEMBER 31, 2002
                           ----------------  --------------------  ----------------  --------------------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment income
    (loss)...............     $   21,435         $    37,875         $     1,607         $     9,801
  Net realized gain
    (loss) on investment
    transactions.........       (137,590)           (770,120)            386,964            (410,197)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........        556,905            (389,980)          1,156,072            (867,449)
                              ----------         -----------         -----------         -----------
Net increase (decrease)
  in net assets resulting
  from operations........        440,750          (1,122,225)          1,544,643          (1,267,845)
                              ----------         -----------         -----------         -----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment
    income...............             --             (37,924)                 --              (9,666)
  In excess of net
    investment income....             --                  --                  --                  --
  Net realized gain on
    investments..........             --                  --                  --                  --
  In excess of net
    realized gain on
    investments..........             --                  --                  --                  --
  Capital................             --                  --                  --                  --
                              ----------         -----------         -----------         -----------
Net decrease in net
  assets from
  distributions..........             --             (37,924)                 --              (9,666)
                              ----------         -----------         -----------         -----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................        322,489           1,866,801           1,398,690           7,445,231
  Net proceeds from
    reinvestment of
    distributions........             --              37,924                  --               9,666
  Cost of shares
    redeemed.............       (441,965)         (1,005,857)         (1,500,735)         (5,535,273)
                              ----------         -----------         -----------         -----------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........       (119,476)            898,868            (102,045)          1,919,624
                              ----------         -----------         -----------         -----------
Total increase (decrease)
  in net assets..........        321,274            (261,281)          1,442,598             642,113
NET ASSETS
Beginning of period......      4,367,362           4,628,643          15,682,176          15,040,063
                              ----------         -----------         -----------         -----------
End of period+...........     $4,688,636         $ 4,367,362         $17,124,774         $15,682,176
                              ==========         ===========         ===========         ===========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............         38,582             200,387             131,168             714,384
  Shares issued to
    shareholders from
    reinvestment of
    distributions........             --               4,590                  --                 948
  Shares redeemed........        (55,163)           (111,796)           (149,351)           (564,502)
                              ----------         -----------         -----------         -----------
  Net increase
    (decrease)...........        (16,581)             93,181             (18,183)            150,830
                              ==========         ===========         ===========         ===========
+ Includes undistributed
  net investment income
  (loss).................     $   21,435         $        --         $     1,726         $       119
                              ==========         ===========         ===========         ===========

                                    VALUE SMALL CAP FUND
                           --------------------------------------
                           SIX MONTHS ENDED
                            JUNE 30, 2003         YEAR ENDED
                             (UNAUDITED)      DECEMBER 31, 2002
                           ----------------  --------------------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment income
    (loss)...............    $    81,478         $    55,556
  Net realized gain
    (loss) on investment
    transactions.........       (278,309)         (2,732,972)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........      8,005,633          (2,707,059)
                             -----------         -----------
Net increase (decrease)
  in net assets resulting
  from operations........      7,808,802          (5,384,475)
                             -----------         -----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment
    income...............             --                  --
  In excess of net
    investment income....             --                  --
  Net realized gain on
    investments..........             --            (643,740)
  In excess of net
    realized gain on
    investments..........             --                  --
  Capital................             --                  --
                             -----------         -----------
Net decrease in net
  assets from
  distributions..........             --            (643,740)
                             -----------         -----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................     10,552,113          35,999,416
  Net proceeds from
    reinvestment of
    distributions........             --             643,740
  Cost of shares
    redeemed.............     (4,970,329)         (8,473,212)
                             -----------         -----------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........      5,581,784          28,169,944
                             -----------         -----------
Total increase (decrease)
  in net assets..........     13,390,586          22,141,729
NET ASSETS
Beginning of period......     44,281,687          22,139,958
                             -----------         -----------
End of period+...........    $57,672,273         $44,281,687
                             ===========         ===========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............      1,076,625           3,398,033
  Shares issued to
    shareholders from
    reinvestment of
    distributions........             --              61,134
  Shares redeemed........       (479,697)           (732,714)
                             -----------         -----------
  Net increase
    (decrease)...........        596,928           2,726,453
                             ===========         ===========
+ Includes undistributed
  net investment income
  (loss).................    $   127,305         $    45,827
                             ===========         ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.     91

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                   BLUE CHIP MID CAP FUND                INVESTORS FOUNDATION FUND
                           --------------------------------------  --------------------------------------
                           SIX MONTHS ENDED                        SIX MONTHS ENDED
                            JUNE 30, 2003         YEAR ENDED        JUNE 30, 2003         YEAR ENDED
                             (UNAUDITED)      DECEMBER 31, 2002      (UNAUDITED)      DECEMBER 31, 2002
                           ----------------  --------------------  ----------------  --------------------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment income
    (loss)...............    $   (37,173)        $  (111,781)         $   24,231         $    32,317
  Net realized gain
    (loss) on investment
    transactions.........            235          (3,075,691)           (554,046)         (1,122,571)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........      8,635,831          (5,494,990)          1,101,825            (852,897)
                             -----------         -----------          ----------         -----------
Net increase (decrease)
  in net assets resulting
  from operations........      8,598,893          (8,682,462)            572,010          (1,943,151)
                             -----------         -----------          ----------         -----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment
    income...............             --                  --                  --             (31,738)
  In excess of net
    investment income....             --                  --                  --                  --
  Net realized gain on
    investments..........             --                  --                  --                  --
  In excess of net
    realized gain on
    investments..........             --                  --                  --                  --
  Capital................             --                  --                  --                  --
                             -----------         -----------          ----------         -----------
Net decrease in net
  assets from
  distributions..........             --                  --                  --             (31,738)
                             -----------         -----------          ----------         -----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................      4,887,593          18,389,810             235,296           2,068,184
  Net proceeds from
    reinvestment of
    distributions........             --                  --                  --              31,738
  Cost of shares
    redeemed.............     (3,420,074)         (8,559,070)           (599,111)           (708,590)
                             -----------         -----------          ----------         -----------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........      1,467,519           9,830,740            (363,815)          1,391,332
                             -----------         -----------          ----------         -----------
Total increase (decrease)
  in net assets..........     10,066,412           1,148,278             208,195            (583,557)
NET ASSETS
Beginning of period......     53,505,650          52,357,372           6,074,398           6,657,955
                             -----------         -----------          ----------         -----------
End of period+...........    $63,572,062         $53,505,650          $6,282,593         $ 6,074,398
                             ===========         ===========          ==========         ===========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............        411,992           1,509,640              35,415             260,193
  Shares issued to
    shareholders from
    reinvestment of
    distributions........             --                  --                  --               4,695
  Shares redeemed........       (289,378)           (728,027)            (91,020)           (100,919)
                             -----------         -----------          ----------         -----------
  Net increase
    (decrease)...........        122,614             781,613             (55,605)            163,969
                             ===========         ===========          ==========         ===========
+ Includes undistributed
  net investment income
  (loss).................    $   (37,389)        $      (216)         $   24,810         $       579
                             ===========         ===========          ==========         ===========

                                     SELECT EQUITY FUND
                           --------------------------------------
                           SIX MONTHS ENDED
                            JUNE 30, 2003         YEAR ENDED
                             (UNAUDITED)      DECEMBER 31, 2002
                           ----------------  --------------------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment income
    (loss)...............    $    21,527         $     7,796
  Net realized gain
    (loss) on investment
    transactions.........       (432,894)         (1,500,118)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........      1,365,706          (1,887,125)
                             -----------         -----------
Net increase (decrease)
  in net assets resulting
  from operations........        954,339          (3,379,447)
                             -----------         -----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment
    income...............             --             (14,419)
  In excess of net
    investment income....             --                  --
  Net realized gain on
    investments..........             --                  --
  In excess of net
    realized gain on
    investments..........             --                  --
  Capital................             --                  --
                             -----------         -----------
Net decrease in net
  assets from
  distributions..........             --             (14,419)
                             -----------         -----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................      1,088,914           2,323,112
  Net proceeds from
    reinvestment of
    distributions........             --              14,419
  Cost of shares
    redeemed.............     (1,180,043)         (1,990,885)
                             -----------         -----------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........        (91,129)            346,646
                             -----------         -----------
Total increase (decrease)
  in net assets..........        863,210          (3,047,220)
NET ASSETS
Beginning of period......      8,400,882          11,448,102
                             -----------         -----------
End of period+...........    $ 9,264,092         $ 8,400,882
                             ===========         ===========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............        155,300             290,860
  Shares issued to
    shareholders from
    reinvestment of
    distributions........             --               2,166
  Shares redeemed........       (168,892)           (275,175)
                             -----------         -----------
  Net increase
    (decrease)...........        (13,592)             17,851
                             ===========         ===========
+ Includes undistributed
  net investment income
  (loss).................    $    21,527         $        --
                             ===========         ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.     92

FINANCIAL HIGHLIGHTS
                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period:

                                       ALL CAP FUND                                INVESTMENT GRADE BOND FUND
                           ------------------------------------  ---------------------------------------------------------------
                             SIX MONTHS       FOR THE PERIOD       SIX MONTHS                 YEAR ENDED DECEMBER 31
                                ENDED           05/1/02* TO           ENDED       ----------------------------------------------
                             6/30/2003^         12/31/2002         6/30/2003^        2002        2001        2000        1999
                           ---------------  -------------------  ---------------  ----------  ----------  ----------  ----------
NET ASSET VALUE,
  BEGINNING OF PERIOD....      $7.540             $10.000            $ 9.630       $ 9.680     $ 9.600     $ 9.340     $ 9.970
                               ------             -------            -------       -------     -------     -------     -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............       0.017               0.020              0.268         0.538       0.601       0.626       0.576
  Net realized and
    unrealized gain
    (loss) on
    investments..........       2.003              (2.462)             0.438        (0.050)      0.079       0.260      (0.630)
                               ------             -------            -------       -------     -------     -------     -------
  Total from Investment
    Operations...........       2.020              (2.442)             0.706         0.488       0.680       0.886      (0.054)
                               ------             -------            -------       -------     -------     -------     -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............          --              (0.018)            (0.266)       (0.538)     (0.600)     (0.626)     (0.576)
  In excess of net
    investment income....          --                  --                 --            --          --          --          --
  Net realized gain on
    investments..........          --                  --                 --            --          --          --          --
  In excess of net
    realized gain on
    investments..........          --                  --                 --            --          --          --          --
  Capital................          --                  --                 --            --          --          --          --
                               ------             -------            -------       -------     -------     -------     -------
  Total distributions....          --              (0.018)            (0.266)       (0.538)     (0.600)     (0.626)     (0.576)
                               ------             -------            -------       -------     -------     -------     -------
NET ASSET VALUE, END OF
  PERIOD.................      $9.560             $ 7.540            $10.070       $ 9.630     $ 9.680     $ 9.600     $ 9.340
                               ======             =======            =======       =======     =======     =======     =======
TOTAL RETURN(b)..........       26.79%             (24.43)%             7.42%         5.23%       7.21%       9.86%      (0.56)%
                               ======             =======            =======       =======     =======     =======     =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................      $2,418             $ 1,780            $72,669       $67,679     $80,999     $40,376     $18,184
Ratios to average net
  assets:
  Net expenses(a)........        0.90%               0.90%              0.75%         0.75%       0.75%       0.75%       0.75%
  Gross expenses(a)......        7.28%               5.73%              0.89%         0.81%       0.95%       1.31%       1.98%
  Net investment income
    (loss)(a)............        0.40%               0.41%              5.46%         5.60%       6.11%       6.70%       6.00%
Portfolio turnover
  rate...................          76%                 67%                22%          144%         92%         69%         78%

                           INVESTMENT GRADE BOND FUND
                           -------------------
                             FOR THE PERIOD
                               12/7/98* TO
                               12/31/1998
                           -------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....        $10.000
                                 -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............          0.034
  Net realized and
    unrealized gain
    (loss) on
    investments..........         (0.030)
                                 -------
  Total from Investment
    Operations...........          0.004
                                 -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............         (0.034)
  In excess of net
    investment income....             --
  Net realized gain on
    investments..........             --
  In excess of net
    realized gain on
    investments..........             --
  Capital................             --
                                 -------
  Total distributions....         (0.034)
                                 -------
NET ASSET VALUE, END OF
  PERIOD.................        $ 9.970
                                 =======
TOTAL RETURN(b)..........           0.04%
                                 =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................        $10,026
Ratios to average net
  assets:
  Net expenses(a)........           0.75%
  Gross expenses(a)......           4.10%
  Net investment income
    (loss)(a)............           5.01%
Portfolio turnover
  rate...................              3%

  *  Commencement of operations
  ^  Unaudited
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period:

                                                             MONEY MARKET FUND                                     REAL ESTATE FUND
                           --------------------------------------------------------------------------------------  ---------------
                             SIX MONTHS                  YEAR ENDED DECEMBER 31                 FOR THE PERIOD       SIX MONTHS
                                ENDED       ------------------------------------------------      12/7/98* TO           ENDED
                             6/30/2003^        2002         2001         2000        1999         12/31/1998         6/30/2003^
                           ---------------  -----------  -----------  ----------  ----------  -------------------  ---------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....     $  1.000       $  1.000     $  1.000     $ 1.000     $ 1.000          $ 1.000            $11.100
                              --------       --------     --------     -------     -------          -------            -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............        0.003          0.011        0.035       0.057       0.045            0.003              0.358
  Net realized and
    unrealized gain
    (loss) on
    investments..........           --             --           --          --          --               --              1.172
                              --------       --------     --------     -------     -------          -------            -------
  Total from Investment
    Operations...........        0.003          0.011        0.035       0.057       0.045            0.003              1.530
                              --------       --------     --------     -------     -------          -------            -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............       (0.003)        (0.011)      (0.035)     (0.057)     (0.045)          (0.003)                --
  In excess of net
    investment income....           --             --           --          --          --               --                 --
  Net realized gain on
    investments..........           --             --           --          --          --               --                 --
  In excess of net
    realized gain on
    investments..........           --             --           --          --          --               --                 --
  Capital................           --             --           --          --          --               --                 --
                              --------       --------     --------     -------     -------          -------            -------
  Total distributions....       (0.003)        (0.011)      (0.035)     (0.057)     (0.045)          (0.003)                --
                              --------       --------     --------     -------     -------          -------            -------
NET ASSET VALUE, END OF
  PERIOD.................     $  1.000       $  1.000     $  1.000     $ 1.000     $ 1.000          $ 1.000            $12.630
                              ========       ========     ========     =======     =======          =======            =======
TOTAL RETURN(b)..........         0.33%          1.12%        3.59%       5.90%       4.63%            0.31%             13.78%
                              ========       ========     ========     =======     =======          =======            =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................     $143,225       $149,363     $116,946     $41,279     $13,971          $ 2,510            $51,611
Ratios to average net
  assets:
  Net expenses(a)........         0.63%          0.65%        0.65%       0.65%       0.65%            0.65%              1.25%
  Gross expenses(a)......         0.63%          0.65%        0.74%       1.22%       2.70%           12.29%              1.32%
  Net investment income
    (loss)(a)............         0.67%          1.11%        3.16%       5.83%       4.69%            4.48%              5.00%
Portfolio turnover
  rate...................          N/A            N/A          N/A         N/A         N/A              N/A                 25%

                                                  REAL ESTATE FUND
                           -------------------------------------------------------------------
                                       YEAR ENDED DECEMBER 31                FOR THE PERIOD
                           ----------------------------------------------      12/7/98* TO
                              2002        2001        2000        1999         12/31/1998
                           ----------  ----------  ----------  ----------  -------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....   $11.850     $11.250     $ 8.940     $ 9.850          $10.000
                            -------     -------     -------     -------          -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............     0.496       0.629       0.388       0.477            0.082
  Net realized and
    unrealized gain
    (loss) on
    investments..........    (0.036)      0.772       2.402      (0.888)          (0.152)
                            -------     -------     -------     -------          -------
  Total from Investment
    Operations...........     0.460       1.401       2.790      (0.411)          (0.070)
                            -------     -------     -------     -------          -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............    (0.463)     (0.618)     (0.417)     (0.447)          (0.080)
  In excess of net
    investment income....        --          --          --          --               --
  Net realized gain on
    investments..........    (0.583)     (0.183)     (0.054)         --               --
  In excess of net
    realized gain on
    investments..........    (0.070)         --      (0.009)         --               --
  Capital................    (0.094)         --          --      (0.052)              --
                            -------     -------     -------     -------          -------
  Total distributions....    (1.210)     (0.801)     (0.480)     (0.499)          (0.080)
                            -------     -------     -------     -------          -------
NET ASSET VALUE, END OF
  PERIOD.................   $11.100     $11.850     $11.250     $ 8.940          $ 9.850
                            =======     =======     =======     =======          =======
TOTAL RETURN(b)..........      4.04%      12.58%      31.30%      (3.98)%          (0.71)%
                            =======     =======     =======     =======          =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................   $44,310     $25,824     $17,162     $ 6,089          $ 4,930
Ratios to average net
  assets:
  Net expenses(a)........      1.25%       1.25%       1.25%       1.25%            1.25%
  Gross expenses(a)......      1.41%       1.68%       2.67%       3.39%            7.44%
  Net investment income
    (loss)(a)............      5.51%       5.60%       6.13%       6.09%           12.16%
Portfolio turnover
  rate...................        49%         25%         15%         13%               2%

  *  Commencement of operations
  ^  Unaudited
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period:

                                                                            ALGER INCOME &
                                    ALGER GROWTH FUND                        GROWTH FUND
                           ------------------------------------  ------------------------------------
                             SIX MONTHS       FOR THE PERIOD       SIX MONTHS       FOR THE PERIOD
                                ENDED           04/1/02* TO           ENDED           04/1/02* TO
                             6/30/2003^         12/31/2002         6/30/2003^         12/31/2002
                           ---------------  -------------------  ---------------  -------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....      $ 7.120            $10.000            $7.360             $10.000
                               -------            -------            ------             -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............       (0.003)             0.006             0.026               0.021
  Net realized and
    unrealized gain
    (loss) on
    investments..........        1.183             (2.880)            0.974              (2.640)
                               -------            -------            ------             -------
  Total from Investment
    Operations...........        1.180             (2.874)            1.000              (2.619)
                               -------            -------            ------             -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............           --             (0.006)               --              (0.021)
  In excess of net
    investment income....           --                 --                --                  --
  Net realized gain on
    investments..........           --                 --                --                  --
  In excess of net
    realized gain on
    investments..........           --                 --                --                  --
  Capital................           --                 --                --                  --
                               -------            -------            ------             -------
  Total distributions....           --             (0.006)               --              (0.021)
                               -------            -------            ------             -------
NET ASSET VALUE, END OF
  PERIOD.................      $ 8.300            $ 7.120            $8.360             $ 7.360
                               =======            =======            ======             =======
TOTAL RETURN(b)..........        16.57%            (28.74)%           13.59%             (26.20)%
                               =======            =======            ======             =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................      $ 8,929            $ 7,680            $6,929             $ 6,206
Ratios to average net
  assets:
  Net expenses(a)........         0.90%              0.90%             0.80%               0.80%
  Gross expenses(a)......         2.63%              3.12%             2.97%               3.32%
  Net investment income
    (loss)(a)............        (0.08)%             0.14%             0.71%               0.45%
Portfolio turnover
  rate...................           90%               217%              104%                223%

                                       ALGER SMALL
                                   CAPITALIZATION FUND
                           ------------------------------------
                             SIX MONTHS       FOR THE PERIOD
                                ENDED           04/1/02* TO
                             6/30/2003^         12/31/2002
                           ---------------  -------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....      $ 7.610            $10.000
                               -------            -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............       (0.028)            (0.026)
  Net realized and
    unrealized gain
    (loss) on
    investments..........        1.228             (2.364)
                               -------            -------
  Total from Investment
    Operations...........        1.200             (2.390)
                               -------            -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............           --                 --
  In excess of net
    investment income....           --                 --
  Net realized gain on
    investments..........           --                 --
  In excess of net
    realized gain on
    investments..........           --                 --
  Capital................           --                 --
                               -------            -------
  Total distributions....           --                 --
                               -------            -------
NET ASSET VALUE, END OF
  PERIOD.................      $ 8.810            $ 7.610
                               =======            =======
TOTAL RETURN(b)..........        15.77%            (23.90)%
                               =======            =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................      $ 4,141            $ 3,822
Ratios to average net
  assets:
  Net expenses(a)........         1.00%              1.00%
  Gross expenses(a)......         4.69%              5.16%
  Net investment income
    (loss)(a)............        (0.72)%            (0.68)%
Portfolio turnover
  rate...................           77%               107%

  *  Commencement of operations
  ^  Unaudited
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period:

                                                DAVIS FINANCIAL FUND
                           --------------------------------------------------------------
                                                   YEAR ENDED
                             SIX MONTHS           DECEMBER 31           FOR THE PERIOD
                                ENDED       ------------------------      7/17/00* TO
                             6/30/2003^        2002         2001          12/31/2000
                           ---------------  -----------  -----------  -------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....      $8.540         $10.490      $11.320          $10.000
                               ------         -------      -------          -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............       0.086           0.040        0.015            0.013
  Net realized and
    unrealized gain
    (loss) on
    investments..........       1.164          (1.975)      (0.757)           1.325
                               ------         -------      -------          -------
  Total from Investment
    Operations...........       1.250          (1.935)      (0.742)           1.338
                               ------         -------      -------          -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............          --          (0.015)          --           (0.013)
  In excess of net
    investment income....          --              --           --               --
  Net realized gain on
    investments..........          --              --       (0.088)          (0.005)
  In excess of net
    realized gain on
    investments..........          --              --           --               --
  Capital................          --              --           --               --
                               ------         -------      -------          -------
  Total distributions....          --          (0.015)      (0.088)          (0.018)
                               ------         -------      -------          -------
NET ASSET VALUE, END OF
  PERIOD.................      $9.790         $ 8.540      $10.490          $11.320
                               ======         =======      =======          =======
TOTAL RETURN(b)..........       14.64%         (18.45)%      (6.57)%          13.39%
                               ======         =======      =======          =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................      $7,594         $ 7,884      $10,153          $ 4,729
Ratios to average net
  assets:
  Net expenses(a)........        0.90%           0.90%        0.90%            0.90%
  Gross expenses(a)......        2.49%           2.09%        2.72%            5.50%
  Net investment income
    (loss)(a)............        0.89%           0.39%        0.20%            0.35%
Portfolio turnover
  rate...................           7%             56%          35%               1%

                                             DAVIS VENTURE VALUE FUND
                           ------------------------------------------------------------
                                                  YEAR ENDED
                             SIX MONTHS          DECEMBER 31          FOR THE PERIOD
                                ENDED       ----------------------      7/17/00* TO
                             6/30/2003^        2002        2001         12/31/2000
                           ---------------  ----------  ----------  -------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....      $ 7.320       $ 8.740     $ 9.830          $10.000
                               -------       -------     -------          -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............        0.084         0.054       0.049            0.028
  Net realized and
    unrealized gain
    (loss) on
    investments..........        0.776        (1.474)     (1.092)          (0.172)(c)
                               -------       -------     -------          -------
  Total from Investment
    Operations...........        0.860        (1.420)     (1.043)          (0.144)
                               -------       -------     -------          -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............           --          --(d)     (0.047)          (0.026)
  In excess of net
    investment income....           --            --          --               --
  Net realized gain on
    investments..........           --            --          --               --
  In excess of net
    realized gain on
    investments..........           --            --          --               --
  Capital................           --            --          --               --
                               -------       -------     -------          -------
  Total distributions....           --            --      (0.047)          (0.026)
                               -------       -------     -------          -------
NET ASSET VALUE, END OF
  PERIOD.................      $ 8.180       $ 7.320     $ 8.740          $ 9.830
                               =======       =======     =======          =======
TOTAL RETURN(b)..........        11.75%       (16.24)%    (10.61)%          (1.42)%
                               =======       =======     =======          =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................      $37,027       $32,194     $32,110          $12,611
Ratios to average net
  assets:
  Net expenses(a)........         0.90%         0.90%       0.90%            0.90%
  Gross expenses(a)......         1.23%         1.21%       1.28%            3.20%
  Net investment income
    (loss)(a)............         0.87%         0.71%       0.51%            1.08%
Portfolio turnover
  rate...................            2%           26%         84%               0%

  *  Commencement of operations
  ^  Unaudited
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c) The amount shown for a share outstanding does not correspond with aggregate net gain on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the fund.
(d)  Amount is less than .001 per share.

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period:

                                           NEUBERGER BERMAN                                  NEUBERGER BERMAN
                                         MID CAP GROWTH FUND                                MID CAP VALUE FUND
                           ------------------------------------------------  ------------------------------------------------

                             SIX MONTHS                   FOR THE PERIOD       SIX MONTHS                   FOR THE PERIOD
                                ENDED       YEAR ENDED     05/01/01* TO           ENDED       YEAR ENDED     05/01/01* TO
                             6/30/2003^     12/31/2002      12/31/2001         6/30/2003^     12/31/2002      12/31/2001
                           ---------------  ----------  -------------------  ---------------  ----------  -------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....      $ 6.190       $ 8.740          $10.000            $ 8.910       $ 9.860          $10.000
                               -------       -------          -------            -------       -------          -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............       (0.026)       (0.550)          (0.023)             0.001         0.011            0.032
  Net realized and
    unrealized gain
    (loss) on
    investments..........        0.896        (2.495)          (1.237)             1.089        (0.950)          (0.140)
                               -------       -------          -------            -------       -------          -------
  Total from Investment
    Operations...........        0.870        (2.550)          (1.260)             1.090        (0.939)          (0.108)
                               -------       -------          -------            -------       -------          -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............           --            --               --                 --        (0.010)          (0.032)
  In excess of net
    investment income....           --            --               --                 --            --(c)            --
  Net realized gain on
    investments..........           --            --               --                 --            --               --
  In excess of net
    realized gain on
    investments..........           --            --               --                 --            --               --
  Capital................           --            --               --                 --            --               --
                               -------       -------          -------            -------       -------          -------
  Total distributions....           --            --               --                 --        (0.011)          (0.032)
                               -------       -------          -------            -------       -------          -------
NET ASSET VALUE, END OF
  PERIOD.................      $ 7.060       $ 6.190          $ 8.740            $10.000       $ 8.910          $ 9.860
                               =======       =======          =======            =======       =======          =======
TOTAL RETURN(b)..........        14.05%       (29.26)%         (12.60)%            12.23%        (9.53)%          (1.08)%
                               =======       =======          =======            =======       =======          =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................      $ 5,123       $ 4,182          $ 4,235            $ 7,927       $ 6,819          $ 3,515
Ratios to average net
  assets:
  Net expenses(a)........         1.10%         1.10%            1.10%              1.10%         1.10%            1.10%
  Gross expenses(a)......         4.21%         4.06%            5.84%              2.91%         3.38%            7.47%
  Net investment income
    (loss)(a)............        (0.90)%       (0.84)%          (0.53)%             0.02%         0.14%            0.69%
Portfolio turnover
  rate...................           86%          163%              63%                38%           74%             108%


                                                 VALUE EQUITY FUND
                           --------------------------------------------------------------
                                                   YEAR ENDED
                             SIX MONTHS           DECEMBER 31           FOR THE PERIOD
                                ENDED       ------------------------      7/17/00* TO
                             6/30/2003^        2002         2001          12/31/2000
                           ---------------  -----------  -----------  -------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....      $7.520         $10.470      $11.290          $10.000
                               ------         -------      -------          -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............       0.033           0.075        0.057            0.036
  Net realized and
    unrealized gain
    (loss) on
    investments..........       0.987          (2.950)      (0.344)           1.297
                               ------         -------      -------          -------
  Total from Investment
    Operations...........       1.020          (2.875)      (0.287)           1.333
                               ------         -------      -------          -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............          --          (0.075)      (0.057)          (0.038)
  In excess of net
    investment income....          --              --(c)        --(c)            --
  Net realized gain on
    investments..........          --              --       (0.265)              --
  In excess of net
    realized gain on
    investments..........          --              --       (0.211)          (0.005)
  Capital................          --              --           --               --
                               ------         -------      -------          -------
  Total distributions....          --          (0.075)      (0.533)          (0.043)
                               ------         -------      -------          -------
NET ASSET VALUE, END OF
  PERIOD.................      $8.540         $ 7.520      $10.470          $11.290
                               ======         =======      =======          =======
TOTAL RETURN(b)..........       13.56%         (27.47)%      (2.53)%          13.35%
                               ======         =======      =======          =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................      $7,126         $ 6,453      $ 6,926          $ 2,579
Ratios to average net
  assets:
  Net expenses(a)........        0.90%           0.90%        0.90%            0.90%
  Gross expenses(a)......        2.82%           2.72%        3.97%            7.65%
  Net investment income
    (loss)(a)............        0.85%           0.92%        0.75%            0.81%
Portfolio turnover
  rate...................          34%             71%          72%              38%

  *  Commencement of operations
  ^  Unaudited
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)  Amount is less than .001 per share.

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period:

                                                 VALUE MANAGED FUND                                  VALUE MID CAP FUND
                           --------------------------------------------------------------  ---------------------------------------
                                                   YEAR ENDED                                                     YEAR ENDED
                             SIX MONTHS           DECEMBER 31           FOR THE PERIOD       SIX MONTHS          DECEMBER 31
                                ENDED       ------------------------      7/17/00* TO           ENDED       ----------------------
                             6/30/2003^        2002         2001          12/31/2000         6/30/2003^        2002        2001
                           ---------------  -----------  -----------  -------------------  ---------------  ----------  ----------
NET ASSET VALUE,
  BEGINNING OF PERIOD....      $8.170         $10.490      $11.300          $10.000            $10.320       $10.980     $10.290
                               ------         -------      -------          -------            -------       -------     -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............       0.041           0.073        0.075            0.085              0.001         0.006       0.016
  Net realized and
    unrealized gain
    (loss) on
    investments..........       0.839          (2.320)      (0.763)           1.300              1.079        (0.660)      0.688
                               ------         -------      -------          -------            -------       -------     -------
  Total from Investment
    Operations...........       0.880          (2.247)      (0.688)           1.385              1.080        (0.654)      0.704
                               ------         -------      -------          -------            -------       -------     -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............          --          (0.073)      (0.075)          (0.085)                --        (0.006)     (0.014)
  In excess of net
    investment income....          --              --(c)        --(c)            --(c)              --            --          --
  Net realized gain on
    investments..........          --              --       (0.047)              --                 --            --          --
  In excess of net
    realized gain on
    investments..........          --              --           --               --                 --            --          --
  Capital................          --              --           --               --                 --            --          --
                               ------         -------      -------          -------            -------       -------     -------
  Total distributions....          --          (0.073)      (0.122)          (0.085)                --        (0.006)     (0.014)
                               ------         -------      -------          -------            -------       -------     -------
NET ASSET VALUE, END OF
  PERIOD.................      $9.050         $ 8.170      $10.490          $11.300            $11.400       $10.320     $10.980
                               ======         =======      =======          =======            =======       =======     =======
TOTAL RETURN(b)..........       10.77%         (21.43)%      (6.08)%          13.88%             10.47%        (5.95)%      6.84%
                               ======         =======      =======          =======            =======       =======     =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................      $4,689         $ 4,367      $ 4,629          $ 2,397            $17,125       $15,682     $15,040
Ratios to average net
  assets:
  Net expenses(a)........        0.90%           0.90%        0.90%            0.90%              1.00%         1.00%       1.00%
  Gross expenses(a)......        3.68%           3.55%        4.68%            7.84%              1.73%         1.71%       1.70%
  Net investment income
    (loss)(a)............        1.00%           0.83%        0.88%            1.80%              0.02%         0.06%       0.12%
Portfolio turnover
  rate...................          50%             55%          54%              32%                36%          104%        158%

                           VALUE MID CAP FUND                       VALUE SMALL CAP FUND
                           -------------------  ------------------------------------------------------------
                                                                       YEAR ENDED
                             FOR THE PERIOD       SIX MONTHS          DECEMBER 31          FOR THE PERIOD
                               7/17/00* TO           ENDED       ----------------------      7/17/00* TO
                               12/31/2000         6/30/2003^        2002        2001         12/31/2000
                           -------------------  ---------------  ----------  ----------  -------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....        $10.000            $ 9.940       $12.820     $11.930          $10.000
                                 -------            -------       -------     -------          -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............          0.021              0.025         0.012      (0.005)           0.065
  Net realized and
    unrealized gain
    (loss) on
    investments..........          0.312              1.455        (2.640)      1.062            2.109
                                 -------            -------       -------     -------          -------
  Total from Investment
    Operations...........          0.333              1.480        (2.628)      1.057            2.174
                                 -------            -------       -------     -------          -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............         (0.021)                --            --          --(c)        (0.065)
  In excess of net
    investment income....             --(c)              --            --      (0.002)          (0.001)
  Net realized gain on
    investments..........             --                 --        (0.220)     (0.165)          (0.178)
  In excess of net
    realized gain on
    investments..........         (0.022)                --        (0.032)         --               --
  Capital................             --                 --            --          --               --
                                 -------            -------       -------     -------          -------
  Total distributions....         (0.043)                --        (0.252)     (0.167)          (0.244)
                                 -------            -------       -------     -------          -------
NET ASSET VALUE, END OF
  PERIOD.................        $10.290            $11.420       $ 9.940     $12.820          $11.930
                                 =======            =======       =======     =======          =======
TOTAL RETURN(b)..........           3.37%             14.89%       (20.61)%      8.91%           21.91%
                                 =======            =======       =======     =======          =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................        $ 8,122            $57,672       $44,282     $22,140          $ 5,973
Ratios to average net
  assets:
  Net expenses(a)........           1.00%              1.00%         1.00%       1.00%            1.00%
  Gross expenses(a)......           4.27%              1.17%         1.34%       2.06%            5.02%
  Net investment income
    (loss)(a)............           0.71%              0.34%         0.18%      (0.08)%           1.83%
Portfolio turnover
  rate...................             36%                68%          136%        138%              42%

  *  Commencement of operations
  ^  Unaudited
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)  Amount is less than $0.001 per share.

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period:

                                                    BLUE CHIP MID CAP FUND
                           ------------------------------------------------------------------------
                             SIX MONTHS           YEAR ENDED DECEMBER 31          FOR THE PERIOD
                                ENDED       ----------------------------------      9/1/99* TO
                             6/30/2003^        2002        2001        2000         12/31/1999
                           ---------------  ----------  ----------  ----------  -------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....      $11.470       $13.480     $13.930     $12.300          $10.000
                               -------       -------     -------     -------          -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............       (0.008)       (0.024)     (0.022)     (0.018)              --
  Net realized and
    unrealized gain
    (loss) on
    investments..........        1.808        (1.986)     (0.428)      2.994            2.683
                               -------       -------     -------     -------          -------
  Total from Investment
    Operations...........        1.800        (2.010)     (0.450)      2.976            2.683
                               -------       -------     -------     -------          -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............           --            --          --          --               --
  In excess of net
    investment income....           --            --          --          --               --
  Net realized gain on
    investments..........           --            --          --      (0.968)          (0.383)
  In excess of net
    realized gain on
    investments..........           --            --          --      (0.378)              --
  Capital................           --            --          --          --               --
                               -------       -------     -------     -------          -------
  Total distributions....           --            --          --      (1.346)          (0.383)
                               -------       -------     -------     -------          -------
NET ASSET VALUE, END OF
  PERIOD.................      $13.270       $11.470     $13.480     $13.930          $12.300
                               =======       =======     =======     =======          =======
TOTAL RETURN(b)..........        15.69%       (14.91)%     (3.23)%     24.96%           27.07%
                               =======       =======     =======     =======          =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................      $63,572       $53,506     $52,357     $37,593          $ 6,780
Ratios to average net
  assets:
  Net expenses(a)........         1.00%         1.00%       1.00%       1.00%            1.00%
  Gross expenses(a)......         1.18%         1.17%       1.26%       1.96%            4.11%
  Net investment income
    (loss)(a)............        (0.13)%       (0.21)%     (0.17)%     (0.26)%          (0.16)%
Portfolio turnover
  rate...................           38%           90%        125%        138%              51%

                                                    INVESTORS FOUNDATION FUND
                           ---------------------------------------------------------------------------
                             SIX MONTHS            YEAR ENDED DECEMBER 31            FOR THE PERIOD
                                ENDED       -------------------------------------      9/1/99* TO
                             6/30/2003^        2002         2001         2000          12/31/1999
                           ---------------  -----------  -----------  -----------  -------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....      $6.670         $ 8.920      $ 9.720      $11.190          $10.000
                               ------         -------      -------      -------          -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............       0.029           0.036        0.029        0.017            0.015
  Net realized and
    unrealized gain
    (loss) on
    investments..........       0.651          (2.251)      (0.800)      (0.708)           1.197
                               ------         -------      -------      -------          -------
  Total from Investment
    Operations...........       0.680          (2.215)      (0.771)      (0.691)           1.212
                               ------         -------      -------      -------          -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............          --          (0.035)      (0.029)      (0.017)          (0.015)
  In excess of net
    investment income....          --              --           --(c)        --(c)            --
  Net realized gain on
    investments..........          --              --           --       (0.495)          (0.007)
  In excess of net
    realized gain on
    investments..........          --              --           --       (0.267)              --
  Capital................          --              --           --           --               --
                               ------         -------      -------      -------          -------
  Total distributions....          --          (0.035)      (0.029)      (0.779)          (0.022)
                               ------         -------      -------      -------          -------
NET ASSET VALUE, END OF
  PERIOD.................      $7.350         $ 6.670      $ 8.920      $ 9.720          $11.190
                               ======         =======      =======      =======          =======
TOTAL RETURN(b)..........       10.19%         (24.84)%      (7.93)%      (5.94)%          12.13%
                               ======         =======      =======      =======          =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................      $6,283         $ 6,074      $ 6,658      $ 5,653          $ 3,867
Ratios to average net
  assets:
  Net expenses(a)........        0.90%           0.90%        0.90%        0.90%            0.90%
  Gross expenses(a)......        3.18%           2.89%        3.34%        3.99%            5.12%
  Net investment income
    (loss)(a)............        0.82%           0.49%        0.34%        0.18%            0.46%
Portfolio turnover
  rate...................          43%             92%         119%          82%              31%

  *  Commencement of operations
  ^  Unaudited
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)  Amount is less than $0.001 per share

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period:

                                                       SELECT EQUITY FUND
                           ---------------------------------------------------------------------------
                             SIX MONTHS            YEAR ENDED DECEMBER 31            FOR THE PERIOD
                                ENDED       -------------------------------------      9/1/99* TO
                             6/30/2003^        2002         2001         2000          12/31/1999
                           ---------------  -----------  -----------  -----------  -------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....      $6.610         $ 9.140      $10.970      $12.640          $10.000
                               ------         -------      -------      -------          -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............       0.017           0.006        0.045        0.005               --
  Net realized and
    unrealized gain
    (loss) on
    investments..........       0.743          (2.525)      (1.824)      (1.251)           2.640
                               ------         -------      -------      -------          -------
  Total from Investment
    Operations...........       0.760          (2.519)      (1.779)      (1.246)           2.640
                               ------         -------      -------      -------          -------
LESS DISTRIBUTIONS FROM:
  Net investment income..          --          (0.010)      (0.051)      (0.005)              --
  In excess of net
    investment income....          --          (0.001)          --           --(c)            --
  Net realized gain on
    investments..........          --              --           --       (0.123)              --
  In excess of net
    realized gain on
    investments..........          --              --           --       (0.296)              --
  Capital................          --              --           --           --               --
                               ------         -------      -------      -------          -------
  Total distributions....          --          (0.011)      (0.051)      (0.424)              --
                               ------         -------      -------      -------          -------
NET ASSET VALUE, END OF
  PERIOD.................      $7.370         $ 6.610      $ 9.140      $10.970          $12.640
                               ======         =======      =======      =======          =======
TOTAL RETURN(b)..........       11.50%         (27.56)%     (16.22)%      (9.71)%          26.40%
                               ======         =======      =======      =======          =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................      $9,264         $ 8,401      $11,448      $14,848          $ 5,140
Ratios to average net
  assets:
  Net expenses(a)........        0.90%           0.90%        0.90%        0.90%            0.90%
  Gross expenses(a)......        2.36%           2.19%        1.50%        2.44%            4.25%
  Net Investment income
    (loss)(a)............        0.50%           0.08%        0.31%        0.07%           (0.06)%
Portfolio turnover rate..          52%            144%         263%         271%              51%

  *  Commencement of operations
  ^  Unaudited
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)  Amount is less than $0.001 per share

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

NOTE A -- ORGANIZATION

Sun Capital Advisers Trust (the "Trust") is registered under the Investment Company Act of 1940 as amended (the "1940 Act") as an open-end management investment company. The Trust was established as a Delaware business trust under the laws of Delaware by an Agreement and Declaration of Trust dated July 13, 1998. It currently consists of eighteen funds (each referred to as a "Fund" collectively as "the Funds"), which are offered only to qualified pension and retirement plans and variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Funds are the Sun Capital All Cap Fund ("All Cap Fund"), Sun Capital Investment Grade Bond Fund ("Investment Grade Bond Fund"), Sun Capital Money Market Fund ("Money Market Fund"), Sun Capital Real Estate Fund ("Real Estate Fund"), SC Alger Growth Fund ("Alger Growth Fund"), SC Alger Income & Growth Fund ("Alger Income & Growth Fund"), SC Alger Small Capitalization Fund ("Alger Small Capitalization Fund"), SC Davis Financial Fund ("Davis Financial Fund"), SC Davis Venture Value Fund ("Davis Venture Value Fund"), SC Neuberger Berman Mid Cap Growth Fund (" Neuberger Berman Mid Cap Growth Fund"), SC Neuberger Berman Mid Cap Value Fund (" Neuberger Berman Mid Cap Value Fund"), SC Value Equity Fund ("Value Equity Fund"), SC Value Managed Fund ("Value Managed Fund"), SC Value Mid Cap Fund ("Value Mid Cap Fund"), SC Value Small Cap Fund ("Value Small Cap Fund"), SC Blue Chip Mid Cap Fund ("Blue Chip Mid Cap Fund"), SC Investors Foundation Fund ("Investors Foundation Fund") and SC Select Equity Fund ("Select Equity Fund"). Each of the Funds, other than the Real Estate Fund and the Select Equity Fund, are classified as diversified funds under the 1940 Act.

NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

VALUATION OF INVESTMENTS

Securities for which exchange quotations are readily available are valued at the last sales price, or, if no sales occurred on that day, at the mean between the closing bid and asked prices. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Short-term securities maturing in 60 days or less are valued at cost plus earned discount to maturity (amortized cost), which approximates market value. Securities for which current market quotations are not readily available are stated at fair value as determined in good faith under the direction of the Board of Trustees.

In accordance with Rule 2a-7 of the 1940 Act, the Money Market Fund values its securities initially at cost, and thereafter assumes the securities to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)       SUN CAPITAL ADVISERS
TRUST
--------------------------------------------------------------------------------

INVESTMENT TRANSACTIONS AND INCOME

Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost for both financial statement and federal income tax purposes.

The Real Estate Fund and Davis Financial Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject each of these funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions.

FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS

The accounting records of the Funds are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net gains and losses on foreign currency transactions include disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for Federal tax purposes. Each Fund has qualified and intends to elect and continue to qualify each year to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. By so qualifying, the Funds will not be subject to Federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to a Federal excise tax.

A portion of the dividend income recorded by Real Estate Fund is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction to the cost basis of the securities held.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)       SUN CAPITAL ADVISERS
TRUST
--------------------------------------------------------------------------------

At December 31, 2002, the following Funds have available for federal income tax purposes capital loss carryovers which can be used to offset certain future realized capital gains.

                                           EXPIRES DECEMBER 31,
                                ------------------------------------------
                                  2007      2008       2009        2010
                                --------  --------  ----------  ----------
All Cap Fund..................  $     --  $     --  $       --  $  150,890
Money Market Fund.............     1,633       156          --          --
Investment Grade Bond Fund....        --        --          --     371,506
Alger Growth Fund.............        --        --          --   1,083,770
Alger Income & Growth Fund....        --        --          --     820,088
Alger Small Capitalization
 Fund.........................        --        --          --     490,963
Davis Financial Fund..........        --        --     229,846       6,594
Davis Venture Value Fund......        --     4,588     764,787   3,314,207
Neuberger Berman Mid Cap
 Growth Fund..................        --        --     414,660   1,160,447
Neuberger Berman Mid Cap Value
 Fund.........................        --        --     132,216     167,069
Value Equity Fund.............        --        --          --   1,372,093
Value Managed Fund............        --        --          --     658,031
Value Mid Cap Fund............        --        --      33,323     210,278
Value Small Cap Fund..........        --        --          --   1,401,311
Blue Chip Mid Cap Fund........        --        --   3,639,931   3,013,132
Investors Foundation Fund.....        --        --     462,398   1,111,503
Select Equity Fund............        --        --   3,929,604   2,261,999

Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended December 31, 2002, the following Funds elected to defer net losses arising between November 1, 2002 and December 31, 2002.

                                                     AMOUNT
                                                    --------
All Cap Fund......................................  $ 16,604
Real Estate Fund..................................    40,479
Alger Growth Fund.................................   252,678
Alger Income & Growth Fund........................    54,369
Alger Small Capitalization Fund...................    53,924
Davis Venture Value Fund..........................     1,554
Neuberger Berman Mid Cap Growth Fund..............   255,646
Neuberger Berman Mid Cap Value Fund...............     5,830
Value Equity Fund.................................   184,212
Value Managed Fund................................   110,218
Value Mid Cap Fund................................    73,106
Blue Chip Mid Cap Fund............................   242,806
Investors Foundation Fund.........................    70,652
Select Equity Fund................................   377,807

DOLLAR ROLL TRANSACTIONS

The Investment Grade Bond Fund may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. The Fund will only enter into "covered" rolls. A "covered" roll is a specific type of dollar roll for which there is an offsetting cash position or liquid security position. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)       SUN CAPITAL ADVISERS
TRUST
--------------------------------------------------------------------------------

similar securities at an agreed upon price and date. The securities repurchased will be substantially similar as to type, coupon and maturity as those sold. The Fund is paid a fee for entering into a dollar roll transaction, that is accrued as income over the life of the dollar roll contract. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold.

The proceeds of the sale will generally be invested in additional instruments for the Fund, and the income from these investments, together with any additional fee income received on the dollar roll transaction, will generally exceed the interest income that would have been earned on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those similar securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

REPURCHASE AGREEMENTS

In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals 102% of the principal amount of the repurchase transaction. The value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. There is the risk that the collateral may be insufficient to meet the obligation in the event of default.

WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS

The Funds may purchase or sell securities on a when issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled for a future time. Settlement dates may be a month or more after entering into these transactions and such transactions may involve a risk of loss if the value of the underlying security declines prior to the settlement date. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices and yields. In connection with such purchases the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such agreements for the purpose of investment leverage.

EXPENSES

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a particular Fund are allocated evenly among the affected Funds, allocated on the basis of relative net assets, or otherwise allocated among the Funds as the Trustees may direct or approve.

DIVIDENDS AND DISTRIBUTIONS

The Investment Grade Bond Fund and Money Market Fund declare dividends daily from net investment income, if any. Each of the remaining Funds in the Trust distributes net investment income, if any, annually. Each Fund distributes its net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per share allocation between net investment income and realized and unrealized gain (loss).

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)       SUN CAPITAL ADVISERS
TRUST
--------------------------------------------------------------------------------

Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

NOTE C -- INVESTMENT ADVISORY AND OTHER RELATED PARTY AGREEMENTS

INVESTMENT ADVISORY AGREEMENT

Sun Capital Advisers, Inc. (the "Adviser") is the investment adviser to the Investment Grade Bond Fund, Money Market Fund, and Real Estate Fund under an investment advisory agreement with the Trust dated November 4, 1998. The Adviser is the investment adviser to the Blue Chip Mid Cap Fund, Investors Foundation Fund, and Select Equity Fund under separate investment advisory agreements with the Trust dated August 27, 1999. The Adviser is the investment adviser to the Davis Financial Fund, Davis Venture Value Fund, Value Equity Fund, Value Managed Fund, Value Mid Cap Fund, and Value Small Cap Fund under separate investment advisory agreements with the Trust dated May 1, 2000. The Adviser is the investment adviser to the Neuberger Berman Mid Cap Growth Fund and Neuberger Berman Mid Cap Value Fund under separate investment advisory agreements with the Trust dated May 1, 2001. The Adviser is the investment adviser to the Alger Growth Fund, Alger Income & Growth Fund, and Alger Small Capitalization Fund under separate investment advisory agreements with the Trust dated April 1, 2002. The Adviser is the investment adviser to the All Cap Fund under separate investment advisory agreement with the Trust dated May 1, 2002. The Adviser is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), ("Sun Life (U.S.)") which is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life of Canada"). Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), a holding company, is the ultimate parent of Sun Life of Canada and the Adviser. The Adviser has retained Wellington Management Company LLP at its own cost, as subadviser for Blue Chip Mid Cap Fund, Investors Foundation Fund, and Select Equity Fund, Davis Selected Advisers L.P., as subadviser for the Davis Financial Fund, and the Davis Venture Value Fund, OpCap Advisors, as subadviser for the Value Equity Fund, Value Managed Fund, Value Mid Cap Fund, and Value Small Cap Fund, Neuberger Berman Management Inc., as subadviser for the Neuberger Berman Mid Cap Growth Fund, and Neuberger Berman Mid Cap Value Fund, and Fred Alger Management, Inc., as subadviser for the Alger Growth Fund, Alger Income & Growth Fund, and Alger Small Capitalization Fund.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)       SUN CAPITAL ADVISERS
TRUST
--------------------------------------------------------------------------------

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under the advisory agreement, the Trust pays compensation monthly to the Adviser at the following annual rates based on the average daily net assets of each Fund taken separately:

                                                                  ADVISORY
                                          DAILY NET ASSETS            FEE
All Cap Fund                          All                            0.70%

Investment Grade Bond Fund            All                            0.60%

Money Market Fund                     All                            0.50%

Real Estate Fund                      All                            0.95%

Alger Growth Fund                     All                            0.75%

Alger Income & Growth Fund            All                           0.625%

Alger Small Capitalization Fund       All                            0.85%

Davis Financial Fund                  $0-$500 million                0.75%
Davis Venture Value Fund              over $500 million              0.70%

Neuberger Berman Mid Cap Growth Fund  $0-$750 million                0.95%
Neuberger Berman Mid Cap Value Fund   over $750 million              0.90%

Value Equity Fund                     $0-$400 million                0.80%
Value Managed Fund                    $400 million-$800 million      0.75%
Value Mid Cap Fund                    over $800 million              0.70%
Value Small Cap Fund

Blue Chip Mid Cap Fund                $0-$300 million                0.80%
                                      over $300 million              0.75%

Investors Foundation Fund             $0-$300 million                0.75%
Select Equity Fund                    over $300 million              0.70%

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)       SUN CAPITAL ADVISERS
TRUST
--------------------------------------------------------------------------------

LIMITATIONS

The Adviser has contractually agreed to reduce its advisory fee and to reimburse each Fund's other expenses to reduce each Fund's total annual operating expenses to:

                                                    TOTAL OPERATING EXPENSE
                                                    -----------------------
All Cap Fund......................................            0.90%
Investment Grade Bond Fund........................            0.75%
Money Market Fund.................................            0.65%
Real Estate Fund..................................            1.25%
Alger Growth Fund.................................            0.90%
Alger Income & Growth Fund........................            0.80%
Alger Small Capitalization Fund...................            1.00%
Davis Financial Fund..............................            0.90%
Davis Venture Value Fund..........................            0.90%
Neuberger Berman Mid Cap Growth Fund..............            1.10%
Neuberger Berman Mid Cap Value Fund...............            1.10%
Value Equity Fund.................................            0.90%
Value Managed Fund................................            0.90%
Value Mid Cap Fund................................            1.00%
Value Small Cap Fund..............................            1.00%
Blue Chip Mid Cap Fund............................            1.00%
Investors Foundation Fund.........................            0.90%
Select Equity Fund................................            0.90%

The Adviser has contractually agreed to maintain the above limits through April 30, 2004. For the six months ended June 30, 2003, the Adviser did not impose all or part of its advisory fee, resulting in the following waivers and reimbursements:

                                          FEES WAIVED  EXPENSES REIMBURSED
                                          -----------  -------------------
All Cap Fund............................    $ 6,713          $54,428
Investment Grade Bond Fund..............     47,546               --
Money Market Fund.......................         --               --
Real Estate Fund........................     16,502               --
Alger Growth Fund.......................     28,689           37,466
Alger Income & Growth Fund..............     18,427           45,399
Alger Small Capitalization Fund.........     15,579           52,060
Davis Financial Fund....................     26,882           30,161
Davis Venture Value Fund................     54,380               --
Neuberger Berman Mid Cap Growth Fund....     20,290           46,127
Neuberger Berman Mid Cap Value Fund.....     32,618           29,498
Value Equity Fund.......................     26,052           36,516
Value Managed Fund......................     17,140           42,479
Value Mid Cap Fund......................     55,800               --
Value Small Cap Fund....................     40,330               --
Blue Chip Mid Cap Fund..................     50,102               --
Investors Foundation Fund...............     22,174           45,359
Select Equity Fund......................     31,990           30,118

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)       SUN CAPITAL ADVISERS
TRUST
--------------------------------------------------------------------------------

To the extent that a Fund's total expense ratio falls below the expense limit stated above in future years, the Adviser reserves the right to be reimbursed for advisory fees waived and fund expenses paid by it during the prior two fiscal years.

TRUSTEES' COMPENSATION

Trustees' fees are paid by the Trust to each independent trustee of the Trust. The Trust pays no compensation directly to its Trustees or officers who are affiliated with the Adviser, Sun Life (U.S.) or Sun Life of Canada, all of whom receive remuneration for their services to the Trust from the Adviser, Sun Life (U.S.) or Sun Life of Canada. Certain officers and Trustees of the Trust are officers and directors of the Adviser, Sun Life (U.S.) or Sun Life of Canada.

NOTE D -- INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for the six months ended June 30, 2003 were as follows:

                                   NON-                      NON-
                                GOVERNMENT   GOVERNMENT   GOVERNMENT   GOVERNMENT
                                 PURCHASES    PURCHASES      SALES       SALES
                                -----------  -----------  -----------  ----------
All Cap Fund..................  $ 1,648,444  $        --  $ 1,422,920  $       --
Investment Grade Bond Fund....   17,106,687   18,068,798   11,061,274   4,439,971
Real Estate Fund..............   12,515,257           --   11,067,537          --
Alger Growth Fund.............    7,335,472           --    6,683,000          --
Alger Income & Growth Fund....    6,029,663       11,610    5,840,773      31,473
Alger Small Capitalization
 Fund.........................    2,683,088           --    3,086,989      19,993
Davis Financial Fund..........      469,338           --    1,739,224          --
Davis Venture Value Fund......    2,621,801           --      731,861          --
Neuberger Berman Mid Cap
 Growth Fund..................    3,709,309           --    3,515,845          --
Neuberger Berman Mid Cap Value
 Fund.........................    2,521,355           --    2,491,366          --
Value Equity Fund.............    2,115,610       54,661    2,454,395          --
Value Managed Fund............    2,159,452      107,147    1,993,157          --
Value Mid Cap Fund............    5,467,336           --    6,661,812          --
Value Small Cap Fund..........   36,593,490           --   31,836,350          --
Blue Chip Mid Cap Fund........   21,272,141           --   21,540,292          --
Investors Foundation Fund.....    2,500,075       50,078    2,961,793      13,815
Select Equity Fund............    4,239,973       14,791    4,327,532          --

Purchases and sales, including maturities, of short-term securities by the Money Market Fund for the six months ended June 30, 2003 were $593,282,305 and $600,066,023, respectively.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)       SUN CAPITAL ADVISERS
TRUST
--------------------------------------------------------------------------------

The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at June 30, 2003 were as follows:

                                                       GROSS UNREALIZED        NET UNREALIZED
                                                 ----------------------------  APPRECIATION/
                                IDENTIFIED COST  APPRECIATION  (DEPRECIATION)  (DEPRECIATION)
                                ---------------  ------------  --------------  --------------
All Cap Fund..................   $  2,171,049     $  260,741    $   (54,684)     $  206,057
Investment Grade Bond Fund....     78,643,516      3,202,113       (799,568)      2,402,545
Money Market Fund.............    143,234,582             --             --              --
Real Estate Fund..............     46,249,818      4,887,046       (502,189)      4,384,857
Alger Growth Fund.............      7,836,307      1,057,885        (60,671)        997,214
Alger Income & Growth Fund....      6,166,682        645,840        (41,009)        604,831
Alger Small Capitalization
 Fund.........................      3,635,619        590,549        (43,738)        546,811
Davis Financial Fund..........      7,749,455        565,050       (984,975)       (419,925)
Davis Venture Value Fund......     38,019,758      3,038,074     (4,032,113)       (994,039)
Neuberger Berman Mid Cap
 Growth Fund..................      4,409,430        756,333        (32,834)        723,499
Neuberger Berman Mid Cap Value
 Fund.........................      6,994,796        667,436       (220,915)        446,521
Value Equity Fund.............      6,506,361        670,821       (377,177)        293,644
Value Managed Fund............      4,226,588        409,119       (201,181)        207,938
Value Mid Cap Fund............     14,197,346      2,113,738       (180,046)      1,933,692
Value Small Cap Fund..........     50,620,193      7,727,749       (986,801)      6,740,948
Blue Chip Mid Cap Fund........     56,044,996      9,007,838     (1,891,996)      7,115,842
Investors Foundation Fund.....      6,063,427        462,034       (349,381)        112,653
Select Equity Fund............      8,913,482        676,449       (514,529)        161,920

NOTE E -- LINE OF CREDIT

The Trust has entered into a $15 million committed unsecured revolving line of credit (the "Agreement") primarily for temporary or emergency purposes. The Money Market Fund is not a party to this agreement. Interest is charged to each Fund based on its borrowings at an amount above the overnight federal funds rate. In addition, a fee on the daily unused portion of the $15 million committed line is allocated among the participating funds at the end of each quarter. During the period ended June 30, 2003, the following Funds had borrowings under this Agreement as follows:

                                              AVERAGE DAILY   WEIGHTED AVERAGE  TOTAL INTEREST
                                MAXIMUM LOAN  AMOUNT OF LOAN   INTEREST RATE         PAID
                                ------------  --------------  ----------------  --------------
Real Estate Fund..............   $1,394,000     $1,394,000          1.833%           $213
Alger Growth Fund.............    1,255,000        610,455          1.757%            328
Alger Income & Growth Fund....      683,000        598,600          1.761%            146
Alger Small Capitalization
 Fund.........................      320,000        139,667          1.708%             82
Davis Financial Fund..........      255,000        255,000          1.833%             39
Neuberger Berman Mid Cap Value
 Fund.........................      454,000        383,000          1.833%             59
Value Small Cap Fund..........      347,000        255,000          1.750%             25
Select Equity Fund............      791,000        263,667          1.639%             36

                                                      SUN CAPITAL ADVISERS TRUST

--------------------------------------------------------------------------------

                             TRUSTEES AND OFFICERS
                            GRAHAM E. JONES, TRUSTEE
                          ANTHONY C. PADDOCK, TRUSTEE
                        WILLIAM N. SEARCY, JR., TRUSTEE
             C. JAMES PRIEUR, CHAIRMAN, EXECUTIVE V.P. AND TRUSTEE
                JAMES M.A. ANDERSON, PRESIDENT, CEO AND TRUSTEE
                       JAMES F. ALBAN, TREASURER AND CFO
                      SUSAN J. WALSH, ASSISTANT TREASURER
                        JOHN W. DONOVAN, VICE PRESIDENT
                         RICHARD GORDON, VICE PRESIDENT
                        EVAN S. MOSKOVIT, VICE PRESIDENT
                       THOMAS V. PEDULLA, VICE PRESIDENT
                        LEO D. SARACENO, VICE PRESIDENT
                       MICHAEL A. SAVAGE, VICE PRESIDENT
                           MAURA A. MURPHY, SECRETARY
                    SAMANTHA M. BURGESS, ASSISTANT SECRETARY

                               INVESTMENT ADVISER
                           SUN CAPITAL ADVISERS, INC.
                          ONE SUN LIFE EXECUTIVE PARK
                           WELLESLEY HILLS, MA 02481

                              INDEPENDENT AUDITORS
                             DELOITTE & TOUCHE LLP
                              200 BERKELEY STREET
                                BOSTON, MA 02116

                    ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT
                       STATE STREET BANK & TRUST COMPANY
                              225 FRANKLIN STREET
                                BOSTON, MA 02110

                                 LEGAL COUNSEL
                               HALE AND DORR LLP
                                60 STATE STREET
                                BOSTON, MA 02109

This report must be preceded or accompanied by a prospectus for Sun Capital Advisers Trust which includes more information about charges and expenses. Please read the prospectus carefully before you invest or send money.

ITEM 2.  CODE OF ETHICS.

Not applicable at this time.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5.  [RESERVED]

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

ITEM 10. EXHIBITS.

(a)  Not applicable at this time.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certification as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)               SUN CAPITAL ADVISERS TRUST
                      ----------------------------------------------------------


By (Signature and Title)*   /s/ JAMES M.A. ANDERSON
                      ----------------------------------------------------------
                      James M.A. Anderson, President

Date:     August 25, 2003
     ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ JAMES M.A. ANDERSON
                      ----------------------------------------------------------
                      James M.A. Anderson, President
                      (Principal Executive Officer)

Date:     August 25, 2003
     ---------------------------

By (Signature and Title)*   /s/ JAMES F. ALBAN
                      ----------------------------------------------------------
                      James F. Alban, Treasurer
                      (Principal Financial Officer)

Date:     August 25, 2003
     ---------------------------

* Print name and title of each signing officer under his or her signature.